UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934


               Date of Event Requiring Report: January 26, 2002
                                              -----------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)


      0-32455                                         88-0459590
      -------                                         ----------
(Commission File Number)                  (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 320, Houston, Texas 77060
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (281) 591-5834
                                 --------------
              (Registrant's telephone number, including area code)


EZFoodStop.com, Inc., Suite 800 - 555 W. Hastings St., Vancouver, B.C.,
Canada V6B 4N5
------------------------------------------------------------------------------
           (Former Name and Address, If Changed Since Last Report)



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Item 5.     Other Information.

      On January 25, 2002, Far East Energy Corporation (the "Company") entered into two agreements with the China United Coal Bed Methane Corporation ("CUCBM"), which has exclusive legal authority over all coal bed methane gas properties in the People's Republic of China ("PRC").

      The Product Sharing Contracts are subject to formal ratification by the Ministry of Foreign Trade and Economic Co-operation (MOFTEC). Although the Company is extremely confident the agreements will be ratified, and the Company knows of no similar agreement which has not been ratified by MOFTEC, no assurances can be given that ratification will be granted, or when it may be granted.

      Pursuant to the two Product Sharing Contracts, the Company received the authority from CUCBM to jointly explore, develop, produce and sell coal bed methane in and from a total area of 1,330 square kilometers, in Enhong, Laochang and Zhaotong areas of Yunnan Province, PRC. The Yunnan Provincial Coal Geological Bureau has estimated that the above joint venture area contains a potential resource in excess of 6.0 trillion cubic feet of methane gas. The Company is currently in the process of obtaining a reserve valuation report from an US engineering firm on this resource.

      The Company has the right to earn a minimum of 60% interest in the joint venture, with CUCBM retaining the remaining 40%. In the event that CUCBM elects to participate at a level less than 40%, their interest will be reduced proportionately, increasing the Company's participating interest. In exchange for the Company's product sharing interest, it has agreed to provide, over the next three years, signing, training and assistance fees totaling approximately $890,000 to CUCBM. Additionally, drilling seven (7) exploration wells and twelve
(12) pilot development wells over a three year period is the sole responsibility and liability of the Company. The estimated cost of drilling such nineteen (19) wells is approximately Seven Million Dollars (US$7,000,000). Accordingly, the total cost of acquiring the product sharing rights in these reserves is approximately $7,890,000.

Item 7.     Financial Statements and Exhibits

      The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of February 2002.

                           Far East Energy Corporation


                           By:   /s/ Jawaharlal "Lal" Gondi
                                 Jawaharlal "Lal" Gondi, Chief Executive Officer

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                                EXHIBIT INDEX

Exhibit No.       Page   Description of Exhibit
2(i)              4      January 25, 2002, Product Sharing Contract, for
                         Exploitation of Coalbed Methane Resources in Enhong and Laochang, Yunnan Province, the People's Republic of China, by and between China United Coalbed Methane
                         Corp. Ltd., and Far East Energy Corporation

2(ii)             63     January 25, 2002, Product Sharing Contract, for
                         Exploitation of Coalbed Methane Resources in Zhaotong,
                         Yunnan Province, the People's Republic of China, by and between China United Coalbed Methane Corp. Ltd., and
                         Far East Energy Corporation

                            PRODUCT SHARING CONTRACT
                  FOR EXPLOITATION OF COALBED METHANE RESOURCES
                    IN ENHONG AND LAOCHANG, YUNNAN PROVINCE,
                         THE PEOPLE'S REPUBLIC OF CHINA


                    CHINA UNITED COALBED METHANE CORP. LTD.,
                                       AND
                           FAR EAST ENERGY CORPORATION









                                 BEIJING, CHINA

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Contents


                 Preamble..............................................1
Article 1        Definitions...........................................2
Article 2        Objective of the Contract.............................7
Article 3        Contract Area.........................................7
Article 4        Contract Term.........................................8
Article 5        Relinquishment of Contract Area......................10
Article 6        Minimum Exploration Work Commitment and Expected
                 Minimum Exploration Expenditures.....................12
Article 7        Management Organization and Its Functions............13
Article 8        Operator.............................................19
Article 9        Assistance Provided by CUCBM.........................23
Article 10       Work Program and Budget..............................24
Article 11       Determination of Commerciality of CBM................26
Article 12       Financing and Cost Recovery..........................28
Article 13       CBM Production and Allocation........................30
Article 14       Quality, Quantity, Price, and Destination of CBM.....34
Article 15       Employment of Personnel, and Procurement of Goods and
                 Services.............................................38
Article 16       Training of Chinese Personnel........................39
Article 17       Ownership of Assets and Data.........................41
Article 18       Accounting, Auditing and Personnel Costs.............42

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Article 19       Taxation.............................................44
Article 20       Insurance............................................44
Article 21       Confidentiality......................................46
Article 22       Assignment...........................................48
Article 23       Environmental Protection and Safety..................49
Article 24       Force Majeure........................................50
Article 25       Consultation and Arbitration.........................51
Article 26       Effectiveness and Termination of the Contract........52
Article 27       The Applicable Law...................................53
Article 28       Language of the Contract and Working Language........54
Article 29       Miscellaneous........................................54

Annex I          Geographical Location and Coordinates of Connecting
                 Points of the Boundary Lines of the Contract Area...I-1
Annex II         Accounting Procedure...............................II-1
Annex III        Personnel Costs...................................III-1
Annex IV         Data Control.......................................IV-1

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Preamble

This Contract is entered into in Beijing on this ___ day by and between China United CBM Corporation Ltd. (hereafter abbreviated as "CUCBM"), a company organized and existing under the laws of the People's Republic of China, having its headquarters domiciled in Beijing, the People's Republic of China as one part; and Far East Energy Corporation, a company organized and existing under the laws of the State of Nevada, USA, having its headquarters domiciled in Houston, Texas (hereinafter referred to as the "Foreign Contractor" or "Contractor") as the other part.

WITNESSETH

WHEREAS, all coalbed methane resources under the territory and internal waters of the People's Republic of China and within the limits of national jurisdiction of the People's Republic of China are owned by the People's Republic of China; and

WHEREAS, CUCBM shall be responsible for business matters in respect of the exploitation of coalbed methane resources in cooperation with foreign enterprises, and for negotiating, entering into and implementing contracts for the exploitation of coalbed methane resources in cooperation with foreign enterprises and to have the exclusive right to explore for, develop and produce the coalbed methane in cooperation with foreign enterprises in areas approved by the State Council for exploitation of coalbed methane resources in cooperation with foreign enterprises and the exclusive authority to enter into this Contract as authorized by the State Council of the People's Republic of China; and

WHEREAS, the Foreign Contractor desires and agrees to provide funds, and apply appropriate technology and managerial experience to cooperate with CUCBM for the exploitation of coalbed methane resources within the Contract Area and agrees to be subject to the laws, decrees, and other rules and regulations of the People's Republic of China in the implementation of the Contract.

NOW, THEREFORE, IT IS MUTUALLY AGREED as hereafter set forth:

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Article 1
Definitions


The following words and terms used in the Contract shall have, unless otherwise specified herein, the following meanings:

1.1 "Coalbed Methane" or "CBM" means any gas mainly consisting of methane stored in coal seams and/or adjacent strata (including in the overlying and underlying strata) within the Contract Area.

1.2 "JMC" means the joint management committee established in accordance with Article 7 hereof.

1.3 "Coalbed Methane Discovery" or "CBM Discovery" means a potential Coalbed Methane reservoir worth further evaluation proved by exploration within the Contract Area.

1.4 "Coalbed Methane Field" or "CBM Field" means an accumulation of Coalbed Methane or otherwise within the Contract Area which has been determined to be of commercial value and for which it has been decided to proceed with development. The accumulation may be bounded by but is not limited to geologic structure, fault blocks, coal discontinuities or topographical features. Fields may also be designated as areas of similar geologic characteristics including but not limited to coal thickness, drill depths, and gas content.

1.5 "Petroleum" means Crude Oil and Natural Gas deposited in the subsurface and being extracted or already extracted, including any valuable non-hydrocarbon substances produced in association with Crude Oil and/or Natural Gas separated or extracted therefrom.

1.6 "Coalbed Methane Operations" or "CBM Operations" means the Exploration Operations, the Development Operations, the Production Operations, and other activities related to these Operations carried out under the Contract.

1.7      "Liquid Hydrocarbons" means any liquid hydrocarbons extracted from CBM.

1.8 "Exploration Operations" means operations carried out for the purpose of discovering and evaluating CBM bearing areas by means of geological, geophysical, geochemical and other methods including exploratory well drilling; all the work undertaken to determine the commerciality of areas in which CBM has been discovered including core drilling, modeling, area selection, feasibility studies, Pilot Development (including production therefrom), formulation of the Overall Development Program; and activities related to all such operations including negotiation and execution of longterm transportation and sales contracts.

1.9 "Development Operations" means operations carried out for the realization of CBM production from the date of approval of the Overall Development Program for any CBM Field, including planning, design, construction, installation, drilling, developing transportation systems, and the related research work as well as production activities, carried out before the Date of Commencement of Commercial Production.

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1.10     "Production Operations" means operations and all activities related thereto carried out for CBM production of each CBM Field from the Date of Commencement of Commercial Production, including, but not limited to extraction, injection, stimulation, treatment, storage, transportation and lifting, etc.

1.11 "Contract Area " means a surface area demarcated with geographic coordinates for the cooperative exploitation of CBM resources, and in the Contract, means the surface area stipulated in Article 3.1 hereof.

1.12 "Exploration Area" means the surface area within the Contract Area which has not been relinquished before the expiration of the exploration period hereof and in which Development Operations and Production Operations have not begun.

1.13 "Development Area" means a portion of the Contract Area covering a CBM Field which has been designated for development. The Development Area(s) shall be proposed by the Operator, demarcated by the JMC and delineated as such in the Overall Development Program submitted for approval and approved by the Department or Unit.

1.14 "Production Area" means a surface area within any Development Area for the purpose of the performance of the Production Operations within the said Development Area. The Production Area proposed by the Operator, demarcated by JMC shall be submitted to CUCBM for approval before the Date of Commencement of Commercial Production.

1.15 "Date of Commencement of Commercial Production"for any CBM Field means the date of commencement of the production of CBM from such CBM Field proposed and announced by JMC in accordance with the provisions in
         Article 7.2.5 hereof.

1.16 "Calendar Year" means a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, beginning on the first day of January and ending on the thirty-first day of December in the same year.

1.17 "Contract Year" means a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, within the term of the Contract, beginning on the Date of Commencement of the Implementation of the Contract or any anniversary thereof.

1.18 "Production Year" means in respect of each CBM Field, a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, beginning on the Date of Commencement of Commercial Production of such CBM Field or any anniversary thereof.

1.19 "Calendar Quarter" means a period of three (3) consecutive Gregorian months under the Gregorian Calendar, beginning on the first day of January, the first day of April, the first day of July, or the first day of October.

1.20 "Exploration Well" means any well drilled within the Contract Area during the exploration period for the purpose of searching for CBM accumulations, including wells drilled for the purpose of obtaining geological and geophysical parameters, any dry hole(s) and discovery well(s).

1.21 "Pilot Development" means the installation and operation of necessary equipment within the Contract Area (including wells) aiming at evaluating, through pilot production of Coalbed Methane, the potential commercial value of the Coalbed Methane in a specific area.

1.22 "Development Well" means a well drilled after the date of approval of the Overall Development Program for CBM Field for the purpose of producing CBM, increasing production or accelerating extraction of CBM, including production wells, injection wells and dry holes.

1.23 "Work Program" means all types of plans formulated for the performance of the CBM Operations, including but not limited to plans for exploration, development, production, transportation and sales.

1.24 "Overall Development Program" means a plan prepared by the Operator for the development of a CBM Field or part of a CBM Field (phased development) which has been reviewed and adopted by JMC, confirmed by CUCBM and approved by the Department or Unit, and such plan shall include, but not be limited to, recoverable reserves, the Development Well pattern, master design, production profile, economic analysis and time schedule of the Development Operations.

1.25 "Deemed Interest" means interest accruing on the development costs calculated in accordance with the rate of interest stipulated in
         Article 12.2.3.2 hereof when the development costs incurred in each CBM Field within the Contract Area are recovered by the Parties.

1.26 "CBM Field Straddling a Boundary" means a CBM Field extending from the Contract Area to one or more other contract areas and/or areas in respect of which no CBM contracts have been signed.

1.27 "Annual Gross Production of CBM" means the total amount of CBM produced from each CBM Field within the Contract Area considered separately in each Calendar Year, less the amount of CBM used for CBM Operations in such CBM Field within the Contract Area and the amount of losses, which is saved and measured by a measuring device at the Delivery Point as specified in Article 14.3.1 hereof.

1.28 "Annual Gross Production of Liquid Hydrocarbons" means the total amount of Liquid Hydrocarbons produced from each CBM Field within the Contract

         Area considered separately in each Calendar Year, less the amount of Liquid Hydrocarbons used for CBM Operations in such CBM Field within the Contract Area and the amount of losses, which is saved and measured by a measuring device at the Delivery Point as specified in Article
         14.3.1 hereof.

1.29 "Basement" means igneous rocks, metamorphic rocks or rocks of such nature which, or formations below which, could not contain CBM deposits in accordance with the knowledge generally accepted in the international Coalbed Methane industry circle and shall also include such impenetrable rock substances as salt domes, mud domes and any other rocks which make further drilling impracticable or economically unjustifiable by the modern drilling technology normally utilized in the international Coalbed Methane industry.

1.30 "Contractor" means the Foreign Contractor specified in the Preamble hereto, including assignee(s) in accordance with Article 22 hereof.

1.31     "Parties" means CUCBM and the Contractor.

1.32     "Party" means either of the Parties.

1.33 "Operator" means the entity responsible for the performance of the CBM Operations under the Contract.

1.34 "Subcontractor" means an entity which provides the Operator with goods or services for the purpose of the Contract.

1.35 "Third Party" means any individual or entity except CUCBM, the Contractor and any of their Affiliates.

1.36 "Chinese Personnel" means any citizen of the People's Republic of China, including CUCBM's personnel and Chinese citizens employed by the Contractor and/or the Subcontractor(s), involved in Coalbed Methane Operations under the Contract.

1.37 "Expatriate Employee" means any person employed by the Contractor, Subcontractor(s), or CUCBM who is not a citizen of the People's Republic of China. Overseas Chinese who reside abroad and have the nationality of the People's Republic of China and other Chinese abroad, when they are employed by the Contractor, Subcontractor(s) or CUCBM, shall also be deemed to be Expatriate Employees within the scope of the Contract.

1.38     "Affiliate" means in respect of the Contractor:

         (a) any entity in which any company comprising Contractor directly or indirectly holds fifty percent (50%) or more of the voting rights carried by its share capital; or

         (b) any entity which directly or indirectly holds fifty percent (50%) or more of the aforesaid voting rights of any company comprising the Contractor; or

         (c) any other entity whose aforesaid voting rights are held by an entity mentioned in (b) above in an amount of fifty percent (50%) or more;

         "Affiliate" means, in respect of CUCBM, any subsidiary, branch, or regional corporation of CUCBM and any entity in which CUCBM directly or indirectly holds fifty percent (50%) or more of the voting rights carried by its share capital.

1.39 "Delivery Point" means a point or points agreed upon by the Parties for the delivery of CBM or Liquid Hydrocarbon located within or outside the Contract Area and specified in the Overall Development Program.

1.40 "Department or Unit" means the department or unit which is authorized by the State Council of the People's Republic of China to be responsible for administration of the Coalbed Methane industry of the People's Republic of China.

1.41 "Date of Commencement of the Implementation of the Contract" means the first day of the month following the month in which the Contractor has received notification from CUCBM in writing, together with the original certificate, of the approval of the Contract by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China.

Article 2
Objective of the Contract


2.1 The objective of the Contract is to explore for, develop, produce and sell Coalbed Methane or Liquid Hydrocarbons that may exist in the Contract Area.

2.2 The Contractor shall apply appropriate technology and assign competent experts to perform the Coalbed Methane Operations.

2.3 During the performance of the CBM Operations, the Contractor shall, as far as practicable and appropriate, train Chinese personnel in accordance with Article 16 hereof.

2.4 The Contractor shall bear all the exploration costs required for the Exploration Operations. In the event that any CBM Field is discovered within the Contract Area, the development costs of such CBM Field shall be borne by the Parties in proportion to their participating interests: forty percent (40%) by CUCBM and sixty percent (60%) by the Contractor. In the event that CUCBM opts to participate at a level less than forty percent (40%) of the participating interests, or not to participate in the development of the CBM Field, the Contractor shall bear the remaining development costs necessary for the development of the CBM Field in accordance with Article 12.1.2 hereof.

2.5 If any CBM Field is discovered within the Contract Area, the CBM and/or Liquid Hydrocarbons produced therefrom shall be allocated in accordance with Articles 12 and 13 hereof.

2.6 Nothing contained in the Contract shall be deemed to confer any right on the Contractor other than those rights expressly granted hereunder.


Article 3
Contract Area

3.1 The Contract Area as of the date of signature of the Contract covers a total area of one thousand one hundred and thirty (1130) square kilometers, consisting of Enhong six hundred (600) square kilometers and Laochang five hundred and thirty (530) square kilometers as marked out by the geographic location and the coordinates of the connecting points of the boundary lines shown on Annex I attached hereto.

         The said total area of the Contract Area shall be reduced in accordance with Articles 4, 5 and 11 hereof.

3.2 Except for the rights as expressly provided by the Contract, no right is granted in favor of the Contractor to the surface area, subsurface area, lake bed, stream bed, subsoil and any bodies of water or any natural resources or aquatic resources other than CBM and Liquid Hydrocarbons, existing therein and any things under the surface within the Contract Area.

3.3 CUCBM shall obtain and/or shall use its best efforts to assist the Operator to obtain all necessary governmental licenses, permits and approvals for the Contract Area with respect to the CBM Operations.


Article 4
Contract Term


4.1 The term of the Contract shall include an exploration period, a development period and a production period.

4.2 The exploration period, beginning on the Date of Commencement of the Implementation of the Contract, shall be divided into two (2) phases and shall consist of three (3) consecutive Contract Years, unless the Contract is sooner terminated, or the exploration period is extended in accordance with Article 24 hereof and Article 4.3 herein. The two (2) phases shall be as follows:

         the first phase of one and one half (1.5) Contract Years (the first Contract Year through the sixth month of the second Contract Year) for core testing;

         the second phase of one and one half (1.5) Contract Years (the seventh month of the second Contract Year through the third Contract Year) for Pilot Development.

4.3 When time is insufficient to complete the Pilot Development work on a CBM Discovery made shortly before the expiration of the exploration period or when the time of the Pilot Development work on a CBM Discovery in accordance with the Pilot Development Work Program approved by JMC as stated in Article 11 hereof extends beyond the exploration period and/or where there is no transportation or market access or consuming facilities and/or the Parties have not completed long-term transportation and sales agreements in respect of the CBM, CBM Products or Liquid Hydrocarbons, the exploration period as described in Article 4.2 herein shall be extended. The period of extension shall be approved by CUCBM and which shall be a reasonable period of time, in accordance with international CBM practice, required to complete the above-mentioned work and for transportation and market access and consuming facilities to develop and for the Parties to negotiate longterm transportation and sales agreements in respect of the CBM and Liquid Hydrocarbons in order to enable JMC to make a decision on the commerciality of the said CBM Discovery in accordance with Article 11 hereof and submits an acceptable Overall Development Program to the Department or Unit, and until the Department or Unit makes its final decision on the Overall Development Program.

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4.4      The development period of any CBM Field within the Contract Area shall begin on the date of approval of the Overall Development Program of the said CBM Field, and end on the date of the entire completion of the Development Operations set forth in the Overall Development Program (which may continue beyond the Date of Commencement of Commercial Production), excluding the time for carrying out other additional development projects during the production period in accordance with
         Article 11.10 hereof.

4.5 The production period of any CBM Field within the Contract Area shall be a period beginning on the Date of Commencement of commercial production of the said CBM Field up to the Date of the expiration of the production period as specified in the Overall Development Program approved. However, the period shall not go beyond twenty (20) Consecutive Production Years beginning on the Date of Commencement of Commercial Production of the said CBM Field, unless otherwise provided in Article 4.6 herein and Article 24 hereof. Under such circumstances as where the construction of an CBM Field is to be conducted on a large scale, and the time span required therefore is long, or where separate production of each of the multiple CBM producing zones of an CBM Field is required, or under other special circumstances, the production period thereof shall, when it is necessary, be properly extended with the approval of the Department or Unit.

4.6      Suspension or abandonment of production of a CBM Field.

4.6.1    Suspension of production from a CBM Field within the production period

         In the event that the Parties agree to suspend temporarily production from a CBM Field, which has entered into commercial production, the Production Area covered by the CBM Field shall be retained within the Contract Area. In no event shall the period of such retention extend beyond the date of the expiration of the production period of that CBM Field, unless extended pursuant to Article 24.4 hereof. The duration of the relevant period of production suspension and the arrangement for the maintenance operations during the aforesaid period of suspension shall be proposed by the Operator, and shall be decided by JMC through discussion. With respect to the aforesaid CBM Field which has been suspended and retained within the Contract Area, in the event that production is restored during the period of such retention, the production period of that CBM Field shall be extended correspondingly. In the event that the Parties fail to reach an agreement on the restoration of production by the expiration of the production suspension period decided by JMC through discussion, the Party who wishes to restore production shall have the right to restore production solely. The other Party may later elect to participate in production by paying to the other party its participating interest share of the costs incurred in restoring such production, but shall have no rights or obligations in respect of such CBM Field for the production during such solely restored production period.

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         In any event, the obligation for abandonment and site restoration shall rest solely with the Party(s) which participate in the restored production; which shall indemnify and hold harmless any other non-participating Party from any costs, expenses or claims arising out of such obligation.

4.6.2   Abandonment of production from a CBM Field within the production period.

4.6.2.1 During the production period, either Party to the Contract may propose to abandon production from any CBM Field within the Contract Area, provided, however, that prior written notice shall be given to the other Party to the Contract. The other Party shall make a response in writing within ninety (90) days from the date on which the said notice is received. If the other Party also agrees to abandon production from the said CBM Field, then abandonment costs shall be paid by the Parties in proportion to their participating interests in such CBM Field. The Parties shall abandon such CBM Field in accordance with procedure agreed on by the Parties. From the date on which the abandonment is completed, the production period of such CBM Field shall be terminated and such CBM Field shall be excluded from the Contract Area.

4.6.2.2 If the Contractor notifies CUCBM in writing of its decision to abandon production from a CBM Field, while CUCBM decides not to abandon production from such CBM Field, then from the date on which the Contractor receives CUCBM's written response of its aforesaid decision, namely Abandonment Date, all of the Contractor's rights and obligations under the Contract in respect of the said CBM Field, including, but not limited to, any obligation with respect to abandonment and site restoration in respect of such CBM Field shall be transferred to CUCBM and terminated automatically with respect to Contractor, provided that the Contractor shall not transfer to CUCBM any of the Contractor's debts, existing liabilities and obligations in respect of the said CBM Field. In addition, the Contractor shall undertake and enjoy its respective existing obligations and rights under the Contract prior to the Abandonment Date. From the Abandonment Date, the said CBM Field shall be excluded from the Contract Area.

4.7 The term of the Contract shall not go beyond thirty (30) consecutive Contract Years from the Date of Commencement of the Implementation of the Contract, unless otherwise stipulated hereunder.


Article 5
Relinquishment of the Contract Area

5.1 The Contractor shall relinquish a portion or portions of the Contract Area in accordance with the following provisions:

5.1.1 In any of the following cases, the Contractor shall relinquish the remaining Contract Area, except for any Development Area, a possible or proposed Development Area and/or Production Area:

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


         (a) at the expiration of the last phase of the exploration period (including extensions) as mentioned in Article 4.2 hereof; or

         (b) at the expiration of the said exploration phase if the Contractor exercises its option under Article 6.3 (b) of the Contract; or

(c) at the expiration of the extended period, in the event that the exploration period is extended in accordance with the first paragraph of Article 4.3 or Article 24 hereof.

5.1.2 In the execution of Articles 5.1.1 herein, a Production Area and/or Development Area or an area proposed by Contractor corresponding to a CBM Discovery with a possibility of or potential for Pilot Development or awaiting Pilot Development and/or under a Pilot Development or included in an Overall Development Program awaiting approval, shall not be regarded as an area to be relinquished.

5.1.3 At the expiration of its production period of any CBM Field as specified in Article 4.5 hereof, such CBM Field within the Contract Area shall be excluded from the Contract Area.

5.2 Within ninety (90) days prior to the date of relinquishment of the Contract Area, the Contractor shall submit to CUCBM a report on its completed Exploration Operations on the areas proposed to be relinquished, including a map showing the proposed areas to be relinquished with the geographic location and the coordinates of the connecting points of the boundary lines.

5.3 In the exploration period, the Contractor shall bear the fee for CBM exploration right of the Contract Area paid in accordance with the relevant laws and regulations of the People's Republic of China. In the development period and production period, CUCBM and the Contractor shall, in proportion to their respective participating interests, bear the fee for CBM mining right of the Development Area and Production Area paid in accordance with relevant laws and regulations of the People's Republic of China. The fees for CBM exploration and mining rights shall be paid pursuant to Article 5.2.20 of Annex II hereof.


Article 6
Minimum Exploration Work Commitment
and Expected Minimum Exploration Expenditures

6.1 The Contractor shall begin to perform the Exploration Operations within six (6) months after the Date of Commencement of the Implementation of the Contract, unless otherwise agreed upon by the Parties.

6.2 The Contractor shall fulfill the minimum exploration work commitment and expected minimum exploration expenditures for each phase of the exploration period in accordance with the following provisions:

6.2.1    During the first phase of the exploration period, the Contractor shall:

         Drill five (5) Exploration Wells.

6.2.2   During the second phase of the exploration period, the Contractor shall:

         Drill eight (8) Pilot Development wells.

6.2.3 With respect to the minimum exploration work commitment for each phase of the exploration period committed by the Contractor in accordance with Articles 6.2.1 and 6.2.2 herein, when calculating whether the minimum exploration work commitment has been fulfilled, the number of Exploration Wells and Pilot Development wells shall be the basis of such calculation.

6.3 At the expiration of the first phase of the exploration period, the Contractor has options (a) or (c) and at the expiration of the second phase of the exploration period options (b) or (c) as follows:

         (a)  to enter the next phase and continue exploration; or

         (b) to conduct Development Operations and Production Operations only on any CBM Discovery in accordance with the procedures under
              Article 11 hereof provided, however, that the minimum exploration work commitments up to the date of such expiration of the said exploration phase have been fulfilled and the areas specified in
              Article 5 hereof have been relinquished; or

         (c)  to terminate the Contract.

6.4 At the expiration of any phase of the exploration period, if the actual exploration work fulfilled by the Contractor is less than the minimum exploration work commitment set forth for the said exploration phase, and if the Contractor opts to enter the next phase and continue exploration under Article 6.3 (a) herein, the Contractor shall give reasons to CUCBM for the underfulfillment. The unfulfilled balance of the said phase shall be added to the minimum exploration work commitment for the next exploration phase.

         At any time within the exploration period, if there is any potential CBM Discovery, JMC shall, at the request of any Party to the Contract, discuss the possibility of amending the exploration work. Any Exploration Wells or Pilot Development wells added by any such amendment shall be deducted from and/or credited against the minimum exploration work commitment.

6.5 Where the Contractor has fulfilled ahead of time the minimum exploration work commitment for any phase of the exploration period, the duration of such exploration phase stipulated in Article 4.2 hereof shall not be shortened thereby, and if the exploration work actually fulfilled by the Contractor exceeds the minimum exploration work commitment for the said exploration phase, the excess part shall be deducted from and credited against the minimum exploration work commitment for the next exploration phase.

6.6 If any addition or deduction is made under Article 6.4 or Article 6.5 herein in regard to the minimum exploration work commitment for any phase of the exploration period, the increased or reduced exploration work shall become the new minimum exploration work commitment for the Contractor to fulfill in the said phase.

6.7 At the expiration of any phase during the exploration period, if the exploration work actually fulfilled by the Contractor is less than the minimum exploration work commitment for such phase or less than the new minimum exploration work commitment as mentioned in Article 6.6 herein, and if, regardless of whether the expected minimum exploration expenditures are fulfilled or not fulfilled, the Contractor opts to terminate the Contract under Article 6.3 (c) herein, or if the said phase is the last exploration phase, the Contractor shall, within thirty (30) days from the date of the decision of its election to terminate the Contract or within thirty (30) days from the date of the expiration of the exploration period, pay CUCBM only any unfulfilled balance of the minimum exploration work commitment ( or of the new one ) in U.S. dollars after it has been converted into a cash equivalent using the method provided in Annex II-Accounting Procedure hereto. However, if the minimum exploration work commitment for the exploration period is fulfilled while its expected corresponding minimum exploration expenditures are not fulfilled, the unfulfilled part shall be deemed as a saving and shall not be paid to CUCBM.


Article 7
Management Organization and Its Functions

7.1 For the purpose of the proper performance of the CBM Field, the Parties shall establish a JMC within forty-five (45) days from the Date of Commencement of the Implementation of the Contract.

7.1.1 CUCBM and the Contractor shall each have the right to appoint an equal number of representatives (two to five) to form JMC, and each Party to the Contract shall designate one of its representatives as its chief representative. The representative of the Operator of the companies comprising the Contractor shall be the chief representative of the Contractor. Either Party may replace any of its representatives, or designate another representative as its chief representative, by a written notice to the other Party, pursuant to Article 8.2 hereof. All the aforesaid representatives shall have the right to present their views on the proposals at the meetings held by JMC. When a decision is to be made on any proposal, the chief representative from each Party to the Contract shall be the spokesman on behalf of the Party to the Contract.

         The chairman of JMC shall be the chief representative designated by CUCBM, and the vice chairman shall be the chief representative designated by the Contractor. The chairman of JMC shall preside over meetings of JMC. In his absence, one representative present at the meeting from CUCBM shall be designated to act as the chairman of the meeting. In the absence of the vice chairman of JMC, one representative present at the meeting from the Contractor shall be designated to act as the vice chairman of the meeting. The Parties may, according to need, designate a reasonable number of advisers who may attend, but shall not be entitled to vote at JMC meetings.

7.1.2 A regular meeting of JMC shall be held at least once a Calendar Quarter, and other meetings, if necessary, may be held at any time at the request of any Party to the Contract, upon giving reasonable notice to the other Party of the date, time and location of the meeting and the items to be discussed.

7.2      The Parties shall empower JMC to:

7.2.1 Review and adopt the Work Programs and budgets proposed by the Operator and subsequent amendments thereto;

7.2.2 Determine the potential commerciality of each Coalbed Methane Discovery that has been made in accordance with the Operator's Pilot Development report and report its decision to CUCBM for confirmation;

7.2.3 Review and adopt the Overall Development Program and budget for each CBM Field and the amendments to the budget;

7.2.4    Approve or confirm the following items of procurement and expenditures:

         (a) approve procurement of any item within the budget with a unit price exceeding Five Hundred Thousand U.S. dollars (U.S. $500,000) and any single purchase order of total monetary value exceeding Two Million U.S. dollars (U.S. $2,000,000);

         (b) approve a lease of equipment, or an engineering subcontract or a service contract within the budget of a monetary value exceeding One Million U.S. dollars (U.S. $1,000,000); and

         (c) confirm excess expenditures pursuant to Article 10.2.1 hereof and the expenditures pursuant to Article 10.2.2 hereof;

7.2.5 Propose and announce the Date of Commencement of Commercial Production of each CBM Field within the Contract Area;

7.2.6 Determine the type and scope of information and data provided to any Third Party in accordance with Article 21.5 hereof;

7.2.7 Demarcate boundaries of the Development Area and the Production Area of each CBM Field;

7.2.8    Review and approve the Joint Operating Agreement in accordance with
         Article 8.8 hereof;

7.2.9 Review and approve the insurance program proposed by the Operator and emergency procedures on safety and environmental protection;

7.2.10   Review and approve personnel training programs;

7.2.11 Review and approve minutes and/or resolutions of JMC meetings, and discuss, review, decide and approve other matters that have been proposed by either Party to the Contract or submitted by the expert groups pursuant to Article 7.4.2 hereof or by the Operator; and

7.2.12 Review and examine matters required to be submitted to relevant authorities of the Chinese Government and/or CUCBM for approval or confirmation.

7.3 Decisions of JMC shall be made unanimously through consultation. All decisions made unanimously shall be deemed as formal decisions and shall be equally binding upon the Parties. When matters upon which agreement cannot be reached arise, the Parties may convene another meeting in an attempt to find a new solution thereto based on the principle of mutual benefit.

7.3.1 During the exploration period and any extension thereof, the parties shall endeavor to reach agreement through consultation on exploration programs and annual exploration Work Programs. If the Parties fail to reach agreement through consultation within thirty (30) days of commencement of the consultation, the Contractor's proposal shall prevail, provided that such proposal is not in conflict with the relevant provisions in Articles 4, 5 and 6 hereof.

7.3.2 If it is considered by the chairman and/or the vice chairman or their nominees that a matter requires urgent handling or may be decided without convening a meeting, JMC may make decisions through telexes, facsimiles or the circulation of documents.

7.4      JMC shall establish the following subordinate bodies:

7.4.1    Secretariat

         The secretariat shall be a permanent organization consisting of two (2) secretaries. One (1) secretary shall be appointed by each of the Parties. The secretaries shall not be members of JMC, but may attend meetings of JMC as observers. The duties of the secretariat are as follows:

         (a)  to keep minutes of meetings;

         (b)  to prepare summaries of the resolutions for JMC meetings;

         (c)  to draft and transmit notices of meetings; and

         (d) to receive and transmit proposals, reports or plans submitted by the Operator and/or proposed by any Party to the Contract, that require discussion, review or approval by JMC.

7.4.2    Expert Groups

         Advisory expert groups shall be established in accordance with the requirements of the Coalbed Methane Operations in various periods. Each expert group shall consist of an equal number of CUCBM Personnel and the Contractor's representatives, and, with the agreement of JMC, any other personnel. JMC shall discuss and decide upon their establishment or dissolution, size, tasks, location of their work and the appointment of their leaders in accordance with the requirements of their work. The expert groups which should be of a reasonable size and number shall have the following functions:

         (a) to discuss and study matters assigned to them by JMC and submitted by the Operator to JMC for its review and approval and any other matter assigned to them by JMC and to make constructive suggestions to JMC;

         (b) to have access to and observe and investigate the Coalbed Methane Operations conducted by the Operator without affecting such Operations at its office and operating sites as work requires and to submit relevant reports to JMC; and

         (c)  to attend meetings of JMC as observers at the request of JMC.

7.5 When one of the companies comprising the Contractor acts as the Operator, CUCBM shall have the right to assign professional representatives to the Operator's administrative and technical departments which are related to the CBM Operations, who may work at length together with the Operator's staff. The Operator's staff shall regularly discuss their work with the professional representatives of CUCBM.

         The professional representatives shall have access to the centers of research, design, and data processing related only to the execution of the Contract and to the operating sites to observe all the activities and study all the information with respect to the CBM Operations. Whether to provide such access to the aforesaid centers outside the People's Republic of China shall be decided by JMC through discussion. If the decision is made, the Operator shall arrange such access and the Operator shall use all reasonable endeavors to assist the professional representatives to have access to Third Parties' sites. The work of professional representatives of CUCBM shall be arranged by the manager(s) of the departments of the Operator in which professional representatives work.

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

         Professional representatives of CUCBM, except for the professional representatives in charge of procurement who shall undertake their functions in accordance with Article 7.6 herein, shall not interfere in the decision making on relevant matters by departmental manager(s) of the Operator. However, such professional representatives shall have the right to make proposals and comments to departmental manager(s) of the Operator or to report directly to CUCBM's representatives in JMC.

7.5.1 On the principle of mutual cooperation and coordination, the Operator shall provide the professional representatives with necessary facilities and assistance to perform office work and to observe the operating sites.

7.5.2 The number of professional representatives, which shall be a reasonable number and consistent with accepted international CBM industry practice and sound economic practice, shall be decided by JMC through consultations.

7.6 When one of the companies comprising the Contractor acts as the Operator, in respect of the items listed in the procurement plan, the procedures and provisions hereunder shall be followed:

7.6.1 The procurement department of the Operator shall inform the professional representatives appointed by CUCBM in charge of procurement of all the items of procurement and specifications relating thereto.

7.6.2 The Operator shall be subject to Articles 15.1 and 15.3 hereof and reach agreement through consultation with the professional representatives of CUCBM in charge of procurement when preparing the procurement plan in accordance with the Work Program and budget. The professional representatives of CUCBM in charge of procurement shall work out an inventory listing the equipment and materials which can be made and provided in China and a list of manufacturers, engineering and construction companies and enterprises in China which can provide services and undertake subcontracting work.

7.6.3 Unless otherwise agreed upon by the Parties, the Operator shall, in general, make procurement by means of calling for bids and shall notify at the same time manufacturers and enterprises concerned both inside and outside China, and the work of calling for bids shall be done within the territory of China.

7.6.4 When any procurement is to be made by means of calling for bids, the manufacturers and enterprises in China applying for bidding which are included in a list delivered in advance to the Operator by the professional representatives of CUCBM in charge of procurement shall be invited. The professional representatives of CUCBM in charge of procurement shall have the right to take part in the work of calling for bids, including examination of the list of bidders to be invited, preparing and issuing bidding documents, opening bids, evaluation of bids, and shall have the right to consult with the Operator on the determination of award of contracts and to participate in negotiations for various contracts. The foregoing shall be handled in an expeditious, efficient and timely manner.

7.6.5 With respect to the items of procurement by means other than calling for bids, the Operator and the professional representatives of CUCBM in charge of procurement shall, in accordance with the provisions specified in Article 7.6.2 herein, define those items which are to be procured in the People's Republic of China and those items which are to be procured abroad.

7.7 All salaries, costs and expenses with respect to the staff members of the Parties in the subordinate bodies of the JMC established in accordance with Article 7.4 herein, those with respect to the professional representatives referred to in Article 7.5 herein, and those with respect to the representatives of JMC referred to in Article
         7.1.1 herein while attending JMC meetings, shall be paid by the Operator and charged respectively to the exploration costs, development costs and operating costs in accordance with Annex II- Accounting Procedure hereto. During the exploration period, all salaries, costs and expenses with respect to the staff members of CUCBM in the subordinate bodies of JMC, the CUCBM professional representatives and the CUCBM representatives of JMC shall be paid by the Operator in accordance with Annex III - Personnel Costs hereto. All salaries, costs and expenses with respect to the above-mentioned personnel to be paid and charged during the development period and production period shall be determined by the Parties through consultation. It is understood no salary duplication for any individual shall be allowed. In the event any individual occupies more than one chargeable position, then the higher applicable salary shall be charged to the Joint Account for the period during which the higher position is occupied.

7.8 The specific responsibilities and working procedures within JMC shall be proposed by the Parties, and discussed and determined by JMC in accordance with the relevant provisions herein.

Article 8
Operator


8.1 The Parties agree that Far East Energy Corporation shall act as the Operator for the CBM Operations within the Contract Area, unless otherwise stipulated in Article 8.8 herein and Article 29.4 hereof.

8.2 For the implementation of the Contract, each company comprising the Contractor shall register with the State Administration for Industry and Commerce of the People's Republic of China, or if any of such companies is already registered, such company shall amend its registration to include in the Contract in accordance with the relevant provisions of the State Administration for Industry and Commerce. CUCBM shall, at the request of the Contractor, provide assistance for this purpose.

         The person designated by Operator to be in charge of CBM Operations shall have the full right to represent the Contractor in respect of the performance of the CBM Operations. The names, positions and resumes of the staff and organization chart of the Operator shall be submitted in advance to CUCBM and the appointment of the Operator's senior staff must be subject to the consent of CUCBM and vice-versa.

8.3      The Operator shall have the following obligations:

8.3.1 To apply appropriate technology and business managerial experience of the Contractor or its Affiliates to perform the CBM Operations reasonably, economically and efficiently in accordance with sound international practice.

8.3.2 To prepare Work Programs and budgets related to the CBM Operations and to carry out the approved Work Programs and budgets.

8.3.3 To be responsible for procurement of installations, equipment, and supplies and entering into subcontracts and service contracts related to the CBM Operations, in accordance with the approved Work Programs and budgets and the applicable provisions of Articles 7.2.4, 7.6 and
         10.2 hereof.

8.3.4 To prepare in advance, in accordance with Article 16 hereof, a personnel training program and budget before the commencement of the Exploration Operations, Development Operations and Production Operations respectively, and, in accordance with the said program and budget, to be responsible for preparing an annual personnel training program and budget and carrying out the annual program and budget after approval by JMC.

8.3.5 To establish an insurance program, and to enter into and implement the insurance contracts in accordance with Article 20 hereof.

8.3.6 To issue cash-call notices to all the Parties to the Contract to raise the required funds based on the approved budgets and in accordance with
         Article 12 hereof and Annex II - Accounting Procedure hereto.

8.3.7 To maintain complete and accurate accounting records of all the costs and expenditures of the CBM Operations in accordance with the provisions of Annex II - Accounting Procedure hereto and to keep the accounting books secure and in good order.

8.3.8 To make necessary preparation for regular meetings of JMC, and to submit in advance to JMC necessary information related to the matters to be reviewed and approved by JMC.

8.3.9 To inform directly or indirectly all the Subcontractors which render services for the CBM Operations in China and all the Expatriate Employees of the Operator and of Subcontractors who are engaged in the CBM Operations in China that they shall be subject to the laws, decrees, and other rules and regulations of the People's Republic of China.

8.3.10   To report its work to JMC as provided in Article 7.2 hereof.

8.4 In the course of the performance of the CBM Operations, any direct losses, arising strictly out of the gross negligence or willful misconduct of the Operator, (excluding, for so long as the Contractor solely forms the Operator, personnel specified in Article 1.2 of Annex III-Personnel Costs, hereto) shall be solely borne by the Operator. Losses arising from any cause other than strictly out of the gross negligence or willful misconduct of the Operator shall be borne by the Parties in accordance with their respective participating interests. The Operator shall make its best efforts in accordance with international CBM industry practice to include provisions similar to this Article 8.4 herein in related subcontracts and service contracts.

8.5 In the course of the performance of the CBM Operations, the Operator shall handle the information, samples or reports in accordance with the following provisions:

8.5.1 The Operator shall provide CUCBM with various information, samples and data in accordance with relevant regulations and Annex IV - Data Control hereto. The ownership of all the information, samples and data shall vest in CUCBM; and the Operator shall have the right to use and handle such information, samples and data in accordance with Annex IV - Data Control hereto. The information and data shall be reported to CUCBM at the same time that the Operator reports them to its parent corporation. Upon receipt by the Operator of any report from its parent corporation concerning such information and data, a copy of such report shall be furnished to CUCBM as soon as practicable.

8.5.2 The Operator shall furnish CUCBM in a timely manner with reports on safety, environmental protection and accidents related to the CBM Operations and with financial reports prepared in accordance with the provisions of Annex II - Accounting Procedure hereto.

8.5.3 The Operator shall provide the non-operator(s) of the Contractor with copies of the relevant data and reports reasonably required by non-operator(s) and referred to in Articles 8.5.1 and 8.5.2 herein.

8.5.4 The Operator shall, at the request of any Party to the Contract, furnish that Party to the Contract with the following:

8.5.4.1 Procurement plans for purchasing equipment and materials, inquiries, offers, orders and service contracts;

8.5.4.2 Technical manuals, technical specifications, design criteria, design documents (including design drawings), construction records and information, consumption statistics, equipment inventory, and spare parts inventory;

8.5.4.3  Technical investigation and cost analysis reports; and

8.5.4.4 Other information relating to the CBM Operations in the Contract Area already acquired by the Operator in the performance of the Contract.

8.6 In the course of performing the CBM Operations, the Operator shall abide by the laws, decrees, standards and other rules and regulations with respect to environmental protection and safety of the People's Republic of China and shall endeavor in accordance with the international CBM industry practice to:

8.6.1 Minimize the damage and destruction caused by the CBM Operations to community and ecological environment;

8.6.2 Control blowouts promptly and prevent or avoid waste or loss of CBM discovered in or produced from the Contract Area;

8.6.3 Prevent land, forests, vegetation, crops, buildings and other installations from being damaged and destroyed; and

8.6.4    Minimize the danger to personnel safety and health.

8.7      Project Management Team

         In any CBM Field within the Contract Area where CUCBM has a participating interest in the development of the said Field, a project management team (hereafter referred to as "PMT") shall be established for the development of such CBM Field in the organization of the Operator within thirty (30) days from the date of approval of the Overall Development Program for the said Field.

         PMT shall comprise those personnel designated by the Parties and the number of CUCBM's personnel shall be no less than one third (1/3) of the total number of personnel within PMT. The Contractor shall designate a person acting as the manager of PMT, and CUCBM shall designate a person acting as the deputy manager of PMT.

         PMT shall be located at the Operator's office within the Chinese territory. The working location(s) of the members of PMT shall be decided according to the need of the work.

         The specific organization, staffing and working system of PMT and responsibilities and competence of various positions including those of CUCBM's personnel assigned to PMT shall be determined by the Parties through consultation prior to the approval of the Overall Development Program for the said CBM Field. The PMT shall exist for the period of the development of said CBM Field.

8.8     Conduct of CBM Operations.

8.8.1 Not later than one year prior to the forecasted date of the full recovery of development costs and Deemed Interest thereon, ("Cost Recovery Date"), in accordance with the Overall Development Program for the first CBM Field within the Contract Area forecasted to recover said costs, the Parties shall commence good faith negotiations of a Joint Operating Agreement and Organization on the basis of the terms and conditions of this Contract.

8.8.2 It is the intent of the Contractor and CUCBM that effective no later than said Cost Recovery Date, all CBM Operations within the Contract Area will be conducted by the Contractor and CUCBM as Operator pursuant to such Joint Operating Agreement.

8.9 The expenses incurred in the transfer and takeover of the CBM Operations to CUCBM and Contractor as Operator shall be approved as a budget item and charged to the operating costs in accordance with Annex II- Accounting Procedure.

8.10 With a view to efficiently conducting Work Programs approved by the JMC, the Operator shall have the right to use or occupy/and, including to obtain rights of way, inside or outside the Contract Area, subject to promulgated Chinese laws and regulations.

Article 9
Assistance Provided by CUCBM


9.1 To enable the Contractor to carry out expeditiously and efficiently the CBM Operations, CUCBM shall have the obligation to assist the Contractor at its request to:

9.1.1 Obtain the approvals or permits needed to open accounts with reputable banks in the PRC;

9.1.2    Go through the formalities of exchanging foreign currencies;

9.1.3 Obtain office space, office supplies, transportation and communication facilities and make arrangements for accommodations as required, at reasonable rates;

9.1.4    Go through the formalities of Customs;

9.1.5 Obtain entry and exit visas and residence permits for Expatriate Employees who will come to China for the performance of the Contract and for their dependents, who will visit them or reside in China and provide assistance for their transportation and moving as well as medical services and travel in China;

9.1.6 Obtain necessary permission to send abroad, if necessary, documents, data and samples for analysis or processing during the performance of the CBM Operations; and

9.1.7 Maintain liaison with central and local governments, and contact and coordinate with departments engaged in fishing, aquatic plants, stock raising, agriculture, meteorology, ocean shipping, civil aviation, railway, transportation, electric power communication and services for supply bases, for relevant matters and otherwise assist the Contractor in obtaining on a timely basis approvals necessary for the conduct of the CBM Operations under the Contract;

9.1.8 Lease or use warehouses, yards, terminal facilities, barges, aircrafts, pipelines and land, etc. in the implementation of the CBM Operations; and

9.1.9 Facilitate the Contractor and Subcontractors' registration in China such as registration with the State Administration for Industry and Commerce, tax registration, registration with the Customs, etc.

9.2 In accordance with Article 15 hereof, CUCBM shall, at the request of the Contractor, assist the Contractor with the recruitment of Chinese Personnel.

9.3 CUCBM shall, at the request of the Contractor, provide the Contractor with data and samples, if any, from the Contract Area within CUCBM's and/or its Affiliates Control, at reasonable rates in accordance with any relevant rules and regulations and CUCBM shall also assist the Contractor to arrange the purchase of any other data including but not limited to environmental, hydrological, topographical and meteorological data at reasonable rates.

9.4 CUCBM shall, at the request of the Contractor, also assist the Contractor with matters other than those under Articles 9.1, 9.2 and
         9.3 herein, including, but not limited to, the acquisition, at reasonable costs where applicable, of any rights of way necessary for transportation infrastructure, and the facilitation or bringing about of the granting of all approvals, permits and licenses related to the CBM Operations, including the relevant land use rights.

9.5 All expenses incurred in the assistance provided by CUCBM in accordance with this Article 9 shall be paid by the Contractor and shall be handled in accordance with the provisions of Annex II-Accounting Procedure hereto.


Article 10
Work Program and Budget


10.1 After the Date of Commencement of the Implementation of the Contract, the Operator shall propose and submit to JMC the annual Work Program and budget for the remainder of the same Calendar Year at the first regular meeting of JMC. Before the fifteenth (15th) of September of each Calendar Year, the Operator shall complete and submit to JMC for its review an annual Work Program and budget for the next Calendar Year except as otherwise agreed by CUCBM. JMC shall either adopt the annual Work Program and budget as submitted or make such modifications agreed by the Parties. The adopted annual Work Program and budget shall be submitted to CUCBM for review and approval within one (l) month as of the date on which they are submitted to JMC. Within fifteen (15) days following the receipt of the annual Work Program and budget, CUCBM shall notify JMC in writing of its approval or disapproval or any modifications thereto with its detailed reasons. If CUCBM requests any modifications to the aforesaid annual Work Program and budget, the Parties shall promptly hold meetings to make modifications and any modifications agreed upon by the Parties shall be effected immediately. In case CUCBM fails to notify JMC in writing of its approval or disapproval or any modification within fifteen (15) days, the annual Work Program and budget adopted by JMC shall be deemed to have been approved by CUCBM. The Operator shall make its best efforts to perform the CBM Operations in accordance with the approved annual Work Program and budget. For reviewing Work Program and budget by JMC, the Operator shall provide to JMC the supporting data when requested. During the exploration period, the budgets so approved by CUCBM shall be sufficient to allow the Operator to fulfill the Work Programs including those Work Programs under Article 7.3.1 hereof and the obligations under the Contract.

10.2 The Operator may, in accordance with the following provisions, incur excess expenditures or expenditures outside the budget in carrying out the Work Program and budget, provided that the objectives of the approved Work Program and budget are not changed.

10.2.1 In carrying out an approved budget for a single item, such as the drilling of a well, the Operator may, if necessary, incur excess expenditures of no more than ten percent (10%) of the budgeted amount. The Operator shall report the aggregate amount of all such excess expenditures to JMC for confirmation on a Calendar Quarter basis.

10.2.2 For the efficient performance of the CBM Operations, the Operator may, without approval, undertake certain individual projects which are not included in the Work Program and budget, for a maximum expenditure of One Hundred Thousand U.S. Dollars (U.S.$100,000), but the Operator shall, within ten (10) days after such expenditures are incurred, report to JMC for confirmation. In case of emergency, the Operator may incur emergency expenditures for the amount actually needed but shall report such expenditures to JMC as soon as they are made. However, the said emergency expenditures shall not be subject to Articles 10.2.3 and
         10.2.4 herein.

10.2.3   In the event that the aggregate of excess expenditures under Article
         10.2.1 herein and expenditures under Article 10.2.2 herein incurred in a Calendar Year cause the total expenditures of that Calendar Year to exceed the approved annual budget, such excess shall not exceed five percent (5%) of the approved annual budget for that Calendar Year. If the aforesaid excess is expected to be in excess of five percent (5%) of the annual budget, the Operator shall present its reasons therefore to JMC and obtain its approval prior to incurring such expenditures.

10.2.4 When JMC confirms the excess expenditures mentioned in Articles 10.2.1 herein, and the expenditures mentioned in Article 10.2.2 herein:

         (a) if expenditures or excess expenditures are determined to be reasonable, the Operator may incur such expenditures or excess expenditures again during the same Calendar Year, subject to
              Article 10.2 herein; or

         (b) if expenditures or excess expenditures are determined to be unreasonable, the Operator shall not incur such expenditures or excess expenditures again during the same Calendar Year and such unreasonable expenditures or excess expenditures shall be dealt with in accordance with Article 5.4 of Annex II-Accounting Procedure hereto. However, with respect to the joint operation conducted by the Contractor and CUCBM specified in Article 8.8 hereof, this provision shall not be applicable.

Article 11
Determination of Commerciality of CBM

11.1 If any CBM Discovery is made within the Contract Area, the Operator shall promptly report such discovery to JMC. If JMC or the Contractor makes a decision that a CBM Discovery is worthy of a Pilot Development, the Operator shall submit to JMC a Pilot Development Work Program which shall include disposal of any CBM and/or Liquid Hydrocarbons whether by sale, flaring or otherwise and timetable for such CBM Discovery as soon as possible. Such Pilot Development Work Program shall be worked out no later than ninety (90) days from the date of the aforesaid decision made by JMC or the Contractor. The Pilot Development Work Program shall, in so far as is practicable, be based on conducting the Pilot Development work continuously, with a view to commencing operations within one hundred and eighty (180) days from the date of the aforesaid decision made by JMC or the Contractor.

11.2 After the approval by JMC of the Pilot Development Work Program referred to in Article 11.1 herein, the Operator shall carry out the operations as soon as possible without unreasonable delay in accordance with the timetable set forth in the approved Pilot Development Work Program.

11.3 Unless otherwise specified in the Pilot Development Work Program, within one hundred and eighty (180) days after the completion of the Pilot Development, the Operator shall submit to JMC a detailed Pilot Development report on the evaluation of the potential commerciality of the CBM Discovery for review and discussion. Under special circumstances, the above-mentioned period may be reasonably extended upon agreement of the Parties.

         The Pilot Development report shall include the evaluation on geology, development, engineering and economics, the Maximum Efficient Rate
         (MER) and the estimated duration of the production period determined in accordance with the international CBM industry practice.

11.4 If JMC decides unanimously that a CBM Discovery is non-commercial, at the request of the Contractor, the corresponding area covered by the CBM Discovery may be retained in the Contract Area during the exploration period. But if, at the expiration of the exploration period, JMC unanimously still considers the said CBM Discovery to be non-commercial, the area covered by the CBM Discovery shall be excluded from the Contract Area. The preceding shall not apply to a CBM Field which in the opinion of either Party has potential commercial value but which has not been developed due to a lack of market, a shortage of consuming facilities or lack of transportation facilities and/or inability to negotiate longterm transportation and/or sales agreements.

         Prior to the expiration of the exploration period, if any Party considers that a CBM Discovery which has been determined to be non-commercial needs to be reappraised because of some favorable factors, the Operator shall work out a new evaluation report on that CBM Discovery and submit it to JMC for review and approval.

11.5 If the Contractor, prior to the expiration of the exploration period, advises JMC in writing that any CBM Discovery is non-commercial, the Contractor shall be deemed to have waived its rights of participating in the development of that CBM Field, then, CUCBM shall have the right to solely develop such potential CBM Field.

11.6 Where the Parties consider a CBM Discovery to be potentially commercial, as the Operator, the Contractor shall work out the Overall Development Program for that CBM Field. the Parties shall negotiate to reach an agreement on the development of the said CBM Field in a manner that shall not interfere unreasonably with the expansion of coal mining operations in the relevant coal field. The Overall Development Program and the agreement concerning the development shall be a supplementary document and an integral part hereof after they are approved by the Ministry of Foreign Trade and Economic Cooperation (MOFTEC) of the People's Republic of China and the Department and Unit.

11.7 Longterm CBM and Liquid Hydrocarbons transportation and sales agreements shall be concluded prior to the determination of commerciality.

11.8 In the event of a CBM Field Straddling a Boundary or of a potentially commercial CBM Discovery straddling a boundary of the Contract Area, CUCBM shall organize the Contractor and the neighboring party(ies) involved, which may include CUCBM and/or it's Affiliates, to work out a unitized or new Overall Development Program for such Field or Pilot Development work program for such CBM Discovery. If such area is controlled solely by CUCBM and/or its Affiliates, then the Contract Area shall be extended to cover the CBM Field with the approval of Department or Unit.

11.9 If a CBM Discovery without commercial value within the Contract Area and a CBM Discovery outside the Contract Area can be most economically developed as a commercial CBM Field by common facilities jointly constructed; or if CBM Discovery without commercial value within the Contract Area, can be economically developed as a commercial CBM Field by linking it up with existing facilities located outside the Contract Area, CUCBM shall organize the Contractor and the neighboring party(ies) involved, which may include CUCBM and/or its Affiliates, to work out an equitable agreement for construction or utilization and sharing the costs relative to said facilities.

11.10 In Article 11 those procedures which reference the Overall Development Program, shall be applied, by analogy in the following circumstances: additional development projects referring to the Overall Development Program designed either to improve the producing capability of the reservoir or to substantially increase the recoverable reserves therefrom through additional investments. Any extension of the production period of the CBM Field due to such additional development projects shall be subject to the related provision of Article 4.5 hereof.

11.11 Notwithstanding the Date of Commencement of Commercial Production or anything else to the contrary herein, the allocation of the production from a Pilot Development shall be governed by the principles set forth in Articles 12 and 13 hereof.


Article 12
Financing and Cost Recovery


12.1 Funds required for the CBM Operations shall be raised by the Operator in accordance with Work Programs and budgets determined pursuant to the relevant provisions of the Contract, the provisions described in Annex II - Accounting Procedure hereto, and the provisions described here below.

12.1.1 Solely the Contractor shall provide all the exploration costs required for Exploration Operations. For purpose of the Contract, all costs incurred during the extended period described in Article 4.3 hereof shall be deemed exploration costs and shall be provided solely by the Contractor.

12.1.2 The development costs required for Development Operations in each CBM Field within the Contract Area shall be provided by CUCBM and the Contractor in proportion to their respective participating interests: forty percent (40%) by CUCBM and sixty percent (60%) by the Contractor, unless CUCBM applies the provisions of the second paragraph of this
         Article 12.1.2 herein.

         In the event that CUCBM, at its option, decides not to participate in the development of a CBM Field or decides to participate in the development of such CBM Field to an extent of less than forty percent (40%) of the participating interest, CUCBM shall notify the Contractor in writing of its decision of non-participation or a specific lesser percentage of the participating interests before the Operator submits the Pilot Development report to JMC for its review pursuant to Article
         11.3 hereof. In such case, if CUCBM does not participate in the development of such CBM Field, the development costs therein shall be borne solely by the Contractor, or in case CUCBM participates in the development of such CBM Field to an extent of less than forty percent (40%) of the participating interests, such development costs shall be borne by the Parties in proportion to their actual respective participating interests.

12.1.3 The operating costs incurred for the performance of the Production Operations of each CBM Field before the Date of Commencement of Commercial Production shall be considered as development costs. The operating costs so incurred after the Date of Commencement of Commercial Production shall be paid respectively by CUCBM and the Contractor in proportion to their participating interests of the said CBM Field.

12.1.4 The Parties, on each others request, shall cooperate and assist each other to facilitate the financing of CBM Operations on the best terms and conditions available. For the purpose of implementation of the Contract, CUCBM agrees that the Contractor may, when financing, use the entitlement of its share of production under the Contract as a security for loans, provided that the Contractor shall advise CUCBM in advance and the loan application therefore shall be examined by CUCBM, and provided further that the rights and interests of CUCBM under the Contract shall not be impaired thereby.

12.2 All the costs incurred in the performance of CBM Operations shall be recovered in accordance with Annex II - Accounting Procedure hereto and the provisions described as follows:

12.2.1 The operating costs for any given Calendar Year actually incurred by CUCBM and the Contractor in respect of each CBM Field pursuant to
         Article 12.1.3 herein, shall be recovered in kind by the Parties out of the CBM and Liquid Hydrocarbons produced from the said CBM Field during that Calendar Year in accordance with Annex II - Accounting Procedure hereto, after the operating costs have been converted into a quantity of CBM and Liquid Hydrocarbons on the basis of the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof. Unrecovered operating costs shall be carried forward to the succeeding (subsequent) Calendar Year(s).

12.2.2 The exploration costs incurred by the Contractor shall be recovered as follows:

         After the Date of Commencement of Commercial Production of a CBM Field within the Contract Area, the exploration costs incurred by the Contractor in respect of the Contract Area shall be recovered in kind out of the CBM and Liquid Hydrocarbons produced from any CBM Field within the Contract Area in accordance with Article 13.2.2.2 hereof, after the exploration costs have been converted into a quantity of CBM and Liquid Hydrocarbons based on the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof. The exploration costs shall be recovered without any interest.

         If no CBM Field is discovered within the Contract Area, the exploration costs incurred by the Contractor shall be deemed as its loss. Under no circumstances shall CUCBM reimburse the Contractor for such loss.

12.2.3 The development costs in respect of each CBM Field incurred by CUCBM and the Contractor and Deemed Interest thereon shall be recovered as follows:

12.2.3.1 After the Date of Commencement of Commercial Production of any CBM Field within the Contract Area, the development costs in respect of such CBM Field incurred by CUCBM and the Contractor and Deemed Interest thereon calculated in accordance with Article 12.2.3.2 herein shall be recovered in kind out of the CBM and Liquid Hydrocarbons produced from such CBM Field in accordance with Article 13.2.2.2 hereof, after the development costs and Deemed Interest thereon have been converted into a quantity of CBM and Liquid Hydrocarbons based on the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof.

12.2.3.2 Deemed Interest on the development costs incurred by CUCBM and the Contractor for each CBM Field within the Contract Area shall be calculated at a fixed annual compound rate of nine percent (9%) from the first day of the month following the month in which such development costs expended by each Party to the Contract are actually received in the bank account of the Joint Account opened by the Operator. The detailed method of such calculation shall be as provided in Annex II - Accounting Procedure hereto.

12.2.4 Any CBM and Liquid Hydrocarbons extracted and delivered from a CBM Field before the Date of Commencement of Commercial Production shall be allocated in accordance with Article 12 and Article 13 hereof.


Article 13
CBM Production and Allocation


13.1 The Operator shall, in accordance with the production profile, adjusted as the case may be, set forth in the approved Overall Development Program for each CBM Field, work out a CBM production plan for each CBM Field in each Calendar Year and carry out CBM production pursuant to such plan.

13.2 The Annual Gross Production of CBM and Liquid Hydrocarbons of each CBM Field within the Contract Area in each Calendar Year during the production period shall be allocated in accordance with the following sequence and proportions:

13.2.1 The percentages of the Annual Gross Production of CBM and Liquid Hydrocarbons specified in paragraphs (a) and (b) hereunder shall be used for payments of the Value Added Tax and of Royalty respectively and shall be paid in kind to the relevant authorities of the Chinese Government through CUCBM.

         (a) Value Added Tax shall be paid in accordance with relevant regulations of the People's Republic of China; and

         (b) Royalty shall be paid in accordance with relevant regulations of the People's Republic of China.

13.2.2 Seventy percent (70%) of the Annual Gross Production of CBM and Liquid Hydrocarbons shall be deemed as the "cost recovery CBM and Liquid Hydrocarbons" and shall be used for payments or for cost recovery in the following sequence:

13.2.2.1 Payment in kind for the operating costs actually incurred but not yet recovered by the Parties pursuant to Article 12.2.1 hereof based on the price of the said "cost recovery CBM and Liquid Hydrocarbons" determined in accordance with Article 14 hereof.

13.2.2.2 The remainder of the "cost recovery CBM and Liquid Hydrocarbons" shall, after payment for operating costs in accordance with Article 13.2.2.1 herein, be deemed as "investment recovery CBM and Liquid Hydrocarbons". Such "investment recovery CBM and Liquid Hydrocarbons" shall be used for the recovery of the exploration costs in respect of the Contract Area which were incurred and not yet recovered by the Contractor, and shall be used for the recovery of the development costs in respect of the CBM Field itself which were incurred and not yet recovered by CUCBM and the Contractor in accordance with Articles 12.2.2 and 12.2.3 hereof, and Deemed Interest thereon. The method of recovery and the recovery sequence are as follows:

         (a) Beginning in the Calendar Year during which the production of any CBM Field within the Contract Area commences, the "investment recovery CBM and Liquid Hydrocarbons" referred to in Article
              13.2.2.2 herein, based on the price which has been determined in accordance with Article 14 hereof, shall be paid in kind first to the companies comprising the Contractor for the recovery of the exploration costs which were incurred in respect of, and have not yet been recovered from, the Contract Area.

              The unrecovered exploration costs shall be carried forward to and recovered from the "investment recovery CBM and Liquid Hydrocarbons" in succeeding Calendar Years until fully recovered by the Contractor.

         (b) Beginning in the Calendar Year during which the exploration costs incurred by the Contractor in respect of the Contract Area have been fully recovered, the remainder of the "investment recovery CBM and Liquid Hydrocarbons" of a CBM Field shall be used for the simultaneous recovery of the development costs incurred and not yet recovered respectively by CUCBM and the Contractor and Deemed Interest thereon in respect of such CBM Field in proportion to their respective participating interests therein based on the price of such remainder of the "investment recovery CBM and Liquid Hydrocarbons" determined in accordance with Article 14 hereof. The unrecovered development costs and Deemed Interest thereon shall be carried forward to and recovered from the "investment recovery CBM and Liquid Hydrocarbons" in succeeding Calendar Years until fully recovered.

         (c) During the production period of a CBM Field, costs for an additional development project incurred pursuant to Article 11.9 hereof and Deemed Interest thereon shall be recovered together with the unrecovered development costs and Deemed Interest thereon. If the development costs and Deemed Interest thereon have been fully recovered, then costs for the said additional development project and Deemed Interest thereon shall be recovered from the "investment recovery CBM and Liquid Hydrocarbons" of such CBM Field referred to in Article 13.2.2.2 herein in accordance with the provisions specified in Article 13.2 herein. The unrecovered costs for the additional development project and Deemed Interest thereon shall be carried forward to and recovered in succeeding Calendar Years until fully recovered.

         (d) After the recovery of a CBM Field's development costs and Deemed Interest thereon and/or costs for the additional development project and Deemed Interest thereon from the said CBM Field by the Parties, the remainder of the "investment recovery CBM and Liquid Hydrocarbons" shall automatically be regarded as part of the "remainder CBM and Liquid Hydrocarbons" referred to in Article
              13.2.3 herein. By the date of expiration of the production period of a CBM Field pursuant to Article 4.5 hereof, if any development costs and Deemed Interest thereon and/or costs for the additional development project incurred in respect of such CBM Field and Deemed Interest thereon have not yet been fully recovered, then such unrecovered costs and Deemed Interest thereon shall be regarded as a loss, and the Parties shall bear the loss in proportion to their respective participating interests.

13.2.3 The remainder of the Annual Gross Production of CBM and Liquid Hydrocarbons after the allocation referred to in Articles 13.2.1 and
         13.2.2 herein shall be deemed as "remainder CBM and Liquid Hydrocarbons". Such "remainder CBM and Liquid Hydrocarbons" shall be divided into "share CBM and Liquid Hydrocarbons" of the Chinese side and "allocable remainder CBM and Liquid Hydrocarbons". The "allocable remainder CBM and Liquid Hydrocarbons" of each CBM Field in each Calendar Year shall be equal to the "remainder CBM and Liquid Hydrocarbons" of that Calendar Year multiplied by the factor (X) for each CBM Field within the Contract Area in that Calendar Year. The factor (X) of each CBM Field in each Calendar Year shall be determined in accordance with the following successive incremental tiers on the basis of the Annual Gross Production of CBM and Liquid Hydrocarbons from such CBM Field during that Calendar Year.

      ----------------------------------------------------------------
            Annual Gross Production       Factors (X) in Percentage
                      of                      Applicable to Each
          CBM and Liquid Hydrocarbons         Production Tier of
              From Each CBM Field           Each CBM Field Within
             (Million Cubic Meters)           the Contract Area
      ----------------------------------------------------------------
            equal to or less than 500    Xl =  100 percent (100%)
            over   500  to    800        X2 =  99 percent (99%)
            over   800  to  1,200        X3 =  98 percent (98%)
            over 1,200  to  1,800        X4 =  96 percent (96%)
            over 1,800  to  2,500        X5 =  93 percent (93%)
            over 2,500  to  5,000        X6 =  89 percent (89%)
            over 5,000                   X7 =  85 percent (85%)
      ----------------------------------------------------------------

         In the above table, it is assumed that each cubic meter of CBM has a heating value of thirty-six thousand and nine hundred sixty (36,960) BTU approximately. On this basis, a metric ton of Liquid Hydrocarbons in general will have a heating value of forty- three (43) million BTU, or equivalent to 1,164 cubic meters of CBM. 1.0 kilocalorie is equal to
         3.97 BTU. Adjustments will be made if actual heating value exceeds or is less than the above by ten percent (10%) or more.

         An example of application in calculating the factor (X):

         Assuming that there are two producing commercial CBM Fields A and B within the Contract Area and the Annual Gross Production of CBM and Liquid Hydrocarbons from CBM Field A in a Calendar Year is three thousand and sixty four (3,064) million cubic meters, and that from CBM Field B is four thousand five hundred and ninety (4,590) million cubic meters, the factor (X) of CBM Field A in that Calendar Year shall be:

        500X1 + 300X2 +400X3 + 600X4 + 700x5 + 564X6
X = -------------------------------------------------------------X 100%
                           3,064


         and the factor (X) of CBM Field B in that Calendar Year shall be:


        500X1 + 300X2 + 400X3 + 600X4 + 700X5 + 2090X6
X = -------------------------------------------------------------X 100%
                           4,590

13.2.4 The "allocable remainder CBM and Liquid Hydrocarbons" of each CBM Field in each Calendar Year referred to in Article 13.2.3 herein shall be shared by the Parties in proportion to their respective participating interests in the development costs, forty percent (40%) for CUCBM and sixty percent (60%) for the Contractor. In the event that CUCBM does not participate in the development of an CBM Field within the Contract Area, the Contractor shall obtain one hundred percent (100%) of the "allocable remainder CBM and Liquid Hydrocarbons" of that CBM Field.
         In the event that CUCBM participates to an extent less than forty percent (40%) in the development of an CBM Field within the Contract Area, the "allocable remainder CBM and Liquid Hydrocarbons" of such CBM Field in that Calendar Year shall be shared by the Parties in proportion to their actual respective participating interests in such CBM Field.

13.3 Pursuant to the method of allocation specified in this Article, the Contractor may obtain an aggregate amount of CBM and Liquid Hydrocarbons consisting of the following three categories and shall be subject to Article 1.7 of Annex II.

13.3.1 The total amount of CBM and Liquid Hydrocarbons as converted from the actual operating costs paid by the Contractor in all CBM Fields in proportion to its participating interests in the development costs stipulated in Article 13.2.2.1 hereof when recovering such costs;

13.3.2 The total amount of the "investment recovery CBM and Liquid Hydrocarbons" from all CBM Fields due to the Contractor provided for in
         Article 13.2.2.2 herein; and

13.3.3 The total amount of the "allocable remainder CBM and Liquid Hydrocarbons" of all CBM Fields due to the Contractor in accordance with Article 13.2.4 herein.


Article 14
Quality, Quantity, Price, and Destination of CBM

14.1 In accordance with Article 13.3 hereof, the Contractor may obtain the aggregate amount of three (3) categories of the Coalbed Methane and Liquid Hydrocarbons referred to in Articles 13.3.1, 13.3.2 and 13.3.3 hereof.

14.2     Quality of the CBM and Liquid Hydrocarbons.

14.2.1 The quality analysis of CBM and Liquid Hydrocarbons produced from each CBM Field within the Contract Area shall be undertaken at the Delivery Point. Such analysis shall be carried out on a sample taken by the General Administration of Quality Supervision and Quarantine (hereafter referred to as the "Bureau") or any representative agency authorized by the Bureau pursuant to standards issued by the State Bureau of Standardization of the People's Republic of China or by the Department or Unit. Such procedure shall be implemented in such a manner so as to avoid any unreasonable delay in the production of such CBM and/or Liquid Hydrocarbons.

14.3     Quantity of the Coalbed Methane and Liquid Hydrocarbons.

14.3.1 The quantity measurement of the CBM and/or Liquid Hydrocarbons produced from each CBM Field within the Contract Area, when being lifted, shall be made at a Delivery Point and with measuring devices both to be agreed upon by the Parties. A relevant measuring organization of the Chinese Government or a representative agency authorized thereby shall, at appropriate regular intervals, calibrate all the measuring devices, conduct special testing and issue certificates of qualification with respect thereto or confirm their qualification before the measuring devices are put into use. The quality and quantity of the CBM and/or Liquid Hydrocarbons delivered shall be authenticated in accordance with the commodity quality certificate and weight certificate issued by the Bureau and such quality and quantity shall be the basis for the accounting settlement.

14.3.2 If any Party to the Contract believes that the CBM or Liquid Hydrocarbons measuring devices, sampling or analysis are inaccurate, or has any objection to the results specified in the above mentioned certificates, on-site investigations, technical exchanges and discussions may be conducted by the Parties to resolve the issue in a manner satisfactory to the Parties.

14.4     Determination of the Coalbed Methane and/or Liquid Hydrocarbons Price.

14.4.1 The price of various grades of the CBM and Liquid Hydrocarbons shall be expressed as a FOB price at the Delivery Point. Determination of the CBM and Liquid Hydrocarbons price shall be based on the actual free market price received by the Parties; and

         a) shall be determined each Calendar Quarter by CUCBM and each Party comprising Foreign Contractor individually; and

         b) shall be the volumetrically weighted average of the following components:

              1.  In arm's length transactions, the actual price received.

              2. For other than arm's length transactions, the fair market price taking into account the prevailing market conditions.

         The aforesaid price in arm's length transactions in this Article refers to a free market price at which a seller sells its CBM and/or Liquid Hydrocarbons to a buyer who is independent of the seller, but not including prices used for government to government transactions or other fixed or controlled prices which do not reflect the free market price, exchange or barter transactions.

         The price of the CBM and Liquid Hydrocarbons produced from the Contract Area shall be determined based on general pricing principles prevailing

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

         internationally taking into consideration such factors as the markets, quality and quantity of the CBM and Liquid Hydrocarbons and the prices of alternate energy resources agreed upon by the Parties with the objective of the Parties being to obtain the best price possible.

         The transportation costs to be used to determine the FOB price at the Delivery Point shall be agreed to during the negotiation of the longterm sales and purchase agreements and prior to the determination of commerciality and prior to the preparation and approval by the Parties of an Overall Development Program. Such transportation costs shall be determined in accordance with international Petroleum and CBM industry practice.

14.4.2 Where the CBM and/or Liquid Hydrocarbons produced from each CBM Field within the Contract Area differs in quality, the prices of such CBM with different quality shall if practicable be individually determined.

14.4.3 The price of the Contractor's share of the CBM and Liquid Hydrocarbons produced from all the CBM Fields within the Contract Area shall be denominated in U.S. dollars per cubic meter (based on BTU basis in accordance with Article 13.2.3), and payment made in U.S. dollars.

14.5 Terms of Payment for the Purchased CBM and Liquid Hydrocarbons, Pursuant to Article 14.6 hereof.

14.5.1 Before the CBM and Liquid Hydrocarbons price is determined, the Parties through consultation in accordance with the general international practice then prevailing shall agree upon the time limit for payment.

14.5.2 In case any Party is in default of such payment, such Party shall pay interest on arrears of the payment, starting from the first day of such default. The interest rate shall be the thirty-day term London Inter-Bank Offered Rate (LIBOR) for U.S. dollars quoted by Midland Bank in London at eleven (11:00) a.m. on the first working day following the due date of payment plus five percent (5%).

14.6     Destination of the CBM and Liquid Hydrocarbons.

14.6.1 The destination of Contractor's CBM, and Liquid Hydrocarbons obtained under the Contract shall be at the discretion of the Contractor. The Contractor shall have the following non-exclusive options:

         (1) to join with CUCBM to market a part or all of their respective shares of CBM and Liquid Hydrocarbons and to sell such CBM and Liquid Hydrocarbons jointly to prospective purchasers able to pay in U.S. Dollars;

         (2) to sell directly its share of the CBM and Liquid Hydrocarbons to the Chinese users subject to the approval of the relevant government departments if required;

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

         (3) to sell its share of the CBM and Liquid Hydrocarbons to CUCBM and/or its Affiliates, CUCBM and/or its Affiliates shall pay to the Contractor in U.S. Dollars in accordance with Article 14.6.5; or

         (4)  any other lawful destinations or buyers.

14.6.2 Transportation costs shall be determined in accordance with Article

14.6.3   The CBM price or value shall be determined in accordance with this
         Article 14 with the objective of the Parties being to produce the CBM at the MER and to obtain the best price possible.

14.6.4 Unless otherwise mutually agreed, the CBM Delivery Point shall be the most economically viable nearby pipeline having available capacity.

14.6.5 For the purpose of encouraging the exploration and development of CBM, CUCBM and/or its Affiliates will, upon request of Contractor, act as a buyer to purchase all or part of Contractor's share of CBM and Liquid Hydrocarbons produced from the Contract Area in accordance with the following provisions.

14.6.5.1 The Parties shall agree upon the volume and rates of delivery of CBM and Liquid Hydrocarbons by Contractor and to be purchased by CUCBM and/or its Affiliates.

14.6.5.2 The price of CBM and other essential terms and conditions including but not limited to Delivery Point and pipeline costs shall be determined pursuant to the provisions of Article 14 and shall unless otherwise mutually agreed be agreed upon prior to the determination of commerciality and preparation of the Overall Development Program.

14.6.5.3 The Purchase of the CBM and Liquid Hydrocarbons produced from the Contract Area shall be made at the Delivery Point, which unless otherwise mutually agreed, shall be the most economically viable nearby Natural Gas pipeline having available capacity.

14.6.5.4 Unless otherwise agreed by the Contractor, payments for CBM and Liquid Hydrocarbons shall be made in U.S. Dollars in the bank account designated by Contractor.

14.6.6 In the case that CUCBM and/or its Affiliates have available capacity in the gas trunklines and/or pipeline infrastructure, once a CBM transportation contract with reasonable transportation costs determined in accordance with Article 14.4.1 and with due reference to Chinese CBM industry practice has been signed by and between CUCBM and/or its Affiliates and Contractor, Contractor shall be guaranteed access and priority use of such trunkline and/or pipeline infrastructure and any subsequent CBM or Natural Gas producer shall be subject to Contractors' guaranteed access and priority use of such trunkline and/or pipeline infrastructure.

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

14.6.7 Both Parties understand that the construction of pipelines and related facilities (the "Pipeline") is required for the purpose of transport CBM from the Contract Area. The construction can either be included in the Overall Development Program or be developed as a separate project. Unless otherwise agreed between the Parties in writing and subject to the applicable laws and regulations, the Contractor shall have the right to participate in the Pipeline and to all revenues generated thereof equal to its participating interest under this Contract. In either event, the decision to construct the Pipeline, its connection to the economically most viable pipeline and/or buyers, and all its operations shall be based on the Parties' intention to maximize their profits under this Contract and the exploitation of the Pipeline.


Article 15
Employment of Personnel and Procurement of Goods and Services


15.1 For the performance of the CBM Operations, the Contractor's procurement of necessary goods, leasing equipment and signature of subcontracts or other service contracts shall be subject to relevant regulations. The Contractor shall give preference to goods, equipment and service determined to be the most competitive in terms of price, quality and term of delivery.

15.2 The Contractor may give preference to employ Chinese Personnel in the performance of the CBM Operations in accordance with relevant regulations. For this purpose, the Contractor may submit in advance to CUCBM a plan for the employment of Chinese Personnel listing all the posts and number of the persons involved. CUCBM shall, at the request of the Contractor and in accordance with the plan, provide or assist in recruiting Chinese employee candidates for such employment. For the performance of CBM Operations, the Contractor shall have the obligation to employ competent personnel. The Contractor shall give preference in employing the Chinese Personnel who have participated in the training program provided by the Contractor.

         It is agreed between CUCBM and the Contractor that total Chinese Personnel employment levels, including the costs thereof, for the purpose of conducting CBM Operations, including training therefore, shall always be consistent with conducting such operations in an efficient and economic manner in accordance with good and generally accepted international CBM practices.

         All Chinese employees shall sign employment contracts whose terms shall cover hiring, resignation and dismissal, production and work responsibilities, wages and bonuses, working hours and holidays, labor insurance and welfare benefits, labor protection and labor discipline. Such contracts shall include the right to dismiss such employees in accordance with the Chinese laws and regulations concerning such employees who do not observe such contract or other rules applicable to their work.

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

15.3 The engineering design corporations under or entrusted by CUCBM shall have the right to participate in the tendering for the master designs and engineering designs made by the Contractor for the purpose of the implementation of the Contract.

15.4 After the Contractor signs equipment leasing contracts, service contracts or subcontracts with CUCBM or its Affiliates in accordance with Article 15.1 herein, the Contractor shall endeavor to provide technical assistance to CUCBM or its Affiliates, at the request of CUCBM, so as to enable them to meet the needs of operations to be undertaken. The expenses so incurred by the Contractor shall be borne by CUCBM or its Affiliates.


Article 16
Training of Chinese Personnel

16.1 The Contractor agrees to provide training for the Chinese Personnel including workers, technical, economic, managerial, legal and other professional personnel, in order to improve their technical and/or managerial capabilities relating to CBM Operations, all in accordance with this Article 16.

16.2 Within ninety (90) days following the Date of Commencement of the Implementation of the Contract, the Contractor shall, after consultation with CUCBM, complete and submit a training program for a reasonable number of the Chinese Personnel in the exploration period and the corresponding budget to JMC for review and approval, and upon approval by JMC, put it into practice. The Contractor shall, after consultation with CUCBM, complete and submit training programs and corresponding budgets for a reasonable number of the Chinese Personnel in the development period and production period, respectively, to JMC for its review and approval before the commencement of the Development Operations and Production Operations, and upon approval by JMC, put them into practice in time so as to have ample time in advance for such training.

16.3 The expenses and costs incurred for performing the training program stipulated in this Article shall be charged to the exploration costs if such costs are incurred before the date of approval of the Overall Development Program of the first CBM Field, and shall be charged to the development costs if such costs are incurred after the date of approval of the Overall Development Program of the first CBM Field, and before the Date of Commencement of Commercial Production of the first CBM Field, or shall be charged to the operating costs if such costs are incurred after the Date of Commencement of Commercial Production of the first CBM Field.

16.4 In the course of the implementation of the Contract, the Parties may have scientific and technical cooperation and academic exchange in connection with the CBM Operations. The relevant provisions concerning the program, participating personnel and type related to the scientific and technical cooperation and academic exchange shall be determined by the Parties. The expenses required by the scientific and technical cooperation and academic exchange (if any) shall be included in the budget specified in Article 16.2 herein and charged to the Joint Account. All inventions, experiments or research results arising from the said cooperation and academic exchange shall be shared by and belong to the Parties who, subject to the provisions of Article 21 hereof, shall not disclose them to any Third Party.

16.4.1 In the course of the implementation of the Contract, those scientific research projects, which are required for the CBM Operations but not carried out by the Parties, may, with the approval of JMC, be commissioned to, and carried out by, any Third Party.
         The Operator shall enter into subcontracts or service contracts with competent and competitive relevant scientific research departments. The aforesaid required expenses shall be included in the budget specified in Article 16.2 herein and charged to the Joint Account. All inventions and experimental or research results developed from the aforesaid research projects carried out by a Third Party delegated by the Operator shall also be shared by and belong to the Parties who, subject to the provisions of Article 21 hereof, shall not disclose them to any other Third Parties. The Operator shall endeavor to incorporate the provisions herein in the subcontracts or service contracts signed with a Third Party.

16.5 Any technology or managerial experience, including proprietary technology, e.g. patented technology, know-how or other confidential technology that the Contractor transfers to CUCBM hereunder, shall remain the exclusive property of the Contractor and also be subject to the confidentiality restrictions of Article 21 hereof.

16.6 For the purpose of the implementation of this Article 16 - Training of Chinese Personnel, the costs and expenditures incurred by the Contractor annually for training of Chinese Personnel shall be forty-five thousand ($45,000) U.S. Dollars during the exploration period and eighty thousand ($80,000) U.S. Dollars during the development and production periods unless otherwise agreed by the Parties. These costs and expenditure shall be charged to the Joint Account.

Article 17
Ownership of Assets and Data

17.1 All assets purchased, installed and constructed under the Work Program and budget for each CBM Field within the Contract Area shall be owned by CUCBM from the date on which all the development costs actually incurred by the Contractor in the development period of such CBM Field have been fully recovered or from the date on which the production period expires, even though the aforesaid costs have not been fully recovered. The Operator shall be responsible for the acceptance inspection or testing of the said assets and CUCBM may, as it deems necessary, send its experts to participate in such acceptance inspection or testing. In the production period, the Operator may use these aforesaid CUCBM-owned assets free of charge for performing the CBM Operations. Such assets shall not be used in any operations other than the CBM Operations or any operations by Third Parties without the consent of the Parties.

17.2 Equipment and facilities which are owned by a Third Party and are either leased by the Operator or temporarily brought into the territory of the People's Republic of China for the performance of the CBM Operations shall not be deemed as assets owned by CUCBM. Such equipment and facilities may be exported from the People's Republic of China, and CUCBM shall assist in handling export formalities.

17.3 The ownership of all data, records, samples, vouchers and other original data obtained in the course of performing the CBM Operations shall vest in CUCBM, and the disclosure thereof by CUCBM shall be made in accordance with Article 21 hereof. However the Contractor shall, subject to any necessary approval as may be required and Article 21 hereof, have the right to use inside and outside the People's Republic of China, and keep samples, copies of all data, records and vouchers for the purposes of the CBM Operations.

17.4 The facilities constructed for the conduct of CBM Operations hereunder, whether located within or outside the Contract Area, may be used for the common benefit of any and all CBM Fields within the Contract Area ("Common Facilities") for so long as any CBM Field in the Contract Area is utilizing any of the Common Facilities. CUCBM and Contractor shall be entitled to use, free of charge, excepting Operating Costs, such Common Facilities to the extent required for CBM Operations, hereunder. Such right of use shall be permitted regardless of whether or not the costs related to such Common Facilities have been recovered and regardless of whether or not the production period of the relevant CBM Field on which the Common Facilities are located has been terminated.

         The operating costs of the Common Facilities will be allocated to each CBM Field in proportion to the total Annual Gross Production of CBM and Liquid Hydrocarbon, contribution of each CBM Field to the total Annual Gross Production of CBM and Liquid Hydrocarbons of all the CBM Fields within Contract Area utilizing such facilities.

Article 18
Accounting, Auditing and Personnel Costs

18.1     Accounting

         Annex II - Accounting Procedure hereto contains the guidelines for the Operator to keep accounting books and records and make financial settlements. The Operator shall keep and settle the accounts for all the financial activities in respect of the Contract Area and maintain all the accounting books and records in accordance with Annex II - Accounting Procedure hereto in order to accurately reflect the exploration costs, development costs with Deemed Interest thereon and operating costs incurred in the performance of the CBM Operations in respect of the Contract Area, as well as quantity and monetary value of the production and allocation of CBM. The Operator shall submit detailed statements and relevant written reports to JMC and the departments concerned.

18.2     Auditing.

18.2.1 Any non-Operator Party to the Contract shall have the right to audit all the Operator's Joint Account accounting books and records after the end of each Calendar Year and shall give the Operator a written notice of the auditing results. The auditing shall be completed within twenty-four (24) months after the end of each Calendar Year. In the absence of any written notice of the exception in the auditing results given by the non-Operator Party within such period or if the annual Joint Account accounting books and records of the Operator are not audited by any non-Operator Party within such period, the Operator's Joint Account accounting books and records shall be deemed correct. A special auditing of the Operator's Joint Account accounting books and records may be made due to some special requirements during a Calendar Year.

18.2.2 If the auditing referred to in Article 18.2.1 herein is conducted, the Operator shall be given thirty (30) day notice prior to the date of commencement of such auditing. There shall be no impediment to normal CBM Operations during the period of any audit.

18.2.3 The auditors shall be entitled to access to all relevant Joint Account records, files and other information and may inspect such sites and facilities as necessary.

18.2.4 Upon receipt of a notice of the non-Operator Party's exceptions in the auditing results, the Operator shall use its best efforts to reply in writing and resolve these matters in due time (no later than sixty (60) days thereafter).

18.3     Personnel Costs.

18.3.1 The personnel costs mean the remuneration and other related charges paid in connection with personnel who are engaged whether temporarily or permanently in administration, management, accounting, finance, tax,

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

         employee relations, procurement, legal affairs, computer services, engineering, geology, geophysics, drilling and Production Operations as well as all other work for the implementation of the Contract.

18.3.1.1 The salary or wages of personnel of the JMC, of the personnel in the various subordinate bodies of the JMC, of the professional representatives referred to in Article 7.5 and of all employees engaged in the performance of the CBM Operations shall be included in the personnel costs as provided in Article 18.3.1 herein.

18.3.1.2 Personnel costs, which are classified as the overhead of the superior management organization pursuant to Article 5.2.18 of Annex II - Accounting Procedure hereto shall not be included in the personnel costs mentioned herein.

18.3.2 After the Date of Commencement of the Implementation of the Contract, the Operator shall work out a staffing plan for its organization and a personnel costs plan with respect thereto (including a plan of personnel costs, such as basic salary or wage, overseas allowance and area allowance, etc.) before the beginning of each Calendar Year and submit such plan with the annual Work Program and budget to JMC for review and examination.
         During the exploration period, the Operator shall submit a staffing plan for its organization and a personnel costs plan with the annual Work Program and budget to JMC for review and examination.

         In the development period and production period, the Operator shall submit a staffing plan for its organization and a personnel costs plan with the annual Work Program and budget to JMC for review and approval and the Contractor shall provide to CUCBM with an itemized plan of personnel costs of the Expatriate Employees. CUCBM shall bear the obligation of confidentiality to such information provided by the Contractor.

         The Operator shall charge the personnel costs of the Contractor's personnel actually incurred to the Joint Account.

         CUCBM shall have the right to audit the personnel costs charged to the Joint Account, and when CUCBM acts as the Operator, the Contractor shall also have the right to audit such personnel costs.

18.3.3 The level of the salaries and wages paid to the representatives appointed by CUCBM to JMC established in accordance with Article 7.1 hereof, the Chinese Personnel working in various subordinate bodies of JMC established in accordance with Article 7.4 hereof, the professional representatives assigned by CUCBM to all administrative and technical departments of the Operator (Contractor) in accordance
         with  Article  7.5  hereof  and  CUCBM's  personnel   employed  by  the
         Contractor shall be determined  pursuant to the provisions of Annex III
         - Personnel Costs hereto.

         The salaries and wages of the Chinese Personnel other than CUCBM personnel employed by the Operator shall be determined through consultations and specified in the individual employment contracts.

         The settlement of all charges for the salaries and wages of CUCBM personnel mentioned in Article 18.3.3 herein, shall be made between CUCBM and the Operator in accordance with Annex III (Personnel Costs) hereto. CUCBM personnel shall be responsible for any and all individual income tax due including but not limited to that due in accordance with the provisions of the individual income tax law of the People's Republic of China.

18.3.4 The Operator shall withhold the individual income tax of the Expatriate Employees it is required to withhold and due in accordance with the provisions of the individual income tax law of the People's Republic of China.


Article 19
Taxation

19.1 Except for the taxes and duties for which the Contractor has the statutory obligation to file and pay for the CBM Operations, each of the companies comprising the Contractor shall pay taxes measured by income to the Government of the People's Republic of China subject to the tax laws and regulations of the People's Republic of China applicable to the Contract.

19.2 The Operator shall advise the Subcontractors who render services for the Contract that they and their employees shall pay taxes to the Government of the People's Republic of China subject to the tax laws and regulations of the People's Republic of China.


Article 20
Insurance

20.1 The Operator shall work out an insurance program for the Exploration Operations and submit it to JMC for review and approval within one hundred and twenty (120) days after the Date of Commencement of the Implementation of the Contract. The Operator shall, on behalf of the Parties, obtain the insurance contracts in accordance with such program as approved by JMC before commencement of CBM Operations within the Contract Area.

         Similar provisions shall apply in respect of Development Operations and Production Operations.

20.2 All of the insurance items as approved in the insurance program shall be insured with the insurance companies established in accordance with the laws of the People's Republic of China (hereinafter referred to as insurance companies in the People's Republic of China) and shall be insured in accordance with the laws and regulations of the People's Republic of China and on terms and conditions competitive with the world markets.

20.3 The insurance programs worked out by the Operator shall include, but not be limited to, the following insurance covering:

         (a) damages to and expenses of all drilling installations and equipment, including damages to and expenses of the properties used on worksites and supply bases for the CBM Operations, while the equipment and properties owned by Third Party rendering services to the Operator shall be handled in accordance with
              Article 20.5 herein;
         (b) damages to and expenses of any of the equipment or installations for production, storage and transportation, and buildings in the course of construction and installation;
         (c) damages to and expenses of the production installations, facilities, equipment and pipelines in CBM fields;
         (d)  liability to Third Parties;
         (e) liability for pollution and expenses for cleaning up in the course of drilling and the Production Operations;
         (f)  expenses for killing blowouts;
         (g) liability incurred by the Operator in hiring land drilling rigs, vessels and aircraft serving the CBM Operations;
         (h)  liability for cleaning the remains; and
         (i) losses and expenses incurred during the transportation and storage in transit of goods shipped from different parts of the world and other areas outside the Contract Area to the worksites.

20.4 In any insurance contracts, the deductibles shall be determined by the Parties through consultation, and losses within the deductible limits shall be borne by Parties in proportion to their respective participating interests in the relevant operations.

20.5 When signing subcontracts or lease contracts, the Operator shall endeavor to require Subcontractors and lessors to insure their risks under the relevant subcontracts or lease contracts shall be insured with insurance companies in the People's Republic of China in accordance with the laws and regulations of the People's Republic of China. The rates, terms and conditions of such insurance shall be competitive with world markets for similar risks.

20.6 In the course of the CBM Operations, the Parties shall cover separately personnel accidental death and injury insurance with respect to personnel assigned by them respectively. The premiums in respect thereof shall be dealt with in the following way: the premiums for personnel accidental death and injury insurance with respect to personnel whose costs are charged to the Joint Account pursuant to the provisions of the Contract shall be charged to the Joint Account, and those with respect to other personnel shall be borne respectively by the Parties by which they are assigned.

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

20.7 Insurance companies owned by or affiliated with any Party to the Contract, or the Parties themselves, may reinsure relevant insurance companies in the People's Republic of China who have obtain the insurance contract by reaching an agreement with such companies if they are interested in covering any part of the insurance program hereof.

20.8 All motor vehicles used in the CBM Operations shall be insured with insurance companies in the People's Republic of China in accordance with the laws and regulations of the People's Republic of China.

20.9 The premiums of insurance in the exploration period and the development period shall be charged respectively to the exploration costs and development costs while those in the production period shall be charged to the operating costs.

20.10 Any claim under the insurances of the agreed insurance program charged to the Joint Account shall be handled by the Operator and any recovery made from insurers shall be credited to the Joint Account.


Article 21
Confidentiality

21.1 CUCBM shall, in conformity with applicable laws and regulations of the Government of the People's Republic of China on confidentiality and by taking into account international practice, determine in consultation with the Contractor the confidentiality periods for which the Contract and all documents, information, data and reports related to the CBM Operations within the Contract Area shall be kept confidential.

21.2 Without the written consent of the other Party, no Party to the Contract shall disclose, during such confidentiality periods, the Contract, documents, information, data and reports referred to in
         Article 21.1 herein or any other information regarded by JMC as confidential, to any Third Party except the Third Parties specified in
         Article 21.5 herein and to any Affiliate not directly connected with the implementation of the Contract, and no Party to the Contract shall otherwise transfer, donate, sell or publish them in any way within the confidentiality periods. However, CUCBM may furnish the following original data and information or interpretation thereof with respect to the Contract Area to the relevant Third Parties:

         (a) original data and information held by CUCBM for over two (2) years; and

         (b) interpretations of original data and information, which have been held by CUCBM for over five (5) years.

         CUCBM shall require relevant Third Parties to undertake to keep confidential the aforesaid data, information, and interpretations thereof furnished to them by CUCBM.

         CUCBM shall, in conformity with relevant provisions of laws and regulations of the People's Republic of China and requests of relevant government departments and units, provide them with all documents, information, data and reports as mentioned herein.

21.3 During the term of the Contract and after the termination of the Contract, CUCBM shall not disclose to any Third Party any patent, know-how or proprietary technology transferred to CUCBM by the Contractor without the written consent of the Contractor except for any technology, the patent of which has expired and any proprietary and confidential technology which has entered the public domain.

21.4 After the termination of the Contract or after any assignment of rights and/or obligations of the Contract under Article 22 hereof, the Contractor and any assignee shall, within the confidentiality periods, continue to be obliged to keep confidential documents, information, data and reports mentioned in Article 21.2 herein except for official documents and information published with the consent of the Parties.

21.5 For the implementation of the Contract, CUCBM and each company comprising the Contractor may furnish the necessary documents, information, data and reports to Affiliates related to the CBM Operations. CUCBM and each company comprising the Contractor may, after review by JMC and CUCBM, furnish the necessary documents, information, data and reports to the Third Party related to the CBM Operations. The Third Parties include:

21.5.1 Banks, credit institutions, investors or other financial guarantors from which financing is sought by any Party to the Contract for the implementation of the Contract;

21.5.2 Third Parties which provide services for the CBM Operations, including Subcontractors and other service contractors; and

21.5.3 An assignee or assignees to whom the rights and/or obligations under the Contract may be assigned.

21.6 Necessary information, documents, data and reports may be furnished by the Parties or an Affiliate of the Parties related to CBM Operations in accordance with the laws of their home countries to the governments and stock exchanges, provided that the Parties report to JMC in advance.

21.7 CUCBM and each company comprising the Contractor when furnishing the documents, information, data and reports to Third Parties and Affiliates as mentioned in Article 21.5 herein shall require them to assume the confidentiality obligations as set forth herein, or shall bear full responsibility for any violation thereof.

Article 22
Assignment

22.1 Any company comprising the Contractor may, after notice in writing to CUCBM, assign part or all of its rights and/or obligations under the Contract to any of its Affiliates. Such assignment, within sixty (60) days after receiving the notice, shall be approved by CUCBM, provided that the company comprising the Contractor who assigns, shall perform the assignment in accordance with the following provisions:

         (a) Any company comprising the Contractor who assigns, shall submit to CUCBM copies of a written agreement on the corresponding part of its rights and/or obligations to be assigned;

         (b) Any company comprising the Contractor who assigns, shall guarantee in writing to CUCBM the performance of the assigned obligations; and

         (c) No such assignment shall interfere with the performance of the CBM Operations or affect the organizational structure.

22.2 The Contractor may assign part or all of its rights and/or obligations under the Contract to any Third Party provided that such assignment shall be agreed by CUCBM in advance and approved by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China. However, if the conditions offered by CUCBM are the same, CUCBM shall have the right of first refusal in respect of such assignment to be exercised by CUCBM in writing within sixty (60) days upon receipt of notice from the Contractor to assign to a Third Party, unless otherwise agreed upon by the Parties.

22.3 Upon notice to the Contractor, CUCBM may authorize its Affiliates to implement the Contract, but CUCBM shall remain responsible for the performance of the Contract.

22.4 With prior consent of the Contractor and subject to the approval of the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China, CUCBM may assign part of its rights and/or obligations hereunder to any Third Party, provided that such assignment shall not interfere with the performance of CBM Operations.

Article 23
Environmental Protection and Safety

23.1 In the performance of the CBM Operations, the Operator shall be subject to the laws, decrees, regulations and standards on environmental protection and safety promulgated by the Chinese Government and carry out the operations according to international practice. The Operator shall make its best efforts to protect farmland, aquatic resources, forest reserves and other natural resources, and prevent pollution and damage to the atmosphere, rivers, lakes, groundwater, harbors, other land environments and ecological environment and secure the safety and health of the operating personnel. The Operator shall use all reasonable endeavors to eliminate promptly any pollution occurring as a direct result of and in the performance of the CBM Operations and minimize its consequences. Economic losses caused by any pollution shall be charged to the Joint Account, unless otherwise provided in
         Article 8.4 hereof.

23.2 When competent authorities under the Chinese Government assign a person to inspect environmental protection, health and safety within the scope of the CBM Operations according to the laws, decrees, rules and regulations of the People's Republic of China, the Operator shall provide all necessary facilities and assistance to enable the inspectors to carry out such inspection smoothly.

23.3 In the performance of the CBM Operations in any fixed fishing net casting area and /or aquatic breeding area, the Operator shall make prior contact with the relevant authorities of the Chinese Government provided that upon the Operator's request, CUCBM shall promptly assist Operator in making such contacts.

23.4 The Operator shall, subject to Article 4.6.2, after the completion of various CBM Operations, to the extent reasonable and practicable, level or restore or reclaim the land of the operating sites to the condition existing at the commencement of implementation of the Contract in accordance with the relevant rules and regulations.


Article 24
Force Majeure

24.1 No Party to the Contract shall be considered in default of the performance of any of its obligations hereunder, if any failure to perform or any delay in performing its obligations is in conformity with all the events described as follows:

         The performance of any obligations hereunder is prevented, hindered or delayed because of any event or combination of events which could not be foreseen and/or which is beyond the control of such Party; and

         Any such event or combination of events is the direct cause of preventing, hindering or delaying of such Party's performance of its obligations hereunder; and

         When any such event or combination of events has occurred, such Party has taken all reasonable actions to overcome any cause that prevents, hinders or delays performance of its obligations and shall in so far as is practicable continue to perform its obligations hereunder.

24.2 Notice of any event of force majeure and the conclusion thereof shall forthwith be given to the other Party by the Party claiming force majeure.

24.3 In the event of force majeure, the Parties shall immediately consult in order to find an equitable solution thereto and shall use all reasonable endeavors to minimize the consequences of such force majeure.

24.4 If the CBM Operations in the Contract Area are partially or entirely suspended as a result of the force majeure referred to in Article 24 herein, the period of the CBM Operations may be extended by a period corresponding to such suspension. Within fifteen (15) days following the end of each Calendar Year, the Operator shall report to JMC in writing on the suspension of the CBM Operations caused by force majeure, if any, during the preceding Calendar Year.

24.5 Should, however, the force majeure condition continue for a period of twenty-four (24) consecutive months, then, in such event, Contractor shall have the option to terminate this Contract without any further liability.

24.6 The provision of this Article 24 shall not apply in the case of default in the making of any payment of money under the Contract.


Article 25
Consultation and Arbitration

25.1 The Parties shall make their best efforts to settle amicably through consultation any dispute arising in connection with the performance or interpretation, or validity of any provision hereof.

25.2 Any dispute mentioned in Article 25.1 herein that has not been settled through such consultation within ninety (90) days after the dispute arises may be referred to arbitration at the request of and by either Party to the Contract. The arbitration shall be conducted in accordance with the following provisions:

25.2.1 If agreed upon by the Parties, such dispute shall be referred to arbitration conducted by the China International Economic and Trade Arbitration Commission in accordance with the arbitration proceeding rules thereof.

25.2.2 If the Parties fail to reach an agreement on the arbitration arrangement mentioned in Article 25.2.1 herein within sixty (60) days after a Party has requested in writing that a dispute be referred to arbitration, the Parties shall establish an ad hoc arbitration tribunal to conduct arbitration in accordance with the following provisions:

25.2.2.1 The ad hoc arbitration tribunal shall consist of three (3) arbitrators. The Parties shall each appoint an arbitrator and the two (2) arbitrators so appointed shall designate a third arbitrator. If one of the Parties does not appoint its arbitrator within sixty (60) days after the first appointment, or if the two (2) arbitrators once appointed fail to appoint the third within sixty (60) days after the appointment of the second arbitrator, the relevant appointment shall be made by the Arbitration Institute of the Stockholm Chamber of Commerce, Sweden.

25.2.2.2 The third arbitrator shall be a citizen of a country which has formal diplomatic relations with both the People's Republic of China and the home country of any of the companies comprising the Contractor, and shall not have any economic interests or relationship with the Parties.

25.2.2.3 The place of arbitration shall be determined by the Parties through consultations or, failing the agreement of the Parties within sixty
         (60) days after the appointment of the third arbitrator, by the majority of arbitrators of the ad hoc arbitration tribunal.

25.2.2.4 The ad hoc arbitration tribunal shall conduct the arbitration in accordance with the arbitration rules of the United Nations Commission on International Trade Law ("UNCITRAL") of 1976, as amended. However, if the above-mentioned arbitration rules are in conflict with the provisions of this Article 25, including the provisions concerning appointment of arbitrators, the provisions of this Article 25 shall prevail.

25.3 Both the Chinese and English languages shall be official languages used in the arbitrage proceedings. All hearing materials, statements of claim or defense, awards and the reasons supporting them shall be written in both Chinese and English.

25.4 Any award of the arbitration tribunal shall be final and binding upon the Parties.

25.5 The right to arbitrate disputes under the Contract shall survive the termination of the Contract.

Article 26
Effectiveness and Termination of the Contract


26.1 The Contract shall, after it is signed, be approved by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China. The date of such approval shall be the effective date of the Contract. However, the Contractor's obligations shall begin on the Date of Commencement of the Implementation of the Contract, as defined in
         Article 1, hereinabove. CUCBM shall notify the Contractor of the said approval in writing as soon as possible.

26.2 All annexes to the Contract shall be integral parts of the Contract. If there is any inconsistency between the provisions of the annexes and the main body of the Contract, the main body of the Contract shall prevail. All references to the Contract thereof refer to the main body of the Contract.

26.3 If in the course of implementation of the Contract, the Parties decide through consultation to make amendment or supplement to any part of the Contract, a written agreement signed by the authorized representatives of the Parties shall be required. Such written agreement shall be subject to the approval of the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China should there be any significant modifications hereof. Such agreement shall be regarded as an integral part of the Contract.

26.4     The Contract shall terminate under any of the following circumstances:

26.4.1   Exercise of the Contractor's election to terminate the Contract under
         Article 6.3 (c) hereof; or

26.4.2 Failure to discover any commercial CBM reservoir within the Contract Area by the expiration of the exploration period or the extended exploration period granted under Article 4.3 hereof; or

26.4.3 If there is only one (l) commercial CBM Field in production in the Contract Area, on termination of the production period of such CBM Field; or

26.4.4 If there are two (2) or more commercial CBM Fields and/or CBM Fields in production in the Contract Area, on termination of the production period of the CBM Field with the latest termination date; or

26.4.5 At the end of the last day of the thirtieth (30th) Contract Year from the Date of Commencement of the Implementation of the Contract unless otherwise extended pursuant to Articles 4.5, 4.6.1, or 24.4 hereof.

26.5 Before the expiration of the first phase of the exploration period as specified in Article 4.2 hereof, the Contractor shall not propose termination of the Contract unless the Contractor has fulfilled the minimum exploration work commitment for the first phase of the exploration period ahead of time.

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

26.6 If any Party to the Contract commits a material breach of the Contract, the other Party to the Contract shall have the right to demand that such breach be remedied within a reasonable period of time. If such breach is not remedied satisfactorily within such period of time, the complaining Party, arising from such breach shall have the right to terminate the Contract by giving ninety (90) days written notice to the other Party. However, no Party shall be deemed to have committed a material breach in the performance of any provision of the Contract concerning which there is any dispute between CUCBM and the Contractor, until such time as all disputes concerning such provision including any contention that a Party is in material breach, have been settled as provided in Article 25 hereof. During the time of such dispute, CUCBM and the Contractor shall continue to carry out their responsibilities pursuant to the Contract, which shall remain in full force and effect.


Article 27
The Applicable Law

27.1 The validity, interpretation and implementation of the Contract shall be governed by the laws of the People's Republic of China. Failing the relevant provisions of the laws of the People's Republic of China for the interpretation or implementation of the Contract, the principles of the applicable laws widely used in CBM resources countries acceptable to the Parties shall be applicable.

27.2 If a material change occurs to the Contractor's economic benefits after the effective date of the Contract due to the promulgation of new laws, decrees, rules and regulations or any amendment to the applicable laws, decrees, rules and regulations of the People's Republic of China, the Parties shall consult promptly and make necessary revisions and adjustments to the relevant provisions of the Contract in order to maintain the Contractor's normal economic benefits hereunder.


Article 28
Language of the Contract and Working Language

28.1 The text of the Contract, annexes and supplementary documents attached hereto shall be written in both Chinese and English, and both versions shall have equal force and effect.

28.2 The Parties agree that both Chinese and English shall be used as working languages. After the effective date of the Contract, technical documents and information concerning the CBM Operations hereunder including Work Programs and Budgets shall, in general, be written in English except for technical documents and information available previously and received from Third Parties.

      Unless otherwise agreed by CUCBM, in consultation with the Contractor, documents and information in respect of administration shall be written in both Chinese and English. Forms for production and other reports and records shall be printed with headings in both Chinese and English and may be filled out in either Chinese or English.


Article 29
Miscellaneous

29.1 Any notice or written communication provided for in this Contract by any Party to any of the other Party, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made by facsimile or telegram, and confirmed by courier service delivered letter, promptly transmitted or addressed to the other Party. The date of receipt of a notice of communication hereunder shall be deemed to be five(5) working days after dispatch of a facsimile or telegram. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing by one Party to the other Party:

            Address of China United CBM Corporation, Ltd.:

            China United Coalbed Methane Corporation, Ltd.
            A88, Anwai Ave., Beijing 100011
            P.R. China
            Tel:  86-10-6429-7887
            Fax:  86-10-6429-1881
            For the attention of:


            Address of the representative of the Contractor:

            Far East Energy Corporation
            400 N. Sam Houston Pkwy.E., Suite 320
            Houston, TX 77060 USA

            Tel.: 1-281-591-5834
            Fax:  1 -281-591-5825
            For the attention of: B. Jackson
                                  J. Gondi

29.3 Either Party to the Contract may change its address or representative by a written notice to the other Party to the Contract.

29.4 Companies comprising the Contractor have the following percentages of participating interests as of the effective date of the Contract:

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

         (I) Far East Energy Corporation. one hundred percent (100%);

         Subject to Article 29.6 herein, the rights and obligations of each company comprising the Contractor hereunder may, as between themselves, be varied by the operating agreement between such companies and the Contractor shall advise CUCBM in writing of any expected variation and, thereafter, of the actual variation. If such variation leads to the transfer of the operatorship, or the companies comprising the Contractor have made a decision to change the Operator, the Operator referred to in Article 8.1 hereof may be replaced after obtaining a written consent from CUCBM.

29.5 The Contractor shall pay CUCBM a signature fee of one hundred and fifty thousand U.S. Dollars (US $150,000) within thirty (30) days after the Date of Commencement of the Implementation of Contract, and one hundred thousand U.S. Dollars (US $100,000) shall be paid on each anniversary date for the next two years. The total number is three hundred and fifty thousand U.S. Dollars (US $350,000). And such signature fee shall, in no case, be charged to the Joint Account, nor be deemed recoverable costs.

29.6 Companies comprising the Contractor signing the Contract with CUCBM agree to undertake the obligations of the Contractor under the Contract jointly and severally.

29.7 Whenever alternative interpretations of the Contract are possible subject to Article 27.1 hereof, CUCBM and the Contractor agree that preference shall be given to interpretations that will facilitate and promote the intent of the Contract.

29.8 It is the express and agreed intention of CUCBM and the Contractor that the terms and conditions of the Contract shall be applied, and that the grant of any consents or approvals required hereunder shall be given by each Party in a manner and under conditions which are at all times reasonable and in line with international CBM industry practice.

29.9 No waiver by any Party of any one or more defaults by another Party in the performance of the Contract shall operate or be construed as a waiver of any preceding or future default or defaults by the same Party, whether of a like or of a different character. Except as expressly provided in this Contract, no Party shall be deemed to have waived, released or modified any of its rights under the Contract unless such Party has expressly stated, in writing that it does waive, release or modify such right.

29.10 Each Party represents and warrants that it has the power, capacity and authority to enter into this Contract and that this Contract is a legal, valid and binding obligation enforceable against it or its successor in accordance with its terms.

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

In witness whereof, THIS CONTRACT is signed in _______________ by the authorized representatives of the Parties hereto on the first above-mentioned date.


CHINA UNITED CBM CORPORATION, LTD     FAR EAST ENERGY CORPORATION

By:______________________________     By:_________________________


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


                            PRODUCT SHARING CONTRACT
                  FOR EXPLOITATION OF COALBED METHANE RESOURCES
                          IN ZHAOTONG, YUNNAN PROVINCE,
                         THE PEOPLE'S REPUBLIC OF CHINA


                    CHINA UNITED COALBED METHANE CORP. LTD.,
                                       AND
                           FAR EAST ENERGY CORPORATION









                                 BEIJING, CHINA

Contents


                 Preamble..............................................1
Article 1        Definitions...........................................2
Article 2        Objective of the Contract.............................7
Article 3        Contract Area.........................................7
Article 4        Contract Term.........................................8
Article 5        Relinquishment of Contract Area......................10
Article 6        Minimum Exploration Work Commitment and Expected
                 Minimum Exploration Expenditures.....................12
Article 7        Management Organization and Its Functions............13
Article 8        Operator.............................................19
Article 9        Assistance Provided by CUCBM.........................23
Article 10       Work Program and Budget..............................24
Article 11       Determination of Commerciality of CBM................26
Article 12       Financing and Cost Recovery..........................28
Article 13       CBM Production and Allocation........................30
Article 14       Quality, Quantity, Price, and Destination of CBM.....34
Article 15       Employment of Personnel, and the Procurement of Goods
                 and Services.........................................38
Article 16       Training of Chinese Personnel........................39
Article 17       Ownership of Assets and Data.........................40
Article 18       Accounting, Auditing and Personnel Costs.............42

Article 19       Taxation.............................................44
Article 20       Insurance............................................44
Article 21       Confidentiality......................................46
Article 22       Assignment...........................................48
Article 23       Environmental Protection and Safety..................49
Article 24       Force Majeure........................................49
Article 25       Consultation and Arbitration.........................50
Article 26       Effectiveness and Termination of the Contract........52
Article 27       The Applicable Law...................................53
Article 28       Language of the Contract and Working Language........53
Article 29       Miscellaneous........................................54

Annex I          Geographical Location and Coordinates of Connecting
                 Points of the Boundary Lines of the Contract Area...I-1
Annex II         Accounting Procedure...............................II-1
Annex III        Personnel Costs...................................III-1
Annex IV         Data Control.......................................IV-1

Preamble

This Contract is entered into in Beijing on this ___ day by and between China United CBM Corporation Ltd. (hereafter abbreviated as "CUCBM"), a company organized and existing under the laws of the People's Republic of China, having its headquarters domiciled in Beijing, the People's Republic of China as one part; and Far East Energy Corporation, a company organized and existing under the laws of the State of Nevada, USA, having its headquarters domiciled in Houston, Texas (hereinafter referred to as the "Foreign Contractor" or "Contractor") as the other part.

WITNESSETH

WHEREAS, all coalbed methane resources under the territory and internal waters of the People's Republic of China and within the limits of national jurisdiction of the People's Republic of China are owned by the People's Republic of China; and

WHEREAS, CUCBM shall be responsible for business matters in respect of the exploitation of coalbed methane resources in cooperation with foreign enterprises, and for negotiating, entering into and implementing contracts for the exploitation of coalbed methane resources in cooperation with foreign enterprises and to have the exclusive right to explore for, develop and produce the coalbed methane in cooperation with foreign enterprises in areas approved by the State Council for exploitation of coalbed methane resources in cooperation with foreign enterprises and the exclusive authority to enter into this Contract as authorized by the State Council of the People's Republic of China; and

WHEREAS, the Foreign Contractor desires and agrees to provide funds, and apply appropriate technology and managerial experience to cooperate with CUCBM for the exploitation of coalbed methane resources within the Contract Area and agrees to be subject to the laws, decrees, and other rules and regulations of the People's Republic of China in the implementation of the Contract.

NOW, THEREFORE, IT IS MUTUALLY AGREED as hereafter set forth:

Article 1
Definitions


The following words and terms used in the Contract shall have, unless otherwise specified herein, the following meanings:

1.1 "Coalbed Methane" or "CBM" means any gas mainly consisting of methane stored in coal seams and/or adjacent strata (including in the overlying and underlying strata) within the Contract Area.

1.2 "JMC" means the joint management committee established in accordance with Article 7 hereof.

1.3 "Coalbed Methane Discovery" or "CBM Discovery" means a potential Coalbed Methane reservoir worth further evaluation proved by exploration within the Contract Area.

1.4 "Coalbed Methane Field" or "CBM Field" means an accumulation of Coalbed Methane or otherwise within the Contract Area which has been determined to be of commercial value and for which it has been decided to proceed with development. The accumulation may be bounded by but is not limited to geologic structure, fault blocks, coal discontinuities or topographical features. Fields may also be designated as areas of similar geologic characteristics including but not limited to coal thickness, drill depths, and gas content.

1.5 "Petroleum" means Crude Oil and Natural Gas deposited in the subsurface and being extracted or already extracted, including any valuable non-hydrocarbon substances produced in association with Crude Oil and/or Natural Gas separated or extracted therefrom.

1.6 "Coalbed Methane Operations" or "CBM Operations" means the Exploration Operations, the Development Operations, the Production Operations, and other activities related to these Operations carried out under the Contract.

1.7      "Liquid Hydrocarbons" means any liquid hydrocarbons extracted from CBM.

1.8 "Exploration Operations" means operations carried out for the purpose of discovering and evaluating CBM bearing areas by means of geological, geophysical, geochemical and other methods including exploratory well drilling; all the work undertaken to determine the commerciality of areas in which CBM has been discovered including core drilling, modeling, area selection, feasibility studies, Pilot Development (including production therefrom), formulation of the Overall Development Program; and activities related to all such operations including negotiation and execution of longterm transportation and sales contracts.

1.9 "Development Operations" means operations carried out for the realization of CBM production from the date of approval of the Overall Development Program for any CBM Field, including planning, design, construction, installation, drilling, developing transportation systems, and the related research work as well as production activities, carried out before the Date of Commencement of Commercial Production.

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


1.10 "Production Operations" means operations and all activities related thereto carried out for CBM production of each CBM Field from the Date of Commencement of Commercial Production, including, but not limited to extraction, injection, stimulation, treatment, storage, transportation and lifting, etc.

1.11 "Contract Area " means a surface area demarcated with geographic coordinates for the cooperative exploitation of CBM resources, and in the Contract, means the surface area stipulated in Article 3.1 hereof.

1.12 "Exploration Area" means the surface area within the Contract Area which has not been relinquished before the expiration of the exploration period hereof and in which Development Operations and Production Operations have not begun.

1.13 "Development Area" means a portion of the Contract Area covering a CBM Field which has been designated for development. The Development Area(s) shall be proposed by the Operator, demarcated by the JMC and delineated as such in the Overall Development Program submitted for approval and approved by the Department or Unit.

1.14 "Production Area" means a surface area within any Development Area for the purpose of the performance of the Production Operations within the said Development Area. The Production Area proposed by the Operator, demarcated by JMC shall be submitted to CUCBM for approval before the Date of Commencement of Commercial Production.

1.15 "Date of Commencement of Commercial Production"for any CBM Field means the date of commencement of the production of CBM from such CBM Field proposed and announced by JMC in accordance with the provisions in
         Article 7.2.5 hereof.

1.16 "Calendar Year" means a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, beginning on the first day of January and ending on the thirty-first day of December in the same year.

1.17 "Contract Year" means a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, within the term of the Contract, beginning on the Date of Commencement of the Implementation of the Contract or any anniversary thereof.

1.18 "Production Year" means in respect of each CBM Field, a period of twelve (12) consecutive Gregorian months under the Gregorian Calendar, beginning on the Date of Commencement of Commercial Production of such CBM Field or any anniversary thereof.

1.19 "Calendar Quarter" means a period of three (3) consecutive Gregorian months under the Gregorian Calendar, beginning on the first day of January, the first day of April, the first day of July, or the first day of October.

1.20 "Exploration Well" means any well drilled within the Contract Area during the exploration period for the purpose of searching for CBM accumulations, including wells drilled for the purpose of obtaining geological and geophysical parameters, any dry hole(s) and discovery well(s).

1.21 "Pilot Development" means the installation and operation of necessary equipment within the Contract Area (including wells) aiming at evaluating, through pilot production of Coalbed Methane, the potential commercial value of the Coalbed Methane in a specific area.

1.22 "Development Well" means a well drilled after the date of approval of the Overall Development Program for CBM Field for the purpose of producing CBM, increasing production or accelerating extraction of CBM, including production wells, injection wells and dry holes.

1.23 "Work Program" means all types of plans formulated for the performance of the CBM Operations, including but not limited to plans for exploration, development, production, transportation and sales.

1.24 "Overall Development Program" means a plan prepared by the Operator for the development of a CBM Field or part of a CBM Field (phased development) which has been reviewed and adopted by JMC, confirmed by CUCBM and approved by the Department or Unit, and such plan shall include, but not be limited to, recoverable reserves, the Development Well pattern, master design, production profile, economic analysis and time schedule of the Development Operations.

1.25 "Deemed Interest" means interest accruing on the development costs calculated in accordance with the rate of interest stipulated in
         Article 12.2.3.2 hereof when the development costs incurred in each CBM Field within the Contract Area are recovered by the Parties.

1.26 "CBM Field Straddling a Boundary" means a CBM Field extending from the Contract Area to one or more other contract areas and/or areas in respect of which no CBM contracts have been signed.

1.27 "Annual Gross Production of CBM" means the total amount of CBM produced from each CBM Field within the Contract Area considered separately in each Calendar Year, less the amount of CBM used for CBM Operations in such CBM Field within the Contract Area and the amount of losses, which is saved and measured by a measuring device at the Delivery Point as specified in Article 14.3.1 hereof.

1.28 "Annual Gross Production of Liquid Hydrocarbons" means the total amount of Liquid Hydrocarbons produced from each CBM Field within the Contract

         Area considered separately in each Calendar Year, less the amount of Liquid Hydrocarbons used for CBM Operations in such CBM Field within the Contract Area and the amount of losses, which is saved and measured by a measuring device at the Delivery Point as specified in Article
         14.3.1 hereof.

1.29 "Basement" means igneous rocks, metamorphic rocks or rocks of such nature which, or formations below which, could not contain CBM deposits in accordance with the knowledge generally accepted in the international Coalbed Methane industry circle and shall also include such impenetrable rock substances as salt domes, mud domes and any other rocks which make further drilling impracticable or economically unjustifiable by the modern drilling technology normally utilized in the international Coalbed Methane industry.

1.30 "Contractor" means the Foreign Contractor specified in the Preamble hereto, including assignee(s) in accordance with Article 22 hereof.

1.31     "Parties" means CUCBM and the Contractor.

1.32     "Party" means either of the Parties.

1.33 "Operator" means the entity responsible for the performance of the CBM Operations under the Contract.

1.34 "Subcontractor" means an entity which provides the Operator with goods or services for the purpose of the Contract.

1.35 "Third Party" means any individual or entity except CUCBM, the Contractor and any of their Affiliates.

1.36 "Chinese Personnel" means any citizen of the People's Republic of China, including CUCBM's personnel and Chinese citizens employed by the Contractor and/or the Subcontractor(s), involved in Coalbed Methane Operations under the Contract.

1.37 "Expatriate Employee" means any person employed by the Contractor, Subcontractor(s), or CUCBM who is not a citizen of the People's Republic of China. Overseas Chinese who reside abroad and have the nationality of the People's Republic of China and other Chinese abroad, when they are employed by the Contractor, Subcontractor(s) or CUCBM, shall also be deemed to be Expatriate Employees within the scope of the Contract.

1.38     "Affiliate" means in respect of the Contractor:

         (a) any entity in which any company comprising Contractor directly or indirectly holds fifty percent (50%) or more of the voting rights carried by its share capital; or

         (b) any entity which directly or indirectly holds fifty percent (50%) or more of the aforesaid voting rights of any company comprising the Contractor; or

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         (c)  any other entity whose aforesaid voting rights are held by an entity mentioned in (b) above in an amount of fifty percent (50%) or more;

         "Affiliate" means, in respect of CUCBM, any subsidiary, branch, or regional corporation of CUCBM and any entity in which CUCBM directly or indirectly holds fifty percent (50%) or more of the voting rights carried by its share capital.

1.39 "Delivery Point" means a point or points agreed upon by the Parties for the delivery of CBM or Liquid Hydrocarbon located within or outside the Contract Area and specified in the Overall Development Program.

1.40 "Department or Unit" means the department or unit which is authorized by the State Council of the People's Republic of China to be responsible for administration of the Coalbed Methane industry of the People's Republic of China.

1.41 "Date of Commencement of the Implementation of the Contract" means the first day of the month following the month in which the Contractor has received notification from CUCBM in writing, together with the original certificate, of the approval of the Contract by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China.

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Article 2
Objective of the Contract


2.1 The objective of the Contract is to explore for, develop, produce and sell Coalbed Methane or Liquid Hydrocarbons that may exist in the Contract Area.

2.2 The Contractor shall apply appropriate technology and assign competent experts to perform the Coalbed Methane Operations.

2.3 During the performance of the CBM Operations, the Contractor shall, as far as practicable and appropriate, train Chinese personnel in accordance with Article 16 hereof.

2.4 The Contractor shall bear all the exploration costs required for the Exploration Operations. In the event that any CBM Field is discovered within the Contract Area, the development costs of such CBM Field shall be borne by the Parties in proportion to their participating interests: forty percent (40%) by CUCBM and sixty percent (60%) by the Contractor. In the event that CUCBM opts to participate at a level less than forty percent (40%) of the participating interests, or not to participate in the development of the CBM Field, the Contractor shall bear the remaining development costs necessary for the development of the CBM Field in accordance with Article 12.1.2 hereof.

2.5 If any CBM Field is discovered within the Contract Area, the CBM and/or Liquid Hydrocarbons produced therefrom shall be allocated in accordance with Articles 12 and 13 hereof.

2.6 Nothing contained in the Contract shall be deemed to confer any right on the Contractor other than those rights expressly granted hereunder.


Article 3
Contract Area

3.1 The Contract Area as of the date of signature of the Contract covers a total area of two hundredd (200) square kilometers, as marked out by the geographic location and the coordinates of the connecting points of the boundary lines shown on Annex I attached hereto.

         The said total area of the Contract Area shall be reduced in accordance with Articles 4, 5 and 11 hereof.

3.2 Except for the rights as expressly provided by the Contract, no right is granted in favor of the Contractor to the surface area, subsurface

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         area, lake bed, stream bed, subsoil and any bodies of water or any natural resources or aquatic resources other than CBM and Liquid Hydrocarbons, existing therein and any things under the surface within the Contract Area.

3.3 CUCBM shall obtain and/or shall use its best efforts to assist the Operator to obtain all necessary governmental licenses, permits and approvals for the Contract Area with respect to the CBM Operations.


Article 4
Contract Term


4.1 The term of the Contract shall include an exploration period, a development period and a production period.

4.2 The exploration period, beginning on the Date of Commencement of the Implementation of the Contract, shall be divided into two (2) phases and shall consist of three (3) consecutive Contract Years, unless the Contract is sooner terminated, or the exploration period is extended in accordance with Article 24 hereof and Article 4.3 herein. The two (2) phases shall be as follows:

         the first phase of one and one half (1.5) Contract Years (the first Contract Year through the sixth month of the second Contract Year) for core testing;

         the second phase of one and one half (1.5) Contract Years (the seventh month of the second Contract Year through the third Contract Year) for Pilot Development.

4.3 When time is insufficient to complete the Pilot Development work on a CBM Discovery made shortly before the expiration of the exploration period or when the time of the Pilot Development work on a CBM Discovery in accordance with the Pilot Development Work Program approved by JMC as stated in Article 11 hereof extends beyond the exploration period and/or where there is no transportation or market access or consuming facilities and/or the Parties have not completed long-term transportation and sales agreements in respect of the CBM, CBM Products or Liquid Hydrocarbons, the exploration period as described in Article 4.2 herein shall be extended. The period of extension shall be approved by CUCBM and which shall be a reasonable period of time, in accordance with international CBM practice, required to complete the above-mentioned work and for transportation and market access and consuming facilities to develop and for the Parties to negotiate longterm transportation and sales agreements in respect of the CBM and Liquid Hydrocarbons in order to enable JMC to make a decision on the commerciality of the said CBM Discovery in accordance with Article 11 hereof and submits an acceptable Overall Development Program to the Department or Unit, and until the Department or Unit makes its final decision on the Overall Development Program.

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4.4      The development period of any CBM Field within the Contract Area shall begin on the date of approval of the Overall Development Program of the said CBM Field, and end on the date of the entire completion of the Development Operations set forth in the Overall Development Program (which may continue beyond the Date of Commencement of Commercial Production), excluding the time for carrying out other additional development projects during the production period in accordance with
         Article 11.10 hereof.

4.5 The production period of any CBM Field within the Contract Area shall be a period beginning on the Date of Commencement of commercial production of the said CBM Field up to the Date of the expiration of the production period as specified in the Overall Development Program approved. However, the period shall not go beyond twenty (20) Consecutive Production Years beginning on the Date of Commencement of Commercial Production of the said CBM Field, unless otherwise provided in Article 4.6 herein and Article 24 hereof. Under such circumstances as where the construction of an CBM Field is to be conducted on a large scale, and the time span required therefore is long, or where separate production of each of the multiple CBM producing zones of an CBM Field is required, or under other special circumstances, the production period thereof shall, when it is necessary, be properly extended with the approval of the Department or Unit.

4.6      Suspension or abandonment of production of a CBM Field.

4.6.1    Suspension of production from a CBM Field within the production period

         In the event that the Parties agree to suspend temporarily production from a CBM Field, which has entered into commercial production, the Production Area covered by the CBM Field shall be retained within the Contract Area. In no event shall the period of such retention extend beyond the date of the expiration of the production period of that CBM Field, unless extended pursuant to Article 24.4 hereof. The duration of the relevant period of production suspension and the arrangement for the maintenance operations during the aforesaid period of suspension shall be proposed by the Operator, and shall be decided by JMC through discussion. With respect to the aforesaid CBM Field which has been suspended and retained within the Contract Area, in the event that production is restored during the period of such retention, the production period of that CBM Field shall be extended correspondingly. In the event that the Parties fail to reach an agreement on the restoration of production by the expiration of the production suspension period decided by JMC through discussion, the Party who wishes to restore production shall have the right to restore production solely. The other Party may later elect to participate in production by paying to the other party its participating interest share of the costs incurred in restoring such production, but shall have no rights or obligations in respect of such CBM Field for the production during such solely restored production period.

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         In any event, the obligation for abandonment and site restoration shall rest solely with the Party(s) which participate in the restored production; which shall indemnify and hold harmless any other non-participating Party from any costs, expenses or claims arising out of such obligation.

4.6.2   Abandonment of production from a CBM Field within the production period.

4.6.2.1 During the production period, either Party to the Contract may propose to abandon production from any CBM Field within the Contract Area, provided, however, that prior written notice shall be given to the other Party to the Contract. The other Party shall make a response in writing within ninety (90) days from the date on which the said notice is received. If the other Party also agrees to abandon production from the said CBM Field, then abandonment costs shall be paid by the Parties in proportion to their participating interests in such CBM Field. The Parties shall abandon such CBM Field in accordance with procedure agreed on by the Parties. From the date on which the abandonment is completed, the production period of such CBM Field shall be terminated and such CBM Field shall be excluded from the Contract Area.

4.6.2.2 If the Contractor notifies CUCBM in writing of its decision to abandon production from a CBM Field, while CUCBM decides not to abandon production from such CBM Field, then from the date on which the Contractor receives CUCBM's written response of its aforesaid decision, namely Abandonment Date, all of the Contractor's rights and obligations under the Contract in respect of the said CBM Field, including, but not limited to, any obligation with respect to abandonment and site restoration in respect of such CBM Field shall be transferred to CUCBM and terminated automatically with respect to Contractor, provided that the Contractor shall not transfer to CUCBM any of the Contractor's debts, existing liabilities and obligations in respect of the said CBM Field. In addition, the Contractor shall undertake and enjoy its respective existing obligations and rights under the Contract prior to the Abandonment Date. From the Abandonment Date, the said CBM Field shall be excluded from the Contract Area.

4.7 The term of the Contract shall not go beyond thirty (30) consecutive Contract Years from the Date of Commencement of the Implementation of the Contract, unless otherwise stipulated hereunder.


Article 5
Relinquishment of the Contract Area

5.1 The Contractor shall relinquish a portion or portions of the Contract Area in accordance with the following provisions:

5.1.1 In any of the following cases, the Contractor shall relinquish the remaining Contract Area, except for any Development Area, a possible or proposed Development Area and/or Production Area:

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         (a)  at the expiration of the last phase of the exploration period
              (including extensions) as mentioned in Article 4.2 hereof; or

         (b) at the expiration of the said exploration phase if the Contractor exercises its option under Article 6.3 (b) of the Contract; or

(c) at the expiration of the extended period, in the event that the exploration period is extended in accordance with the first paragraph of Article 4.3 or Article 24 hereof.

5.1.2 In the execution of Articles 5.1.1 herein, a Production Area and/or Development Area or an area proposed by Contractor corresponding to a CBM Discovery with a possibility of or potential for Pilot Development or awaiting Pilot Development and/or under a Pilot Development or included in an Overall Development Program awaiting approval, shall not be regarded as an area to be relinquished.

5.1.3 At the expiration of its production period of any CBM Field as specified in Article 4.5 hereof, such CBM Field within the Contract Area shall be excluded from the Contract Area.

5.2 Within ninety (90) days prior to the date of relinquishment of the Contract Area, the Contractor shall submit to CUCBM a report on its completed Exploration Operations on the areas proposed to be relinquished, including a map showing the proposed areas to be relinquished with the geographic location and the coordinates of the connecting points of the boundary lines.

5.3 In the exploration period, the Contractor shall bear the fee for CBM exploration right of the Contract Area paid in accordance with the relevant laws and regulations of the People's Republic of China. In the development period and production period, CUCBM and the Contractor shall, in proportion to their respective participating interests, bear the fee for CBM mining right of the Development Area and Production Area paid in accordance with relevant laws and regulations of the People's Republic of China. The fees for CBM exploration and mining rights shall be paid pursuant to Article 5.2.20 of Annex II hereof.


Article 6
Minimum Exploration Work Commitment
and Expected Minimum Exploration Expenditures

6.1 The Contractor shall begin to perform the Exploration Operations within six (6) months after the Date of Commencement of the Implementation of the Contract, unless otherwise agreed upon by the Parties.

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6.2      The Contractor shall fulfill the minimum exploration work commitment and expected minimum exploration expenditures for each phase of the exploration period in accordance with the following provisions:

6.2.1    During the first phase of the exploration period, the Contractor shall:

         Drill two (2) Exploration Wells.

6.2.2   During the second phase of the exploration period, the Contractor shall:

         Drill four (4) Pilot Development wells.

6.2.3 With respect to the minimum exploration work commitment for each phase of the exploration period committed by the Contractor in accordance with Articles 6.2.1 and 6.2.2 herein, when calculating whether the minimum exploration work commitment has been fulfilled, the number of Exploration Wells and Pilot Development wells shall be the basis of such calculation.

6.3 At the expiration of the first phase of the exploration period, the Contractor has options (a) or (c) and at the expiration of the second phase of the exploration period options (b) or (c) as follows:

         (a)  to enter the next phase and continue exploration; or

         (b) to conduct Development Operations and Production Operations only on any CBM Discoveries in accordance with the procedures under
              Article 11 hereof provided, however, that the minimum exploration work commitments up to the date of such expiration of the said exploration phase have been fulfilled and the areas specified in
              Article 5 hereof have been relinquished; or

         (c)  to terminate the Contract.

6.4 At the expiration of any phase of the exploration period, if the actual exploration work fulfilled by the Contractor is less than the minimum exploration work commitment set forth for the said exploration phase, and if the Contractor opts to enter the next phase and continue exploration under Article 6.3 (a) herein, the Contractor shall give reasons to CUCBM for the underfulfillment. The unfulfilled balance of the said phase shall be added to the minimum exploration work commitment for the next exploration phase.

         At any time within the exploration period, if there is any potential CBM Discovery, JMC shall, at the request of any Party to the Contract, discuss the possibility of amending the exploration work. Any Exploration Wells or Pilot Development wells added by any such amendment shall be deducted from and/or credited against the minimum exploration work commitment.

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6.5      Where the Contractor has fulfilled ahead of time the minimum exploration work commitment for any phase of the exploration period, the duration of such exploration phase stipulated in Article 4.2 hereof shall not be shortened thereby, and if the exploration work actually fulfilled by the Contractor exceeds the minimum exploration work commitment for the said exploration phase, the excess part shall be deducted from and credited against the minimum exploration work commitment for the next exploration phase.

6.6 If any addition or deduction is made under Article 6.4 or Article 6.5 herein in regard to the minimum exploration work commitment for any phase of the exploration period, the increased or reduced exploration work shall become the new minimum exploration work commitment for the Contractor to fulfill in the said phase.

6.7 At the expiration of any phase during the exploration period, if the exploration work actually fulfilled by the Contractor is less than the minimum exploration work commitment for such phase or less than the new minimum exploration work commitment as mentioned in Article 6.6 herein, and if, regardless of whether the expected minimum exploration expenditures are fulfilled or not fulfilled, the Contractor opts to terminate the Contract under Article 6.3 (c) herein, or if the said phase is the last exploration phase, the Contractor shall, within thirty (30) days from the date of the decision of its election to terminate the Contract or within thirty (30) days from the date of the expiration of the exploration period, pay CUCBM only any unfulfilled balance of the minimum exploration work commitment ( or of the new one ) in U.S. dollars after it has been converted into a cash equivalent using the method provided in Annex II-Accounting Procedure hereto. However, if the minimum exploration work commitment for the exploration period is fulfilled while its expected corresponding minimum exploration expenditures are not fulfilled, the unfulfilled part shall be deemed as a saving and shall not be paid to CUCBM.


Article 7
Management Organization and Its Functions

7.1 For the purpose of the proper performance of the CBM Field, the Parties shall establish a JMC within forty-five (45) days from the Date of Commencement of the Implementation of the Contract.

7.1.1 CUCBM and the Contractor shall each have the right to appoint an equal number of representatives (two to five) to form JMC, and each Party to the Contract shall designate one of its representatives as its chief representative. The representative of the Operator of the companies comprising the Contractor shall be the chief representative of the Contractor. Either Party may replace any of its representatives, or

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         designate another representative as its chief representative, by a written notice to the other Party, pursuant to Article 8.2 hereof. All the aforesaid representatives shall have the right to present their views on the proposals at the meetings held by JMC. When a decision is to be made on any proposal, the chief representative from each Party to the Contract shall be the spokesman on behalf of the Party to the Contract.

         The chairman of JMC shall be the chief representative designated by CUCBM, and the vice chairman shall be the chief representative designated by the Contractor. The chairman of JMC shall preside over meetings of JMC. In his absence, one representative present at the meeting from CUCBM shall be designated to act as the chairman of the meeting. In the absence of the vice chairman of JMC, one representative present at the meeting from the Contractor shall be designated to act as the vice chairman of the meeting. The Parties may, according to need, designate a reasonable number of advisers who may attend, but shall not be entitled to vote at JMC meetings.

7.1.2 A regular meeting of JMC shall be held at least once a Calendar Quarter, and other meetings, if necessary, may be held at any time at the request of any Party to the Contract, upon giving reasonable notice to the other Party of the date, time and location of the meeting and the items to be discussed.

7.2      The Parties shall empower JMC to:

7.2.1 Review and adopt the Work Programs and budgets proposed by the Operator and subsequent amendments thereto;

7.2.2 Determine the potential commerciality of each Coalbed Methane Discovery that has been made in accordance with the Operator's Pilot Development report and report its decision to CUCBM for confirmation;

7.2.3 Review and adopt the Overall Development Program and budget for each CBM Field and the amendments to the budget;

7.2.4    Approve or confirm the following items of procurement and expenditures:

         (a) approve procurement of any item within the budget with a unit price exceeding Five Hundred Thousand U.S. dollars (U.S. $500,000) and any single purchase order of total monetary value exceeding Two Million U.S. dollars (U.S. $2,000,000);

         (b) approve a lease of equipment, or an engineering subcontract or a service contract within the budget of a monetary value exceeding One Million U.S. dollars (U.S. $1,000,000); and

         (c) confirm excess expenditures pursuant to Article 10.2.1 hereof and the expenditures pursuant to Article 10.2.2 hereof;

7.2.5 Propose and announce the Date of Commencement of Commercial Production of each CBM Field within the Contract Area;

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7.2.6    Determine the type and scope of information and data provided to any
         Third Party in accordance with Article 21.5 hereof;

7.2.7 Demarcate boundaries of the Development Area and the Production Area of each CBM Field;

7.2.8    Review and approve the Joint Operating Agreement in accordance with
         Article 8.8 hereof;

7.2.9 Review and approve the insurance program proposed by the Operator and emergency procedures on safety and environmental protection;

7.2.10   Review and approve personnel training programs;

7.2.11 Review and approve minutes and/or resolutions of JMC meetings, and discuss, review, decide and approve other matters that have been proposed by either Party to the Contract or submitted by the expert groups pursuant to Article 7.4.2 hereof or by the Operator; and

7.2.12 Review and examine matters required to be submitted to relevant authorities of the Chinese Government and/or CUCBM for approval or confirmation.

7.3 Decisions of JMC shall be made unanimously through consultation. All decisions made unanimously shall be deemed as formal decisions and shall be equally binding upon the Parties. When matters upon which agreement cannot be reached arise, the Parties may convene another meeting in an attempt to find a new solution thereto based on the principle of mutual benefit.

7.3.1 During the exploration period and any extension thereof, the parties shall endeavor to reach agreement through consultation on exploration programs and annual exploration Work Programs. If the Parties fail to reach agreement through consultation within thirty (30) days of commencement of the consultation, the Contractor's proposal shall prevail, provided that such proposal is not in conflict with the relevant provisions in Articles 4, 5 and 6 hereof.

7.3.2 If it is considered by the chairman and/or the vice chairman or their nominees that a matter requires urgent handling or may be decided without convening a meeting, JMC may make decisions through telexes, facsimiles or the circulation of documents.

7.4      JMC shall establish the following subordinate bodies:

7.4.1    Secretariat

         The secretariat shall be a permanent organization consisting of two (2) secretaries. One (1) secretary shall be appointed by each of the Parties. The secretaries shall not be members of JMC, but may attend meetings of JMC as observers. The duties of the secretariat are as follows:

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         (a)  to keep minutes of meetings;

         (b)  to prepare summaries of the resolutions for JMC meetings;

         (c)  to draft and transmit notices of meetings; and

         (d) to receive and transmit proposals, reports or plans submitted by the Operator and/or proposed by any Party to the Contract, that require discussion, review or approval by JMC.

7.4.2    Expert Groups

         Advisory expert groups shall be established in accordance with the requirements of the Coalbed Methane Operations in various periods. Each expert group shall consist of an equal number of CUCBM Personnel and the Contractor's representatives, and, with the agreement of JMC, any other personnel. JMC shall discuss and decide upon their establishment or dissolution, size, tasks, location of their work and the appointment of their leaders in accordance with the requirements of their work. The expert groups which should be of a reasonable size and number shall have the following functions:

         (a) to discuss and study matters assigned to them by JMC and submitted by the Operator to JMC for its review and approval and any other matter assigned to them by JMC and to make constructive suggestions to JMC;

         (b) to have access to and observe and investigate the Coalbed Methane Operations conducted by the Operator without affecting such Operations at its office and operating sites as work requires and to submit relevant reports to JMC; and

         (c)  to attend meetings of JMC as observers at the request of JMC.

7.5 When one of the companies comprising the Contractor acts as the Operator, CUCBM shall have the right to assign professional representatives to the Operator's administrative and technical departments which are related to the CBM Operations, who may work at length together with the Operator's staff. The Operator's staff shall regularly discuss their work with the professional representatives of CUCBM.

         The professional representatives shall have access to the centers of research, design, and data processing related only to the execution of the Contract and to the operating sites to observe all the activities and study all the information with respect to the CBM Operations. Whether to provide such access to the aforesaid centers outside the People's Republic of China shall be decided by JMC through discussion. If the decision is made, the Operator shall arrange such access and the Operator shall use all reasonable endeavors to assist the professional representatives to have access to Third Parties' sites. The work of professional representatives of CUCBM shall be arranged by the manager(s) of the departments of the Operator in which professional representatives work.

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         Professional representatives of CUCBM, except for the professional representatives in charge of procurement who shall undertake their functions in accordance with Article 7.6 herein, shall not interfere in the decision making on relevant matters by departmental manager(s) of the Operator. However, such professional representatives shall have the right to make proposals and comments to departmental manager(s) of the Operator or to report directly to CUCBM's representatives in JMC.

7.5.1 On the principle of mutual cooperation and coordination, the Operator shall provide the professional representatives with necessary facilities and assistance to perform office work and to observe the operating sites.

7.5.2 The number of professional representatives, which shall be a reasonable number and consistent with accepted international CBM industry practice and sound economic practice, shall be decided by JMC through consultations.

7.6 When one of the companies comprising the Contractor acts as the Operator, in respect of the items listed in the procurement plan, the procedures and provisions hereunder shall be followed:

7.6.1 The procurement department of the Operator shall inform the professional representatives appointed by CUCBM in charge of procurement of all the items of procurement and specifications relating thereto.

7.6.2 The Operator shall be subject to Articles 15.1 and 15.3 hereof and reach agreement through consultation with the professional representatives of CUCBM in charge of procurement when preparing the procurement plan in accordance with the Work Program and budget. The professional representatives of CUCBM in charge of procurement shall work out an inventory listing the equipment and materials which can be made and provided in China and a list of manufacturers, engineering and construction companies and enterprises in China which can provide services and undertake subcontracting work.

7.6.3 Unless otherwise agreed upon by the Parties, the Operator shall, in general, make procurement by means of calling for bids and shall notify at the same time manufacturers and enterprises concerned both inside and outside China, and the work of calling for bids shall be done within the territory of China.

7.6.4 When any procurement is to be made by means of calling for bids, the manufacturers and enterprises in China applying for bidding which are included in a list delivered in advance to the Operator by the professional representatives of CUCBM in charge of procurement shall be invited. The professional representatives of CUCBM in charge of procurement shall have the right to take part in the work of calling for bids, including examination of the list of bidders to be invited, preparing and issuing bidding documents, opening bids, evaluation of bids, and shall have the right to consult with the Operator on the determination of award of contracts and to participate in negotiations for various contracts. The foregoing shall be handled in an expeditious, efficient and timely manner.

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7.6.5    With respect to the items of procurement by means other than calling for bids, the Operator and the professional representatives of CUCBM in charge of procurement shall, in accordance with the provisions specified in Article 7.6.2 herein, define those items which are to be procured in the People's Republic of China and those items which are to be procured abroad.

7.7 All salaries, costs and expenses with respect to the staff members of the Parties in the subordinate bodies of the JMC established in accordance with Article 7.4 herein, those with respect to the professional representatives referred to in Article 7.5 herein, and those with respect to the representatives of JMC referred to in Article
         7.1.1 herein while attending JMC meetings, shall be paid by the Operator and charged respectively to the exploration costs, development costs and operating costs in accordance with Annex II- Accounting Procedure hereto. During the exploration period, all salaries, costs and expenses with respect to the staff members of CUCBM in the subordinate bodies of JMC, the CUCBM professional representatives and the CUCBM representatives of JMC shall be paid by the Operator in accordance with Annex III - Personnel Costs hereto. All salaries, costs and expenses with respect to the above-mentioned personnel to be paid and charged during the development period and production period shall be determined by the Parties through consultation. It is understood no salary duplication for any individual shall be allowed. In the event any individual occupies more than one chargeable position, then the higher applicable salary shall be charged to the Joint Account for the period during which the higher position is occupied.

7.8 The specific responsibilities and working procedures within JMC shall be proposed by the Parties, and discussed and determined by JMC in accordance with the relevant provisions herein.

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Article 8
Operator


8.1 The Parties agree that Far East Energy Corporation shall act as the Operator for the CBM Operations within the Contract Area, unless otherwise stipulated in Article 8.8 herein and Article 29.4 hereof.

8.2 For the implementation of the Contract, each company comprising the Contractor shall register with the State Administration for Industry and Commerce of the People's Republic of China, or if any of such companies is already registered, such company shall amend its registration to include in the Contract in accordance with the relevant provisions of the State Administration for Industry and Commerce. CUCBM shall, at the request of the Contractor, provide assistance for this purpose.

         The person designated by Operator to be in charge of CBM Operations shall have the full right to represent the Contractor in respect of the performance of the CBM Operations. The names, positions and resumes of the staff and organization chart of the Operator shall be submitted in advance to CUCBM and the appointment of the Operator's senior staff must be subject to the consent of CUCBM and vice-versa.

8.3      The Operator shall have the following obligations:

8.3.1 To apply appropriate technology and business managerial experience of the Contractor or its Affiliates to perform the CBM Operations reasonably, economically and efficiently in accordance with sound international practice.

8.3.2 To prepare Work Programs and budgets related to the CBM Operations and to carry out the approved Work Programs and budgets.

8.3.3 To be responsible for procurement of installations, equipment, and supplies and entering into subcontracts and service contracts related to the CBM Operations, in accordance with the approved Work Programs and budgets and the applicable provisions of Articles 7.2.4, 7.6 and
         10.2 hereof.

8.3.4 To prepare in advance, in accordance with Article 16 hereof, a personnel training program and budget before the commencement of the Exploration Operations, Development Operations and Production Operations respectively, and, in accordance with the said program and budget, to be responsible for preparing an annual personnel training program and budget and carrying out the annual program and budget after approval by JMC.

8.3.5 To establish an insurance program, and to enter into and implement the insurance contracts in accordance with Article 20 hereof.

8.3.6 To issue cash-call notices to all the Parties to the Contract to raise the required funds based on the approved budgets and in accordance with
         Article 12 hereof and Annex II - Accounting Procedure hereto.

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8.3.7    To maintain complete and accurate accounting records of all the costs and expenditures of the CBM Operations in accordance with the provisions of Annex II - Accounting Procedure hereto and to keep the accounting books secure and in good order.

8.3.8 To make necessary preparation for regular meetings of JMC, and to submit in advance to JMC necessary information related to the matters to be reviewed and approved by JMC.

8.3.9 To inform directly or indirectly all the Subcontractors which render services for the CBM Operations in China and all the Expatriate Employees of the Operator and of Subcontractors who are engaged in the CBM Operations in China that they shall be subject to the laws, decrees, and other rules and regulations of the People's Republic of China.

8.3.10   To report its work to JMC as provided in Article 7.2 hereof.

8.4 In the course of the performance of the CBM Operations, any direct losses, arising strictly out of the gross negligence or willful misconduct of the Operator, (excluding, for so long as the Contractor solely forms the Operator, personnel specified in Article 1.2 of Annex III-Personnel Costs, hereto) shall be solely borne by the Operator. Losses arising from any cause other than strictly out of the gross negligence or willful misconduct of the Operator shall be borne by the Parties in accordance with their respective participating interests. The Operator shall make its best efforts in accordance with international CBM industry practice to include provisions similar to this Article 8.4 herein in related subcontracts and service contracts.

8.5 In the course of the performance of the CBM Operations, the Operator shall handle the information, samples or reports in accordance with the following provisions:

8.5.1 The Operator shall provide CUCBM with various information, samples and data in accordance with relevant regulations and Annex IV - Data Control hereto. The ownership of all the information, samples and data shall vest in CUCBM; and the Operator shall have the right to use and handle such information, samples and data in accordance with Annex IV - Data Control hereto. The information and data shall be reported to CUCBM at the same time that the Operator reports them to its parent corporation. Upon receipt by the Operator of any report from its parent corporation concerning such information and data, a copy of such report shall be furnished to CUCBM as soon as practicable.

8.5.2 The Operator shall furnish CUCBM in a timely manner with reports on safety, environmental protection and accidents related to the CBM Operations and with financial reports prepared in accordance with the provisions of Annex II - Accounting Procedure hereto.

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8.5.3    The Operator shall provide the non-operator(s) of the Contractor with copies of the relevant data and reports reasonably required by non-operator(s) and referred to in Articles 8.5.1 and 8.5.2 herein.

8.5.4 The Operator shall, at the request of any Party to the Contract, furnish that Party to the Contract with the following:

8.5.4.1 Procurement plans for purchasing equipment and materials, inquiries, offers, orders and service contracts;

8.5.4.2 Technical manuals, technical specifications, design criteria, design documents (including design drawings), construction records and information, consumption statistics, equipment inventory, and spare parts inventory;

8.5.4.3  Technical investigation and cost analysis reports; and

8.5.4.4 Other information relating to the CBM Operations in the Contract Area already acquired by the Operator in the performance of the Contract.

8.6 In the course of performing the CBM Operations, the Operator shall abide by the laws, decrees, standards and other rules and regulations with respect to environmental protection and safety of the People's Republic of China and shall endeavor in accordance with the international CBM industry practice to:

8.6.1 Minimize the damage and destruction caused by the CBM Operations to community and ecological environment;

8.6.2 Control blowouts promptly and prevent or avoid waste or loss of CBM discovered in or produced from the Contract Area;

8.6.3 Prevent land, forests, vegetation, crops, buildings and other installations from being damaged and destroyed; and

8.6.4    Minimize the danger to personnel safety and health.

8.7      Project Management Team

         In any CBM Field within the Contract Area where CUCBM has a participating interest in the development of the said Field, a project management team (hereafter referred to as "PMT") shall be established for the development of such CBM Field in the organization of the Operator within thirty (30) days from the date of approval of the Overall Development Program for the said Field.

         PMT shall comprise those personnel designated by the Parties and the number of CUCBM's personnel shall be no less than one third (1/3) of the total number of personnel within PMT. The Contractor shall designate a person acting as the manager of PMT, and CUCBM shall designate a person acting as the deputy manager of PMT.

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         PMT shall be located at the Operator's office within the Chinese territory. The working location(s) of the members of PMT shall be decided according to the need of the work.

         The specific organization, staffing and working system of PMT and responsibilities and competence of various positions including those of CUCBM's personnel assigned to PMT shall be determined by the Parties through consultation prior to the approval of the Overall Development Program for the said CBM Field. The PMT shall exist for the period of the development of said CBM Field.

8.8     Conduct of CBM Operations.

8.8.1 Not later than one year prior to the forecasted date of the full recovery of development costs and Deemed Interest thereon, ("Cost Recovery Date"), in accordance with the Overall Development Program for the first CBM Field within the Contract Area forecasted to recover said costs, the Parties shall commence good faith negotiations of a Joint Operating Agreement and Organization on the basis of the terms and conditions of this Contract.

8.8.2 It is the intent of the Contractor and CUCBM that effective no later than said Cost Recovery Date, all CBM Operations within the Contract Area will be conducted by the Contractor and CUCBM as Operator pursuant to such Joint Operating Agreement.

8.9 The expenses incurred in the transfer and takeover of the CBM Operations to CUCBM and Contractor as Operator shall be approved as a budget item and charged to the operating costs in accordance with Annex II- Accounting Procedure.

8.10 With a view to efficiently conducting Work Programs approved by the JMC, the Operator shall have the right to use or occupy/and, including to obtain rights of way, inside or outside the Contract Area, subject to promulgated Chinese laws and regulations.

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


Article 9
Assistance Provided by CUCBM


9.1 To enable the Contractor to carry out expeditiously and efficiently the CBM Operations, CUCBM shall have the obligation to assist the Contractor at its request to:

9.1.1 Obtain the approvals or permits needed to open accounts with reputable banks in the PRC;

9.1.2    Go through the formalities of exchanging foreign currencies;

9.1.3 Obtain office space, office supplies, transportation and communication facilities and make arrangements for accommodations as required, at reasonable rates;

9.1.4    Go through the formalities of Customs;

9.1.5 Obtain entry and exit visas and residence permits for Expatriate Employees who will come to China for the performance of the Contract and for their dependents, who will visit them or reside in China and provide assistance for their transportation and moving as well as medical services and travel in China;

9.1.6 Obtain necessary permission to send abroad, if necessary, documents, data and samples for analysis or processing during the performance of the CBM Operations; and

9.1.7 Maintain liaison with central and local governments, and contact and coordinate with departments engaged in fishing, aquatic plants, stock raising, agriculture, meteorology, ocean shipping, civil aviation, railway, transportation, electric power communication and services for supply bases, for relevant matters and otherwise assist the Contractor in obtaining on a timely basis approvals necessary for the conduct of the CBM Operations under the Contract;

9.1.8 Lease or use warehouses, yards, terminal facilities, barges, aircrafts, pipelines and land, etc. in the implementation of the CBM Operations; and

9.1.9 Facilitate the Contractor and Subcontractors' registration in China such as registration with the State Administration for Industry and Commerce, tax registration, registration with the Customs, etc.

9.2 In accordance with Article 15 hereof, CUCBM shall, at the request of the Contractor, assist the Contractor with the recruitment of Chinese Personnel.

9.3 CUCBM shall, at the request of the Contractor, provide the Contractor with data and samples, if any, from the Contract Area within CUCBM's and/or its Affiliates Control, at reasonable rates in accordance with

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         any relevant rules and regulations and CUCBM shall also assist the
         Contractor to arrange the purchase of any other data including but not limited to environmental, hydrological, topographical and meteorological data at reasonable rates.

9.4 CUCBM shall, at the request of the Contractor, also assist the Contractor with matters other than those under Articles 9.1, 9.2 and
         9.3 herein, including, but not limited to, the acquisition, at reasonable costs where applicable, of any rights of way necessary for transportation infrastructure, and the facilitation or bringing about of the granting of all approvals, permits and licenses related to the CBM Operations, including the relevant land use rights.

9.5 All expenses incurred in the assistance provided by CUCBM in accordance with this Article 9 shall be paid by the Contractor and shall be handled in accordance with the provisions of Annex II-Accounting Procedure hereto.


Article 10
Work Program and Budget


10.1 After the Date of Commencement of the Implementation of the Contract, the Operator shall propose and submit to JMC the annual Work Program and budget for the remainder of the same Calendar Year at the first regular meeting of JMC. Before the fifteenth (15th) of September of each Calendar Year, the Operator shall complete and submit to JMC for its review an annual Work Program and budget for the next Calendar Year except as otherwise agreed by CUCBM. JMC shall either adopt the annual Work Program and budget as submitted or make such modifications agreed by the Parties. The adopted annual Work Program and budget shall be submitted to CUCBM for review and approval within one (l) month as of the date on which they are submitted to JMC. Within fifteen (15) days following the receipt of the annual Work Program and budget, CUCBM shall notify JMC in writing of its approval or disapproval or any modifications thereto with its detailed reasons. If CUCBM requests any modifications to the aforesaid annual Work Program and budget, the Parties shall promptly hold meetings to make modifications and any modifications agreed upon by the Parties shall be effected immediately. In case CUCBM fails to notify JMC in writing of its approval or disapproval or any modification within fifteen (15) days, the annual Work Program and budget adopted by JMC shall be deemed to have been approved by CUCBM. The Operator shall make its best efforts to perform the CBM Operations in accordance with the approved annual Work Program and budget. For reviewing Work Program and budget by JMC, the Operator shall provide to JMC the supporting data when requested. During the exploration period, the budgets so approved by CUCBM shall be sufficient to allow the Operator to fulfill the Work Programs including those Work Programs under Article 7.3.1 hereof and the obligations under the Contract.

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10.2     The Operator may, in accordance with the following provisions, incur excess expenditures or expenditures outside the budget in carrying out the Work Program and budget, provided that the objectives of the approved Work Program and budget are not changed.

10.2.1 In carrying out an approved budget for a single item, such as the drilling of a well, the Operator may, if necessary, incur excess expenditures of no more than ten percent (10%) of the budgeted amount. The Operator shall report the aggregate amount of all such excess expenditures to JMC for confirmation on a Calendar Quarter basis.

10.2.2 For the efficient performance of the CBM Operations, the Operator may, without approval, undertake certain individual projects which are not included in the Work Program and budget, for a maximum expenditure of One Hundred Thousand U.S. Dollars (U.S.$100,000), but the Operator shall, within ten (10) days after such expenditures are incurred, report to JMC for confirmation. In case of emergency, the Operator may incur emergency expenditures for the amount actually needed but shall report such expenditures to JMC as soon as they are made. However, the said emergency expenditures shall not be subject to Articles 10.2.3 and
         10.2.4 herein.

10.2.3   In the event that the aggregate of excess expenditures under Article
         10.2.1 herein and expenditures under Article 10.2.2 herein incurred in a Calendar Year cause the total expenditures of that Calendar Year to exceed the approved annual budget, such excess shall not exceed five percent (5%) of the approved annual budget for that Calendar Year. If the aforesaid excess is expected to be in excess of five percent (5%) of the annual budget, the Operator shall present its reasons therefore to JMC and obtain its approval prior to incurring such expenditures.

10.2.4 When JMC confirms the excess expenditures mentioned in Articles 10.2.1 herein, and the expenditures mentioned in Article 10.2.2 herein:

         (a) if expenditures or excess expenditures are determined to be reasonable, the Operator may incur such expenditures or excess expenditures again during the same Calendar Year, subject to
              Article 10.2 herein; or

         (b) if expenditures or excess expenditures are determined to be unreasonable, the Operator shall not incur such expenditures or excess expenditures again during the same Calendar Year and such unreasonable expenditures or excess expenditures shall be dealt with in accordance with Article 5.4 of Annex II-Accounting Procedure hereto. However, with respect to the joint operation conducted by the Contractor and CUCBM specified in Article 8.8 hereof, this provision shall not be applicable.

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Article 11
Determination of Commerciality of CBM

11.1 If any CBM Discovery is made within the Contract Area, the Operator shall promptly report such discovery to JMC. If JMC or the Contractor makes a decision that a CBM Discovery is worthy of a Pilot Development, the Operator shall submit to JMC a Pilot Development Work Program which shall include disposal of any CBM and/or Liquid Hydrocarbons whether by sale, flaring or otherwise and timetable for such CBM Discovery as soon as possible. Such Pilot Development Work Program shall be worked out no later than ninety (90) days from the date of the aforesaid decision made by JMC or the Contractor. The Pilot Development Work Program shall, in so far as is practicable, be based on conducting the Pilot Development work continuously, with a view to commencing operations within one hundred and eighty (180) days from the date of the aforesaid decision made by JMC or the Contractor.

11.2 After the approval by JMC of the Pilot Development Work Program referred to in Article 11.1 herein, the Operator shall carry out the operations as soon as possible without unreasonable delay in accordance with the timetable set forth in the approved Pilot Development Work Program.

11.3 Unless otherwise specified in the Pilot Development Work Program, within one hundred and eighty (180) days after the completion of the Pilot Development, the Operator shall submit to JMC a detailed Pilot Development report on the evaluation of the potential commerciality of the CBM Discovery for review and discussion. Under special circumstances, the above-mentioned period may be reasonably extended upon agreement of the Parties.

         The Pilot Development report shall include the evaluation on geology, development, engineering and economics, the Maximum Efficient Rate
         (MER) and the estimated duration of the production period determined in accordance with the international CBM industry practice.

11.4 If JMC decides unanimously that a CBM Discovery is non-commercial, at the request of the Contractor, the corresponding area covered by the CBM Discovery may be retained in the Contract Area during the exploration period. But if, at the expiration of the exploration period, JMC unanimously still considers the said CBM Discovery to be non-commercial, the area covered by the CBM Discovery shall be excluded from the Contract Area. The preceding shall not apply to a CBM Field which in the opinion of either Party has potential commercial value but which has not been developed due to a lack of market, a shortage of consuming facilities or lack of transportation facilities and/or inability to negotiate longterm transportation and/or sales agreements.

         Prior to the expiration of the exploration period, if any Party considers that a CBM Discovery which has been determined to be non-commercial needs to be reappraised because of some favorable factors, the Operator shall work out a new evaluation report on that CBM Discovery and submit it to JMC for review and approval.

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11.5     If the Contractor, prior to the expiration of the exploration period, advises JMC in writing that any CBM Discovery is non-commercial, the Contractor shall be deemed to have waived its rights of participating in the development of that CBM Field, then, CUCBM shall have the right to solely develop such potential CBM Field.

11.6 Where the Parties consider a CBM Discovery to be potentially commercial, as the Operator, the Contractor shall work out the Overall Development Program for that CBM Field. the Parties shall negotiate to reach an agreement on the development of the said CBM Field in a manner that shall not interfere unreasonably with the expansion of coal mining operations in the relevant coal field. The Overall Development Program and the agreement concerning the development shall be a supplementary document and an integral part hereof after they are approved by the Ministry of Foreign Trade and Economic Cooperation (MOFTEC) of the People's Republic of China and the Department and Unit.

11.7 Longterm CBM and Liquid Hydrocarbons transportation and sales agreements shall be concluded prior to the determination of commerciality.

11.8 In the event of a CBM Field Straddling a Boundary or of a potentially commercial CBM Discovery straddling a boundary of the Contract Area, CUCBM shall organize the Contractor and the neighboring party(ies) involved, which may include CUCBM and/or it's Affiliates, to work out a unitized or new Overall Development Program for such Field or Pilot Development work program for such CBM Discovery. If such area is controlled solely by CUCBM and/or its Affiliates, then the Contract Area shall be extended to cover the CBM Field with the approval of Department or Unit.

11.9 If a CBM Discovery without commercial value within the Contract Area and a CBM Discovery outside the Contract Area can be most economically developed as a commercial CBM Field by common facilities jointly constructed; or if CBM Discovery without commercial value within the Contract Area, can be economically developed as a commercial CBM Field by linking it up with existing facilities located outside the Contract Area, CUCBM shall organize the Contractor and the neighboring party(ies) involved, which may include CUCBM and/or its Affiliates, to work out an equitable agreement for construction or utilization and sharing the costs relative to said facilities.

11.10 In Article 11 those procedures which reference the Overall Development Program, shall be applied, by analogy in the following circumstances: additional development projects referring to the Overall Development Program designed either to improve the producing capability of the reservoir or to substantially increase the recoverable reserves therefrom through additional investments. Any extension of the production period of the CBM Field due to such additional development projects shall be subject to the related provision of Article 4.5 hereof.

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11.11    Notwithstanding the Date of Commencement of Commercial Production or
         anything else to the contrary herein, the allocation of the production from a Pilot Development shall be governed by the principles set forth in Articles 12 and 13 hereof.


Article 12
Financing and Cost Recovery


12.1 Funds required for the CBM Operations shall be raised by the Operator in accordance with Work Programs and budgets determined pursuant to the relevant provisions of the Contract, the provisions described in Annex II - Accounting Procedure hereto, and the provisions described here below.

12.1.1 Solely the Contractor shall provide all the exploration costs required for Exploration Operations. For purpose of the Contract, all costs incurred during the extended period described in Article 4.3 hereof shall be deemed exploration costs and shall be provided solely by the Contractor.

12.1.2 The development costs required for Development Operations in each CBM Field within the Contract Area shall be provided by CUCBM and the Contractor in proportion to their respective participating interests: forty percent (40%) by CUCBM and sixty percent (60%) by the Contractor, unless CUCBM applies the provisions of the second paragraph of this
         Article 12.1.2 herein.

         In the event that CUCBM, at its option, decides not to participate in the development of a CBM Field or decides to participate in the development of such CBM Field to an extent of less than forty percent (40%) of the participating interest, CUCBM shall notify the Contractor in writing of its decision of non-participation or a specific lesser percentage of the participating interests before the Operator submits the Pilot Development report to JMC for its review pursuant to Article
         11.43 hereof. In such case, if CUCBM does not participate in the development of such CBM Field, the development costs therein shall be borne solely by the Contractor, or in case CUCBM participates in the development of such CBM Field to an extent of less than forty percent (40%) of the participating interests, such development costs shall be borne by the Parties in proportion to their actual respective participating interests.

12.1.3 The operating costs incurred for the performance of the Production Operations of each CBM Field before the Date of Commencement of Commercial Production shall be considered as development costs. The operating costs so incurred after the Date of Commencement of Commercial Production shall be paid respectively by CUCBM and the Contractor in proportion to their participating interests of the said CBM Field.

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12.1.4   The Parties, on each others request, shall cooperate and assist each other to facilitate the financing of CBM Operations on the best terms and conditions available. For the purpose of implementation of the Contract, CUCBM agrees that the Contractor may, when financing, use the entitlement of its share of production under the Contract as a security for loans, provided that the Contractor shall advise CUCBM in advance and the loan application therefore shall be examined by CUCBM, and provided further that the rights and interests of CUCBM under the Contract shall not be impaired thereby.

12.2 All the costs incurred in the performance of CBM Operations shall be recovered in accordance with Annex II - Accounting Procedure hereto and the provisions described as follows:

12.2.1 The operating costs for any given Calendar Year actually incurred by CUCBM and the Contractor in respect of each CBM Field pursuant to
         Article 12.1.3 herein, shall be recovered in kind by the Parties out of the CBM and Liquid Hydrocarbons produced from the said CBM Field during that Calendar Year in accordance with Annex II - Accounting Procedure hereto, after the operating costs have been converted into a quantity of CBM and Liquid Hydrocarbons on the basis of the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof. Unrecovered operating costs shall be carried forward to the succeeding (subsequent) Calendar Year(s).

12.2.2 The exploration costs incurred by the Contractor shall be recovered as follows:

         After the Date of Commencement of Commercial Production of a CBM Field within the Contract Area, the exploration costs incurred by the Contractor in respect of the Contract Area shall be recovered in kind out of the CBM and Liquid Hydrocarbons produced from any CBM Field within the Contract Area in accordance with Article 13.2.2.2 hereof, after the exploration costs have been converted into a quantity of CBM and Liquid Hydrocarbons based on the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof. The exploration costs shall be recovered without any interest.

         If no CBM Field is discovered within the Contract Area, the exploration costs incurred by the Contractor shall be deemed as its loss. Under no circumstances shall CUCBM reimburse the Contractor for such loss.

12.2.3 The development costs in respect of each CBM Field incurred by CUCBM and the Contractor and Deemed Interest thereon shall be recovered as follows:

12.2.3.1 After the Date of Commencement of Commercial Production of any CBM Field within the Contract Area, the development costs in respect of such CBM Field incurred by CUCBM and the Contractor and Deemed Interest thereon calculated in accordance with Article 12.2.3.2 herein shall be recovered in kind out of the CBM and Liquid Hydrocarbons produced from

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         such CBM Field in accordance with Article 13.2.2.2 hereof, after the development costs and Deemed Interest thereon have been converted into a quantity of CBM and Liquid Hydrocarbons based on the CBM price and Liquid Hydrocarbons price determined in accordance with Article 14 hereof.

12.2.3.2 Deemed Interest on the development costs incurred by CUCBM and the Contractor for each CBM Field within the Contract Area shall be calculated at a fixed annual compound rate of nine percent (9%) from the first day of the month following the month in which such development costs expended by each Party to the Contract are actually received in the bank account of the Joint Account opened by the Operator. The detailed method of such calculation shall be as provided in Annex II - Accounting Procedure hereto.

12.2.4 Any CBM and Liquid Hydrocarbons extracted and delivered from a CBM Field before the Date of Commencement of Commercial Production shall be allocated in accordance with Article 12 and Article 13 hereof.


Article 13
CBM Production and Allocation


13.1 The Operator shall, in accordance with the production profile, adjusted as the case may be, set forth in the approved Overall Development Program for each CBM Field, work out a CBM production plan for each CBM Field in each Calendar Year and carry out CBM production pursuant to such plan.

13.2 The Annual Gross Production of CBM and Liquid Hydrocarbons of each CBM Field within the Contract Area in each Calendar Year during the production period shall be allocated in accordance with the following sequence and proportions:

13.2.1 The percentages of the Annual Gross Production of CBM and Liquid Hydrocarbons specified in paragraphs (a) and (b) hereunder shall be used for payments of the Value Added Tax and of Royalty respectively and shall be paid in kind to the relevant authorities of the Chinese Government through CUCBM.

         (a) Value Added Tax shall be paid in accordance with relevant regulations of the People's Republic of China; and

         (b) Royalty shall be paid in accordance with relevant regulations of the People's Republic of China.

13.2.2 Seventy percent (70%) of the Annual Gross Production of CBM and Liquid Hydrocarbons shall be deemed as the "cost recovery CBM and Liquid Hydrocarbons" and shall be used for payments or for cost recovery in the following sequence:

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13.2.2.1 Payment in kind for the operating costs actually incurred but not yet recovered by the Parties pursuant to Article 12.2.1 hereof based on the price of the said "cost recovery CBM and Liquid Hydrocarbons" determined in accordance with Article 14 hereof.

13.2.2.2 The remainder of the "cost recovery CBM and Liquid Hydrocarbons" shall, after payment for operating costs in accordance with Article 13.2.2.1 herein, be deemed as "investment recovery CBM and Liquid Hydrocarbons". Such "investment recovery CBM and Liquid Hydrocarbons" shall be used for the recovery of the exploration costs in respect of the Contract Area which were incurred and not yet recovered by the Contractor, and shall be used for the recovery of the development costs in respect of the CBM Field itself which were incurred and not yet recovered by CUCBM and the Contractor in accordance with Articles 12.2.2 and 12.2.3 hereof, and Deemed Interest thereon. The method of recovery and the recovery sequence are as follows:

         (a) Beginning in the Calendar Year during which the production of any CBM Field within the Contract Area commences, the "investment recovery CBM and Liquid Hydrocarbons" referred to in Article
              13.2.2.2 herein, based on the price which has been determined in accordance with Article 14 hereof, shall be paid in kind first to the companies comprising the Contractor for the recovery of the exploration costs which were incurred in respect of, and have not yet been recovered from, the Contract Area.

              The unrecovered exploration costs shall be carried forward to and recovered from the "investment recovery CBM and Liquid Hydrocarbons" in succeeding Calendar Years until fully recovered by the Contractor.

         (b) Beginning in the Calendar Year during which the exploration costs incurred by the Contractor in respect of the Contract Area have been fully recovered, the remainder of the "investment recovery CBM and Liquid Hydrocarbons" of a CBM Field shall be used for the simultaneous recovery of the development costs incurred and not yet recovered respectively by CUCBM and the Contractor and Deemed Interest thereon in respect of such CBM Field in proportion to their respective participating interests therein based on the price of such remainder of the "investment recovery CBM and Liquid Hydrocarbons" determined in accordance with Article 14 hereof. The unrecovered development costs and Deemed Interest thereon shall be carried forward to and recovered from the "investment recovery CBM and Liquid Hydrocarbons" in succeeding Calendar Years until fully recovered.

         (c) During the production period of a CBM Field, costs for an additional development project incurred pursuant to Article 11.9 hereof and Deemed Interest thereon shall be recovered together with the unrecovered development costs and Deemed Interest thereon. If the development costs and Deemed Interest thereon have been fully recovered, then costs for the said additional

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              development project and Deemed Interest thereon shall be recovered from the "investment recovery CBM and Liquid Hydrocarbons" of such CBM Field referred to in Article 13.2.2.2 herein in accordance with the provisions specified in Article 13.2 herein. The unrecovered costs for the additional development project and Deemed Interest thereon shall be carried forward to and recovered in succeeding Calendar Years until fully recovered.

         (d) After the recovery of a CBM Field's development costs and Deemed Interest thereon and/or costs for the additional development project and Deemed Interest thereon from the said CBM Field by the Parties, the remainder of the "investment recovery CBM and Liquid Hydrocarbons" shall automatically be regarded as part of the "remainder CBM and Liquid Hydrocarbons" referred to in Article
              13.2.3 herein. By the date of expiration of the production period of a CBM Field pursuant to Article 4.5 hereof, if any development costs and Deemed Interest thereon and/or costs for the additional development project incurred in respect of such CBM Field and Deemed Interest thereon have not yet been fully recovered, then such unrecovered costs and Deemed Interest thereon shall be regarded as a loss, and the Parties shall bear the loss in proportion to their respective participating interests.

13.2.3 The remainder of the Annual Gross Production of CBM and Liquid Hydrocarbons after the allocation referred to in Articles 13.2.1 and
         13.2.2 herein shall be deemed as "remainder CBM and Liquid Hydrocarbons". Such "remainder CBM and Liquid Hydrocarbons" shall be divided into "share CBM and Liquid Hydrocarbons" of the Chinese side and "allocable remainder CBM and Liquid Hydrocarbons". The "allocable remainder CBM and Liquid Hydrocarbons" of each CBM Field in each Calendar Year shall be equal to the "remainder CBM and Liquid Hydrocarbons" of that Calendar Year multiplied by the factor (X) for each CBM Field within the Contract Area in that Calendar Year. The factor (X) of each CBM Field in each Calendar Year shall be determined in accordance with the following successive incremental tiers on the basis of the Annual Gross Production of CBM and Liquid Hydrocarbons from such CBM Field during that Calendar Year.

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      ----------------------------------------------------------------
            Annual Gross Production       Factors (X) in Percentage
                      of                      Applicable to Each
          CBM and Liquid Hydrocarbons         Production Tier of
              From Each CBM Field           Each CBM Field Within
             (Million Cubic Meters)           the Contract Area
      ----------------------------------------------------------------
            equal to or less than 500    Xl =  100 percent (100%)
            over   500  to    800        X2 =  99 percent (99%)
            over   800  to  1,200        X3 =  98 percent (98%)
            over 1,200  to  1,800        X4 =  96 percent (96%)
            over 1,800  to  2,500        X5 =  93 percent (93%)
            over 2,500  to  5,000        X6 =  89 percent (89%)
            over 5,000                   X7 =  85 percent (85%)
      ----------------------------------------------------------------

         In the above table, it is assumed that each cubic meter of CBM has a heating value of thirty-six thousand and nine hundred sixty (36,960) BTU approximately. On this basis, a metric ton of Liquid Hydrocarbons in general will have a heating value of forty- three (43) million BTU, or equivalent to 1,164 cubic meters of CBM. 1.0 kilocalorie is equal to
         3.97 BTU. Adjustments will be made if actual heating value exceeds or is less than the above by ten percent (10%) or more.

         An example of application in calculating the factor (X):

         Assuming that there are two producing commercial CBM Fields A and B within the Contract Area and the Annual Gross Production of CBM and Liquid Hydrocarbons from CBM Field A in a Calendar Year is three thousand and sixty four (3,064) million cubic meters, and that from CBM Field B is four thousand five hundred and ninety (4,590) million cubic meters, the factor (X) of CBM Field A in that Calendar Year shall be:

        500X1 + 300X2 +400X3 + 600X4 + 700x5 + 564X6
X = -------------------------------------------------------------X 100%
                           3,064


         and the factor (X) of CBM Field B in that Calendar Year shall be:


        500X1 + 300X2 + 400X3 + 600X4 + 700X5 + 2090X6
X = -------------------------------------------------------------X 100%
                           4,590

13.2.4 The "allocable remainder CBM and Liquid Hydrocarbons" of each CBM Field in each Calendar Year referred to in Article 13.2.3 herein shall be shared by the Parties in proportion to their respective participating interests in the development costs, forty percent (40%) for CUCBM and sixty percent (60%) for the Contractor. In the event that CUCBM does

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         not participate in the development of an CBM Field within the Contract
         Area, the Contractor shall obtain one hundred percent (100%) of the "allocable remainder CBM and Liquid Hydrocarbons" of that CBM Field.
         In the event that CUCBM participates to an extent less than forty percent (40%) in the development of an CBM Field within the Contract Area, the "allocable remainder CBM and Liquid Hydrocarbons" of such CBM Field in that Calendar Year shall be shared by the Parties in proportion to their actual respective participating interests in such CBM Field.

13.3 Pursuant to the method of allocation specified in this Article, the Contractor may obtain an aggregate amount of CBM and Liquid Hydrocarbons consisting of the following three categories and shall be subject to Article 1.7 of Annex II.

13.3.1 The total amount of CBM and Liquid Hydrocarbons as converted from the actual operating costs paid by the Contractor in all CBM Fields in proportion to its participating interests in the development costs stipulated in Article 13.2.2.1 hereof when recovering such costs;

13.3.2 The total amount of the "investment recovery CBM and Liquid Hydrocarbons" from all CBM Fields due to the Contractor provided for in
         Article 13.2.2.2 herein; and

13.3.3 The total amount of the "allocable remainder CBM and Liquid Hydrocarbons" of all CBM Fields due to the Contractor in accordance with Article 13.2.4 herein.


Article 14
Quality, Quantity, Price, and Destination of CBM

14.1 In accordance with Article 13.3 hereof, the Contractor may obtain the aggregate amount of three (3) categories of the Coalbed Methane and Liquid Hydrocarbons referred to in Articles 13.3.1, 13.3.2 and 13.3.3 hereof.

14.2     Quality of the CBM and Liquid Hydrocarbons.

14.2.1 The quality analysis of CBM and Liquid Hydrocarbons produced from each CBM Field within the Contract Area shall be undertaken at the Delivery Point. Such analysis shall be carried out on a sample taken by the General Administration of Quality Supervision and Quarantine (hereafter referred to as the "Bureau") or any representative agency authorized by the Bureau pursuant to standards issued by the State Bureau of Standardization of the People's Republic of China or by the Department or Unit. Such procedure shall be implemented in such a manner so as to avoid any unreasonable delay in the production of such CBM and/or Liquid Hydrocarbons.

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14.3     Quantity of the Coalbed Methane and Liquid Hydrocarbons.

14.3.1 The quantity measurement of the CBM and/or Liquid Hydrocarbons produced from each CBM Field within the Contract Area, when being lifted, shall be made at a Delivery Point and with measuring devices both to be agreed upon by the Parties. A relevant measuring organization of the Chinese Government or a representative agency authorized thereby shall, at appropriate regular intervals, calibrate all the measuring devices, conduct special testing and issue certificates of qualification with respect thereto or confirm their qualification before the measuring devices are put into use. The quality and quantity of the CBM and/or Liquid Hydrocarbons delivered shall be authenticated in accordance with the commodity quality certificate and weight certificate issued by the Bureau and such quality and quantity shall be the basis for the accounting settlement.

14.3.2 If any Party to the Contract believes that the CBM or Liquid Hydrocarbons measuring devices, sampling or analysis are inaccurate, or has any objection to the results specified in the above mentioned certificates, on-site investigations, technical exchanges and discussions may be conducted by the Parties to resolve the issue in a manner satisfactory to the Parties.

14.4     Determination of the Coalbed Methane and/or Liquid Hydrocarbons Price.

14.4.1 The price of various grades of the CBM and Liquid Hydrocarbons shall be expressed as a FOB price at the Delivery Point. Determination of the CBM and Liquid Hydrocarbons price shall be based on the actual free market price received by the Parties; and

         a) shall be determined each Calendar Quarter by CUCBM and each Party comprising Foreign Contractor individually; and

         b) shall be the volumetrically weighted average of the following components:

              1.  In arm's length transactions, the actual price received.

              2. For other than arm's length transactions, the fair market price taking into account the prevailing market conditions.

         The aforesaid price in arm's length transactions in this Article refers to a free market price at which a seller sells its CBM and/or Liquid Hydrocarbons to a buyer who is independent of the seller, but not including prices used for government to government transactions or other fixed or controlled prices which do not reflect the free market price, exchange or barter transactions.

         The price of the CBM and Liquid Hydrocarbons produced from the Contract Area shall be determined based on general pricing principles prevailing

                                       100
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         internationally taking into consideration such factors as the markets, quality and quantity of the CBM and Liquid Hydrocarbons and the prices of alternate energy resources agreed upon by the Parties with the objective of the Parties being to obtain the best price possible.

         The transportation costs to be used to determine the FOB price at the Delivery Point shall be agreed to during the negotiation of the longterm sales and purchase agreements and prior to the determination of commerciality and prior to the preparation and approval by the Parties of an Overall Development Program. Such transportation costs shall be determined in accordance with international Petroleum and CBM industry practice.

14.4.2 Where the CBM and/or Liquid Hydrocarbons produced from each CBM Field within the Contract Area differs in quality, the prices of such CBM with different quality shall if practicable be individually determined.

14.4.3 The price of the Contractor's share of the CBM and Liquid Hydrocarbons produced from all the CBM Fields within the Contract Area shall be denominated in U.S. dollars per cubic meter (based on BTU basis in accordance with Article 13.2.3), and payment made in U.S. dollars.

14.5 Terms of Payment for the Purchased CBM and Liquid Hydrocarbons, Pursuant to Article 14.6 hereof.

14.5.1 Before the CBM and Liquid Hydrocarbons price is determined, the Parties through consultation in accordance with the general international practice then prevailing shall agree upon the time limit for payment.

14.5.2 In case any Party is in default of such payment, such Party shall pay interest on arrears of the payment, starting from the first day of such default. The interest rate shall be the thirty-day term London Inter-Bank Offered Rate (LIBOR) for U.S. dollars quoted by Midland Bank in London at eleven (11:00) a.m. on the first working day following the due date of payment plus five percent (5%).

14.6     Destination of the CBM and Liquid Hydrocarbons.

14.6.1 The destination of Contractor's CBM, and Liquid Hydrocarbons obtained under the Contract shall be at the discretion of the Contractor. The Contractor shall have the following non-exclusive options:

         (1) to join with CUCBM to market a part or all of their respective shares of CBM and Liquid Hydrocarbons and to sell such CBM and Liquid Hydrocarbons jointly to prospective purchasers able to pay in U.S. Dollars;

         (2) to sell directly its share of the CBM and Liquid Hydrocarbons to the Chinese users subject to the approval of the relevant government departments if required;

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

         (3) to sell its share of the CBM and Liquid Hydrocarbons to CUCBM and/or its Affiliates, CUCBM and/or its Affiliates shall pay to the Contractor in U.S. Dollars in accordance with Article 14.6.5; or

         (4)  any other lawful destinations or buyers.

14.6.2 Transportation costs shall be determined in accordance with Article

14.6.3   The CBM price or value shall be determined in accordance with this
         Article 14 with the objective of the Parties being to produce the CBM at the MER and to obtain the best price possible.

14.6.4 Unless otherwise mutually agreed, the CBM Delivery Point shall be the most economically viable nearby pipeline having available capacity.

14.6.5 For the purpose of encouraging the exploration and development of CBM, CUCBM and/or its Affiliates will, upon request of Contractor, act as a buyer to purchase all or part of Contractor's share of CBM and Liquid Hydrocarbons produced from the Contract Area in accordance with the following provisions.

14.6.5.1 The Parties shall agree upon the volume and rates of delivery of CBM and Liquid Hydrocarbons by Contractor and to be purchased by CUCBM and/or its Affiliates.

14.6.5.2 The price of CBM and other essential terms and conditions including but not limited to Delivery Point and pipeline costs shall be determined pursuant to the provisions of Article 14 and shall unless otherwise mutually agreed be agreed upon prior to the determination of commerciality and preparation of the Overall Development Program.

14.6.5.3 The Purchase of the CBM and Liquid Hydrocarbons produced from the Contract Area shall be made at the Delivery Point, which unless otherwise mutually agreed, shall be the most economically viable nearby Natural Gas pipeline having available capacity.

14.6.5.4 Unless otherwise agreed by the Contractor, payments for CBM and Liquid Hydrocarbons shall be made in U.S. Dollars in the bank account designated by Contractor.

14.6.6 In the case that CUCBM and/or its Affiliates have available capacity in the gas trunklines and/or pipeline infrastructure, once a CBM transportation contract with reasonable transportation costs determined in accordance with Article 14.4.1 and with due reference to Chinese CBM industry practice has been signed by and between CUCBM and/or its Affiliates and Contractor, Contractor shall be guaranteed access and priority use of such trunkline and/or pipeline infrastructure and any subsequent CBM or Natural Gas producer shall be subject to Contractors' guaranteed access and priority use of such trunkline and/or pipeline infrastructure.

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14.6.7   Both Parties understand that the construction of pipelines and related facilities (the "Pipeline") is required for the purpose of transport CBM from the Contract Area. The construction can either be included in the Overall Development Program or be developed as a separate project. Unless otherwise agreed between the Parties in writing and subject to the applicable laws and regulations, the Contractor shall have the right to participate in the Pipeline and to all revenues generated thereof equal to its participating interest under this Contract. In either event, the decision to construct the Pipeline, its connection to the economically most viable pipeline and/or buyers, and all its operations shall be based on the Parties' intention to maximize their profits under this Contract and the exploitation of the Pipeline.


Article 15
Employment of Personnel and Procurement of Goods and Services


15.1 For the performance of the CBM Operations, the Contractor's procurement of necessary goods, leasing equipment and signature of subcontracts or other service contracts shall be subject to relevant regulations. The Contractor shall give preference to goods, equipment and service determined to be the most competitive in terms of price, quality and term of delivery.

15.2 The Contractor may give preference to employ Chinese Personnel in the performance of the CBM Operations in accordance with relevant regulations. For this purpose, the Contractor may submit in advance to CUCBM a plan for the employment of Chinese Personnel listing all the posts and number of the persons involved. CUCBM shall, at the request of the Contractor and in accordance with the plan, provide or assist in recruiting Chinese employee candidates for such employment. For the performance of CBM Operations, the Contractor shall have the obligation to employ competent personnel. The Contractor shall give preference in employing the Chinese Personnel who have participated in the training program provided by the Contractor.

         It is agreed between CUCBM and the Contractor that total Chinese Personnel employment levels, including the costs thereof, for the purpose of conducting CBM Operations, including training therefore, shall always be consistent with conducting such operations in an efficient and economic manner in accordance with good and generally accepted international CBM practices.

         All Chinese employees shall sign employment contracts whose terms shall cover hiring, resignation and dismissal, production and work responsibilities, wages and bonuses, working hours and holidays, labor insurance and welfare benefits, labor protection and labor discipline. Such contracts shall include the right to dismiss such employees in accordance with the Chinese laws and regulations concerning such employees who do not observe such contract or other rules applicable to their work.

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15.3     The engineering design corporations under or entrusted by CUCBM shall have the right to participate in the tendering for the master designs and engineering designs made by the Contractor for the purpose of the implementation of the Contract.

15.4 After the Contractor signs equipment leasing contracts, service contracts or subcontracts with CUCBM or its Affiliates in accordance with Article 15.1 herein, the Contractor shall endeavor to provide technical assistance to CUCBM or its Affiliates, at the request of CUCBM, so as to enable them to meet the needs of operations to be undertaken. The expenses so incurred by the Contractor shall be borne by CUCBM or its Affiliates.


Article 16
Training of Chinese Personnel



16.1 The Contractor agrees to provide training for the Chinese Personnel including workers, technical, economic, managerial, legal and other professional personnel, in order to improve their technical and/or managerial capabilities relating to CBM Operations, all in accordance with this Article 16.

16.2 Within ninety (90) days following the Date of Commencement of the Implementation of the Contract, the Contractor shall, after consultation with CUCBM, complete and submit a training program for a reasonable number of the Chinese Personnel in the exploration period and the corresponding budget to JMC for review and approval, and upon approval by JMC, put it into practice. The Contractor shall, after consultation with CUCBM, complete and submit training programs and corresponding budgets for a reasonable number of the Chinese Personnel in the development period and production period, respectively, to JMC for its review and approval before the commencement of the Development Operations and Production Operations, and upon approval by JMC, put them into practice in time so as to have ample time in advance for such training.

16.3 The expenses and costs incurred for performing the training program stipulated in this Article shall be charged to the exploration costs if such costs are incurred before the date of approval of the Overall Development Program of the first CBM Field, and shall be charged to the development costs if such costs are incurred after the date of approval of the Overall Development Program of the first CBM Field, and before the Date of Commencement of Commercial Production of the first CBM Field, or shall be charged to the operating costs if such costs are incurred after the Date of Commencement of Commercial Production of the first CBM Field.

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16.4     In the course of the implementation of the Contract, the Parties may have scientific and technical cooperation and academic exchange in connection with the CBM Operations. The relevant provisions concerning the program, participating personnel and type related to the scientific and technical cooperation and academic exchange shall be determined by the Parties. The expenses required by the scientific and technical cooperation and academic exchange (if any) shall be included in the budget specified in Article 16.2 herein and charged to the Joint Account. All inventions, experiments or research results arising from the said cooperation and academic exchange shall be shared by and belong to the Parties who, subject to the provisions of Article 21 hereof, shall not disclose them to any Third Party.

16.4.1 In the course of the implementation of the Contract, those scientific research projects, which are required for the CBM Operations but not carried out by the Parties, may, with the approval of JMC, be commissioned to, and carried out by, any Third Party.
         The Operator shall enter into subcontracts or service contracts with competent and competitive relevant scientific research departments. The aforesaid required expenses shall be included in the budget specified in Article 16.2 herein and charged to the Joint Account. All inventions and experimental or research results developed from the aforesaid research projects carried out by a Third Party delegated by the Operator shall also be shared by and belong to the Parties who, subject to the provisions of Article 21 hereof, shall not disclose them to any other Third Parties. The Operator shall endeavor to incorporate the provisions herein in the subcontracts or service contracts signed with a Third Party.

16.5 Any technology or managerial experience, including proprietary technology, e.g. patented technology, know-how or other confidential technology that the Contractor transfers to CUCBM hereunder, shall remain the exclusive property of the Contractor and also be subject to the confidentiality restrictions of Article 21 hereof.

16.6 For the purpose of the implementation of this Article 16 - Training of Chinese Personnel, the costs and expenditures incurred by the Contractor annually for training of Chinese Personnel shall be twenty thousand ($20,000) U.S. Dollars during the exploration period and forty thousand ($40,000) U.S. Dollars during the development and production periods unless otherwise agreed by the Parties. These costs and expenditure shall be charged to the Joint Account.


                                       105
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Article 17
Ownership of Assets and Data

17.1 All assets purchased, installed and constructed under the Work Program and budget for each CBM Field within the Contract Area shall be owned by CUCBM from the date on which all the development costs actually incurred by the Contractor in the development period of such CBM Field have been fully recovered or from the date on which the production period expires, even though the aforesaid costs have not been fully recovered. The Operator shall be responsible for the acceptance inspection or testing of the said assets and CUCBM may, as it deems necessary, send its experts to participate in such acceptance inspection or testing. In the production period, the Operator may use these aforesaid CUCBM-owned assets free of charge for performing the CBM Operations. Such assets shall not be used in any operations other than the CBM Operations or any operations by Third Parties without the consent of the Parties.

17.2 Equipment and facilities which are owned by a Third Party and are either leased by the Operator or temporarily brought into the territory of the People's Republic of China for the performance of the CBM Operations shall not be deemed as assets owned by CUCBM. Such equipment and facilities may be exported from the People's Republic of China, and CUCBM shall assist in handling export formalities.

17.3 The ownership of all data, records, samples, vouchers and other original data obtained in the course of performing the CBM Operations shall vest in CUCBM, and the disclosure thereof by CUCBM shall be made in accordance with Article 21 hereof. However the Contractor shall, subject to any necessary approval as may be required and Article 21 hereof, have the right to use inside and outside the People's Republic of China, and keep samples, copies of all data, records and vouchers for the purposes of the CBM Operations.

17.4 The facilities constructed for the conduct of CBM Operations hereunder, whether located within or outside the Contract Area, may be used for the common benefit of any and all CBM Fields within the Contract Area ("Common Facilities") for so long as any CBM Field in the Contract Area is utilizing any of the Common Facilities. CUCBM and Contractor shall be entitled to use, free of charge, excepting Operating Costs, such Common Facilities to the extent required for CBM Operations, hereunder. Such right of use shall be permitted regardless of whether or not the costs related to such Common Facilities have been recovered and regardless of whether or not the production period of the relevant CBM Field on which the Common Facilities are located has been terminated.

         The operating costs of the Common Facilities will be allocated to each CBM Field in proportion to the total Annual Gross Production of CBM and Liquid Hydrocarbon, contribution of each CBM Field to the total Annual Gross Production of CBM and Liquid Hydrocarbons of all the CBM Fields within Contract Area utilizing such facilities.

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Article 18
Accounting, Auditing and Personnel Costs

18.1     Accounting

         Annex II - Accounting Procedure hereto contains the guidelines for the Operator to keep accounting books and records and make financial settlements. The Operator shall keep and settle the accounts for all the financial activities in respect of the Contract Area and maintain all the accounting books and records in accordance with Annex II - Accounting Procedure hereto in order to accurately reflect the exploration costs, development costs with Deemed Interest thereon and operating costs incurred in the performance of the CBM Operations in respect of the Contract Area, as well as quantity and monetary value of the production and allocation of CBM. The Operator shall submit detailed statements and relevant written reports to JMC and the departments concerned.

18.2     Auditing.

18.2.1 Any non-Operator Party to the Contract shall have the right to audit all the Operator's Joint Account accounting books and records after the end of each Calendar Year and shall give the Operator a written notice of the auditing results. The auditing shall be completed within twenty-four (24) months after the end of each Calendar Year. In the absence of any written notice of the exception in the auditing results given by the non-Operator Party within such period or if the annual Joint Account accounting books and records of the Operator are not audited by any non-Operator Party within such period, the Operator's Joint Account accounting books and records shall be deemed correct. A special auditing of the Operator's Joint Account accounting books and records may be made due to some special requirements during a Calendar Year.

18.2.2 If the auditing referred to in Article 18.2.1 herein is conducted, the Operator shall be given thirty (30) day notice prior to the date of commencement of such auditing. There shall be no impediment to normal CBM Operations during the period of any audit.

18.2.3 The auditors shall be entitled to access to all relevant Joint Account records, files and other information and may inspect such sites and facilities as necessary.

18.2.4 Upon receipt of a notice of the non-Operator Party's exceptions in the auditing results, the Operator shall use its best efforts to reply in writing and resolve these matters in due time (no later than sixty (60) days thereafter).

18.3     Personnel Costs.

18.3.1 The personnel costs mean the remuneration and other related charges paid in connection with personnel who are engaged whether temporarily or permanently in administration, management, accounting, finance, tax,

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         employee relations, procurement, legal affairs, computer services, engineering, geology, geophysics, drilling and Production Operations as well as all other work for the implementation of the Contract.

18.3.1.1 The salary or wages of personnel of the JMC, of the personnel in the various subordinate bodies of the JMC, of the professional representatives referred to in Article 7.5 and of all employees engaged in the performance of the CBM Operations shall be included in the personnel costs as provided in Article 18.3.1 herein.

18.3.1.2 Personnel costs, which are classified as the overhead of the superior management organization pursuant to Article 5.2.18 of Annex II - Accounting Procedure hereto shall not be included in the personnel costs mentioned herein.

18.3.2 After the Date of Commencement of the Implementation of the Contract, the Operator shall work out a staffing plan for its organization and a personnel costs plan with respect thereto (including a plan of personnel costs, such as basic salary or wage, overseas allowance and area allowance, etc.) before the beginning of each Calendar Year and submit such plan with the annual Work Program and budget to JMC for review and examination.
         During the exploration period, the Operator shall submit a staffing plan for its organization and a personnel costs plan with the annual Work Program and budget to JMC for review and examination.

         In the development period and production period, the Operator shall submit a staffing plan for its organization and a personnel costs plan with the annual Work Program and budget to JMC for review and approval and the Contractor shall provide to CUCBM with an itemized plan of personnel costs of the Expatriate Employees. CUCBM shall bear the obligation of confidentiality to such information provided by the Contractor.

         The Operator shall charge the personnel costs of the Contractor's personnel actually incurred to the Joint Account.

         CUCBM shall have the right to audit the personnel costs charged to the Joint Account, and when CUCBM acts as the Operator, the Contractor shall also have the right to audit such personnel costs.

18.3.3 The level of the salaries and wages paid to the representatives appointed by CUCBM to JMC established in accordance with Article 7.1 hereof, the Chinese Personnel working in various subordinate bodies of JMC established in accordance with Article 7.4 hereof, the professional representatives assigned by CUCBM to all administrative and technical departments of the Operator (Contractor) in accordance
         with  Article  7.5  hereof  and  CUCBM's  personnel   employed  by  the
         Contractor shall be determined  pursuant to the provisions of Annex III
         - Personnel Costs hereto.

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         The salaries and wages of the Chinese Personnel other than CUCBM personnel employed by the Operator shall be determined through consultations and specified in the individual employment contracts.

         The settlement of all charges for the salaries and wages of CUCBM personnel mentioned in Article 18.3.3 herein, shall be made between CUCBM and the Operator in accordance with Annex III (Personnel Costs) hereto. CUCBM personnel shall be responsible for any and all individual income tax due including but not limited to that due in accordance with the provisions of the individual income tax law of the People's Republic of China.

18.3.4 The Operator shall withhold the individual income tax of the Expatriate Employees it is required to withhold and due in accordance with the provisions of the individual income tax law of the People's Republic of China.


Article 19
Taxation

19.1 Except for the taxes and duties for which the Contractor has the statutory obligation to file and pay for the CBM Operations, each of the companies comprising the Contractor shall pay taxes measured by income to the Government of the People's Republic of China subject to the tax laws and regulations of the People's Republic of China applicable to the Contract.

19.2 The Operator shall advise the Subcontractors who render services for the Contract that they and their employees shall pay taxes to the Government of the People's Republic of China subject to the tax laws and regulations of the People's Republic of China.


Article 20
Insurance

20.1 The Operator shall work out an insurance program for the Exploration Operations and submit it to JMC for review and approval within one hundred and twenty (120) days after the Date of Commencement of the Implementation of the Contract. The Operator shall, on behalf of the Parties, obtain the insurance contracts in accordance with such program as approved by JMC before commencement of CBM Operations within the Contract Area.

         Similar provisions shall apply in respect of Development Operations and Production Operations.

20.2 All of the insurance items as approved in the insurance program shall be insured with the insurance companies established in accordance with the laws of the People's Republic of China (hereinafter referred to as

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         insurance companies in the People's Republic of China) and shall be insured in accordance with the laws and regulations of the People's Republic of China and on terms and conditions competitive with the world markets.

20.3 The insurance programs worked out by the Operator shall include, but not be limited to, the following insurance covering:

         (a) damages to and expenses of all drilling installations and equipment, including damages to and expenses of the properties used on worksites and supply bases for the CBM Operations, while the equipment and properties owned by Third Party rendering services to the Operator shall be handled in accordance with
              Article 20.5 herein;
         (b) damages to and expenses of any of the equipment or installations for production, storage and transportation, and buildings in the course of construction and installation;
         (c) damages to and expenses of the production installations, facilities, equipment and pipelines in CBM fields;
         (d)  liability to Third Parties;
         (e) liability for pollution and expenses for cleaning up in the course of drilling and the Production Operations;
         (f)  expenses for killing blowouts;
         (g) liability incurred by the Operator in hiring land drilling rigs, vessels and aircraft serving the CBM Operations;
         (h)  liability for cleaning the remains; and
         (i) losses and expenses incurred during the transportation and storage in transit of goods shipped from different parts of the world and other areas outside the Contract Area to the worksites.

20.4 In any insurance contracts, the deductibles shall be determined by the Parties through consultation, and losses within the deductible limits shall be borne by Parties in proportion to their respective participating interests in the relevant operations.

20.5 When signing subcontracts or lease contracts, the Operator shall endeavor to require Subcontractors and lessors to insure their risks under the relevant subcontracts or lease contracts shall be insured with insurance companies in the People's Republic of China in accordance with the laws and regulations of the People's Republic of China. The rates, terms and conditions of such insurance shall be competitive with world markets for similar risks.

20.6 In the course of the CBM Operations, the Parties shall cover separately personnel accidental death and injury insurance with respect to personnel assigned by them respectively. The premiums in respect thereof shall be dealt with in the following way: the premiums for personnel accidental death and injury insurance with respect to personnel whose costs are charged to the Joint Account pursuant to the provisions of the Contract shall be charged to the Joint Account, and those with respect to other personnel shall be borne respectively by the Parties by which they are assigned.

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20.7     Insurance companies owned by or affiliated with any Party to the
         Contract, or the Parties themselves, may reinsure relevant insurance companies in the People's Republic of China who have obtain the insurance contract by reaching an agreement with such companies if they are interested in covering any part of the insurance program hereof.

20.8 All motor vehicles used in the CBM Operations shall be insured with insurance companies in the People's Republic of China in accordance with the laws and regulations of the People's Republic of China.

20.9 The premiums of insurance in the exploration period and the development period shall be charged respectively to the exploration costs and development costs while those in the production period shall be charged to the operating costs.

20.10 Any claim under the insurances of the agreed insurance program charged to the Joint Account shall be handled by the Operator and any recovery made from insurers shall be credited to the Joint Account.


Article 21
Confidentiality

21.1 CUCBM shall, in conformity with applicable laws and regulations of the Government of the People's Republic of China on confidentiality and by taking into account international practice, determine in consultation with the Contractor the confidentiality periods for which the Contract and all documents, information, data and reports related to the CBM Operations within the Contract Area shall be kept confidential.

21.2 Without the written consent of the other Party, no Party to the Contract shall disclose, during such confidentiality periods, the Contract, documents, information, data and reports referred to in
         Article 21.1 herein or any other information regarded by JMC as confidential, to any Third Party except the Third Parties specified in
         Article 21.5 herein and to any Affiliate not directly connected with the implementation of the Contract, and no Party to the Contract shall otherwise transfer, donate, sell or publish them in any way within the confidentiality periods. However, CUCBM may furnish the following original data and information or interpretation thereof with respect to the Contract Area to the relevant Third Parties:

         (a) original data and information held by CUCBM for over two (2) years; and

         (b) interpretations of original data and information, which have been held by CUCBM for over five (5) years.

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         CUCBM shall require relevant Third Parties to undertake to keep confidential the aforesaid data, information, and interpretations thereof furnished to them by CUCBM.

         CUCBM shall, in conformity with relevant provisions of laws and regulations of the People's Republic of China and requests of relevant government departments and units, provide them with all documents, information, data and reports as mentioned herein.

21.3 During the term of the Contract and after the termination of the Contract, CUCBM shall not disclose to any Third Party any patent, know-how or proprietary technology transferred to CUCBM by the Contractor without the written consent of the Contractor except for any technology, the patent of which has expired and any proprietary and confidential technology which has entered the public domain.

21.4 After the termination of the Contract or after any assignment of rights and/or obligations of the Contract under Article 22 hereof, the Contractor and any assignee shall, within the confidentiality periods, continue to be obliged to keep confidential documents, information, data and reports mentioned in Article 21.2 herein except for official documents and information published with the consent of the Parties.

21.5 For the implementation of the Contract, CUCBM and each company comprising the Contractor may furnish the necessary documents, information, data and reports to Affiliates related to the CBM Operations. CUCBM and each company comprising the Contractor may, after review by JMC and CUCBM, furnish the necessary documents, information, data and reports to the Third Party related to the CBM Operations. The Third Parties include:

21.5.1 Banks, credit institutions, investors or other financial guarantors from which financing is sought by any Party to the Contract for the implementation of the Contract;

21.5.2 Third Parties which provide services for the CBM Operations, including Subcontractors and other service contractors; and

21.5.3 An assignee or assignees to whom the rights and/or obligations under the Contract may be assigned.

21.6 Necessary information, documents, data and reports may be furnished by the Parties or an Affiliate of the Parties related to CBM Operations in accordance with the laws of their home countries to the governments and stock exchanges, provided that the Parties report to JMC in advance.

21.7 CUCBM and each company comprising the Contractor when furnishing the documents, information, data and reports to Third Parties and Affiliates as mentioned in Article 21.5 herein shall require them to assume the confidentiality obligations as set forth herein, or shall bear full responsibility for any violation thereof.

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Article 22
Assignment

22.1 Any company comprising the Contractor may, after notice in writing to CUCBM, assign part or all of its rights and/or obligations under the Contract to any of its Affiliates. Such assignment, within sixty (60) days after receiving the notice, shall be approved by CUCBM, provided that the company comprising the Contractor who assigns, shall perform the assignment in accordance with the following provisions:

         (a) Any company comprising the Contractor who assigns, shall submit to CUCBM copies of a written agreement on the corresponding part of its rights and/or obligations to be assigned;

         (b) Any company comprising the Contractor who assigns, shall guarantee in writing to CUCBM the performance of the assigned obligations; and

         (c) No such assignment shall interfere with the performance of the CBM Operations or affect the organizational structure.

22.2 The Contractor may assign part or all of its rights and/or obligations under the Contract to any Third Party provided that such assignment shall be agreed by CUCBM in advance and approved by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China. However, if the conditions offered by CUCBM are the same, CUCBM shall have the right of first refusal in respect of such assignment to be exercised by CUCBM in writing within sixty (60) days upon receipt of notice from the Contractor to assign to a Third Party, unless otherwise agreed upon by the Parties.

22.3 Upon notice to the Contractor, CUCBM may authorize its Affiliates to implement the Contract, but CUCBM shall remain responsible for the performance of the Contract.

22.4 With prior consent of the Contractor and subject to the approval of the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China, CUCBM may assign part of its rights and/or obligations hereunder to any Third Party, provided that such assignment shall not interfere with the performance of CBM Operations.

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Article 23
Environmental Protection and Safety

23.1 In the performance of the CBM Operations, the Operator shall be subject to the laws, decrees, regulations and standards on environmental protection and safety promulgated by the Chinese Government and carry out the operations according to international practice. The Operator shall make its best efforts to protect farmland, aquatic resources, forest reserves and other natural resources, and prevent pollution and damage to the atmosphere, rivers, lakes, groundwater, harbors, other land environments and ecological environment and secure the safety and health of the operating personnel. The Operator shall use all reasonable endeavors to eliminate promptly any pollution occurring as a direct result of and in the performance of the CBM Operations and minimize its consequences. Economic losses caused by any pollution shall be charged to the Joint Account, unless otherwise provided in
         Article 8.4 hereof.

23.2 When competent authorities under the Chinese Government assign a person to inspect environmental protection, health and safety within the scope of the CBM Operations according to the laws, decrees, rules and regulations of the People's Republic of China, the Operator shall provide all necessary facilities and assistance to enable the inspectors to carry out such inspection smoothly.

23.3 In the performance of the CBM Operations in any fixed fishing net casting area and /or aquatic breeding area, the Operator shall make prior contact with the relevant authorities of the Chinese Government provided that upon the Operator's request, CUCBM shall promptly assist Operator in making such contacts.

23.4 The Operator shall, subject to Article 4.6.2, after the completion of various CBM Operations, to the extent reasonable and practicable, level or restore or reclaim the land of the operating sites to the condition existing at the commencement of implementation of the Contract in accordance with the relevant rules and regulations.


Article 24
Force Majeure

24.1 No Party to the Contract shall be considered in default of the performance of any of its obligations hereunder, if any failure to perform or any delay in performing its obligations is in conformity with all the events described as follows:

         The performance of any obligations hereunder is prevented, hindered or delayed because of any event or combination of events which could not be foreseen and/or which is beyond the control of such Party; and

         Any such event or combination of events is the direct cause of preventing, hindering or delaying of such Party's performance of its obligations hereunder; and

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         When any such event or combination of events has occurred, such Party has taken all reasonable actions to overcome any cause that prevents, hinders or delays performance of its obligations and shall in so far as is practicable continue to perform its obligations hereunder.

24.2 Notice of any event of force majeure and the conclusion thereof shall forthwith be given to the other Party by the Party claiming force majeure.

24.3 In the event of force majeure, the Parties shall immediately consult in order to find an equitable solution thereto and shall use all reasonable endeavors to minimize the consequences of such force majeure.

24.4 If the CBM Operations in the Contract Area are partially or entirely suspended as a result of the force majeure referred to in Article 24 herein, the period of the CBM Operations may be extended by a period corresponding to such suspension. Within fifteen (15) days following the end of each Calendar Year, the Operator shall report to JMC in writing on the suspension of the CBM Operations caused by force majeure, if any, during the preceding Calendar Year.

24.5 Should, however, the force majeure condition continue for a period of twenty-four (24) consecutive months, then, in such event, Contractor shall have the option to terminate this Contract without any further liability.

24.6 The provision of this Article 24 shall not apply in the case of default in the making of any payment of money under the Contract.


Article 25
Consultation and Arbitration

25.1 The Parties shall make their best efforts to settle amicably through consultation any dispute arising in connection with the performance or interpretation, or validity of any provision hereof.

25.2 Any dispute mentioned in Article 25.1 herein that has not been settled through such consultation within ninety (90) days after the dispute arises may be referred to arbitration at the request of and by either Party to the Contract. The arbitration shall be conducted in accordance with the following provisions:

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25.2.1   If agreed upon by the Parties, such dispute shall be referred to arbitration conducted by the China International Economic and Trade Arbitration Commission in accordance with the arbitration proceeding rules thereof.

25.2.2 If the Parties fail to reach an agreement on the arbitration arrangement mentioned in Article 25.2.1 herein within sixty (60) days after a Party has requested in writing that a dispute be referred to arbitration, the Parties shall establish an ad hoc arbitration tribunal to conduct arbitration in accordance with the following provisions:

25.2.2.1 The ad hoc arbitration tribunal shall consist of three (3) arbitrators. The Parties shall each appoint an arbitrator and the two (2) arbitrators so appointed shall designate a third arbitrator. If one of the Parties does not appoint its arbitrator within sixty (60) days after the first appointment, or if the two (2) arbitrators once appointed fail to appoint the third within sixty (60) days after the appointment of the second arbitrator, the relevant appointment shall be made by the Arbitration Institute of the Stockholm Chamber of Commerce, Sweden.

25.2.2.2 The third arbitrator shall be a citizen of a country which has formal diplomatic relations with both the People's Republic of China and the home country of any of the companies comprising the Contractor, and shall not have any economic interests or relationship with the Parties.

25.2.2.3 The place of arbitration shall be determined by the Parties through consultations or, failing the agreement of the Parties within sixty
         (60) days after the appointment of the third arbitrator, by the majority of arbitrators of the ad hoc arbitration tribunal.

25.2.2.4 The ad hoc arbitration tribunal shall conduct the arbitration in accordance with the arbitration rules of the United Nations Commission on International Trade Law ("UNCITRAL") of 1976, as amended. However, if the above-mentioned arbitration rules are in conflict with the provisions of this Article 25, including the provisions concerning appointment of arbitrators, the provisions of this Article 25 shall prevail.

25.3 Both the Chinese and English languages shall be official languages used in the arbitrage proceedings. All hearing materials, statements of claim or defense, awards and the reasons supporting them shall be written in both Chinese and English.

25.4 Any award of the arbitration tribunal shall be final and binding upon the Parties.

25.5 The right to arbitrate disputes under the Contract shall survive the termination of the Contract.

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Article 26
Effectiveness and Termination of the Contract


26.1 The Contract shall, after it is signed, be approved by the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China. The date of such approval shall be the effective date of the Contract. However, the Contractor's obligations shall begin on the Date of Commencement of the Implementation of the Contract, as defined in
         Article 1, hereinabove. CUCBM shall notify the Contractor of the said approval in writing as soon as possible.

26.2 All annexes to the Contract shall be integral parts of the Contract. If there is any inconsistency between the provisions of the annexes and the main body of the Contract, the main body of the Contract shall prevail. All references to the Contract thereof refer to the main body of the Contract.

26.3 If in the course of implementation of the Contract, the Parties decide through consultation to make amendment or supplement to any part of the Contract, a written agreement signed by the authorized representatives of the Parties shall be required. Such written agreement shall be subject to the approval of the Ministry of Foreign Trade and Economic Co-operation of the People's Republic of China should there be any significant modifications hereof. Such agreement shall be regarded as an integral part of the Contract.

26.4     The Contract shall terminate under any of the following circumstances:

26.4.1   Exercise of the Contractor's election to terminate the Contract under
         Article 6.3 (c) hereof; or

26.4.2 Failure to discover any commercial CBM reservoir within the Contract Area by the expiration of the exploration period or the extended exploration period granted under Article 4.3 hereof; or

26.4.3 If there is only one (l) commercial CBM Field in production in the Contract Area, on termination of the production period of such CBM Field; or

26.4.4 If there are two (2) or more commercial CBM Fields and/or CBM Fields in production in the Contract Area, on termination of the production period of the CBM Field with the latest termination date; or

26.4.5 At the end of the last day of the thirtieth (30th) Contract Year from the Date of Commencement of the Implementation of the Contract unless otherwise extended pursuant to Articles 4.5, 4.6.1, or 24.4 hereof.

26.5 Before the expiration of the first phase of the exploration period as specified in Article 4.2 hereof, the Contractor shall not propose termination of the Contract unless the Contractor has fulfilled the minimum exploration work commitment for the first phase of the exploration period ahead of time.

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26.6     If any Party to the Contract commits a material breach of the Contract, the other Party to the Contract shall have the right to demand that such breach be remedied within a reasonable period of time. If such breach is not remedied satisfactorily within such period of time, the complaining Party, arising from such breach shall have the right to terminate the Contract by giving ninety (90) days written notice to the other Party. However, no Party shall be deemed to have committed a material breach in the performance of any provision of the Contract concerning which there is any dispute between CUCBM and the Contractor, until such time as all disputes concerning such provision including any contention that a Party is in material breach, have been settled as provided in Article 25 hereof. During the time of such dispute, CUCBM and the Contractor shall continue to carry out their responsibilities pursuant to the Contract, which shall remain in full force and effect.


Article 27
The Applicable Law

27.1 The validity, interpretation and implementation of the Contract shall be governed by the laws of the People's Republic of China. Failing the relevant provisions of the laws of the People's Republic of China for the interpretation or implementation of the Contract, the principles of the applicable laws widely used in CBM resources countries acceptable to the Parties shall be applicable.

27.2 If a material change occurs to the Contractor's economic benefits after the effective date of the Contract due to the promulgation of new laws, decrees, rules and regulations or any amendment to the applicable laws, decrees, rules and regulations of the People's Republic of China, the Parties shall consult promptly and make necessary revisions and adjustments to the relevant provisions of the Contract in order to maintain the Contractor's normal economic benefits hereunder.


Article 28
Language of the Contract and Working Language

28.1 The text of the Contract, annexes and supplementary documents attached hereto shall be written in both Chinese and English, and both versions shall have equal force and effect.

28.2 The Parties agree that both Chinese and English shall be used as working languages. After the effective date of the Contract, technical documents and information concerning the CBM Operations hereunder including Work Programs and Budgets shall, in general, be written in English except for technical documents and information available previously and received from Third Parties.

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      Unless otherwise agreed by CUCBM, in consultation with the Contractor, documents and information in respect of administration shall be written in both Chinese and English. Forms for production and other reports and records shall be printed with headings in both Chinese and English and may be filled out in either Chinese or English.


Article 29
Miscellaneous

29.1 Any notice or written communication provided for in this Contract by any Party to any of the other Party, including but not limited to any and all offers, writings, or notices to be given hereunder, shall be made by facsimile or telegram, and confirmed by courier service delivered letter, promptly transmitted or addressed to the other Party. The date of receipt of a notice of communication hereunder shall be deemed to be five(5) working days after dispatch of a facsimile or telegram. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing by one Party to the other Party:

            Address of China United CBM Corporation, Ltd.:

            China United Coalbed Methane Corporation, Ltd.
            A88, Anwai Ave., Beijing 100011
            P.R. China
            Tel:  86-10-6429-7887
            Fax:  86-10-6429-1881
            For the attention of:


            Address of the representative of the Contractor:

            Far East Energy Corporation
            400 N. Sam Houston Pkwy.E., Suite 320
            Houston, TX 77060 USA

            Tel.: 1-281-591-5834
            Fax:  1 -281-591-5825
            For the attention of: B. Jackson
                                  J. Gondi

29.3 Either Party to the Contract may change its address or representative by a written notice to the other Party to the Contract.

29.4 Companies comprising the Contractor have the following percentages of participating interests as of the effective date of the Contract:

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         (I) Far East Energy Corporation. one hundred percent (100%);

         Subject to Article 29.6 herein, the rights and obligations of each company comprising the Contractor hereunder may, as between themselves, be varied by the operating agreement between such companies and the Contractor shall advise CUCBM in writing of any expected variation and, thereafter, of the actual variation. If such variation leads to the transfer of the operatorship, or the companies comprising the Contractor have made a decision to change the Operator, the Operator referred to in Article 8.1 hereof may be replaced after obtaining a written consent from CUCBM.

29.5 The Contractor shall pay CUCBM a signature fee of fifty thousand U.S. Dollars (US $50,000) within thirty (30) days after the Date of Commencement of the Implementation of Contract, and fifty thousand U.S. Dollars (US $50,000) shall be paid on each anniversary date for the next two years. The total number is one hundred and fifty thousand U.S. Dollars (US $150,000). And such signature fee shall, in no case, be charged to the Joint Account, nor be deemed recoverable costs.

29.6 Companies comprising the Contractor signing the Contract with CUCBM agree to undertake the obligations of the Contractor under the Contract jointly and severally.

29.7 Whenever alternative interpretations of the Contract are possible subject to Article 27.1 hereof, CUCBM and the Contractor agree that preference shall be given to interpretations that will facilitate and promote the intent of the Contract.

29.8 It is the express and agreed intention of CUCBM and the Contractor that the terms and conditions of the Contract shall be applied, and that the grant of any consents or approvals required hereunder shall be given by each Party in a manner and under conditions which are at all times reasonable and in line with international CBM industry practice.

29.9 No waiver by any Party of any one or more defaults by another Party in the performance of the Contract shall operate or be construed as a waiver of any preceding or future default or defaults by the same Party, whether of a like or of a different character. Except as expressly provided in this Contract, no Party shall be deemed to have waived, released or modified any of its rights under the Contract unless such Party has expressly stated, in writing that it does waive, release or modify such right.

29.10 Each Party represents and warrants that it has the power, capacity and authority to enter into this Contract and that this Contract is a legal, valid and binding obligation enforceable against it or its successor in accordance with its terms.

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

In witness whereof, THIS CONTRACT is signed in _______________ by the authorized representatives of the Parties hereto on the first above-mentioned date.


CHINA UNITED CBM CORPORATION, LTD     FAR EAST ENERGY CORPORATION

By:______________________________     By:_________________________


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